UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23564

Name of Fund:	BlackRock Capital Allocation Term Trust (BCAT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Allocation Term Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2024

Date of reporting period: 12/31/2024

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

December 31, 2024
2024 Annual Report

BlackRock Capital Allocation Term Trust (BCAT)
BlackRock ESG Capital Allocation Term Trust (ECAT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Capital Allocation Term Trust’ s (BCAT) and BlackRock ESG Capital Allocation Term Trust’s (ECAT) (collectively, the “Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
December 31, 2024
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BCAT	$ 0.284398	$ —	$ —	$ 2.363842	$ 2.648240	11%	— %	— %	89%	100%
ECAT	0.195681	—	—	2.665209	2.860890	7	—	—	93	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.
Section 19(b) Disclosure
Each Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”).  In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:
Trust Name	Amount Per Common Share
BCAT	$ 0.289190
ECAT	0.306840
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about  a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2024 BlackRock Annual Report to Shareholders

Table of Contents

The Benefits and Risks of Leveraging
The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

2024 BlackRock Annual Report to Shareholders

Option Over-Writing Strategy
Overview
In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.
Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration.  The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.
Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.
Option Over-Writing Strategy Illustration
To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.
Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Consolidated Schedule of Investments and the Notes to Consolidated Financial Statements for details of written options.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

Option Over-Writing Strategy / Derivative Financial Instruments

Trust Summary as of December 31, 2024

BlackRock Capital Allocation Term Trust (BCAT)
Investment Objective
BlackRock Capital Allocation Term Trust’s (BCAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust invests in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BCAT
Initial Offering Date	September 28, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($15.15)(a)	22.91%
Current Monthly Distribution per Common Share(b)	$0.289190
Current Annualized Distribution per Common Share(b)	$3.470280

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on February 3, 2025, was decreased to $0.288220 per share.  The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 15.15	$ 14.95	1.34%	$ 17.00	$ 14.83
Net Asset Value	16.43	17.25	(4.75)	17.93	16.38
GROWTH OF $10,000 INVESTMENT
BCAT commenced operations on September 28, 2020.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
Effective June 30, 2024, the Trust changed its reporting benchmarks from MSCI ACWI and Bloomberg U.S. Aggregate Bond Index to a customized reference benchmark consisting of MSCI World Index (50%) and Bloomberg U.S. Aggregate Bond Index (50%). The investment adviser believes the new benchmark represents a more appropriate reporting benchmark for the Trust.
(c)
A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.
(d)
A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
(e)
An index that captures large- and mid-cap representation across certain developed and emerging markets.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2024(continued)

BlackRock Capital Allocation Term Trust (BCAT)
Performance
Returns for the period ended December 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	Since Inception(a)
Trust at NAV(b)(c)	11.92%	5.09%
Trust at Market Price(b)(c)	19.08	3.11
Custom Reference Benchmark	9.70	5.41
MSCI World Index	18.67	12.82
Bloomberg U.S. Aggregate Bond Index	1.25	(1.92)
MSCI ACWI	17.49	11.63

(a)	BCAT commenced operations on September 28, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets). As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.
In equities, positioning in the information technology, financials, communication services, and industrials sectors were the primary contributors to the Trust’s absolute return. In fixed-income, positioning in corporate bonds and securitized assets, notably asset-backed securities, contributed positively.
Positioning in index-related equity futures (used mainly as a risk-management strategy during periods of heightened market volatility) was the primary detractor from absolute returns in equities. Duration management via interest-rate derivatives detracted in fixed-income, as did holdings in agency mortgage-backed securities (MBS) and developed-market government bonds. (Duration is a measure of interest rate sensitivity.)
The Trust used derivatives, which may include options, futures, swaps, and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements. The Trust also used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings.
Private investments comprised approximately 13.2% of the Trust’s total assets at the close of the period. The Trust’s holdings in this area made a small contribution, driven by private credit.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust’s allocation to equities decreased by 4.7 percentage points, with the largest reductions in healthcare, industrials, and consumer staples. Its weightings in financials and communication services increased. The allocation to fixed-income fell by 5.0 percentage points, with the largest reductions in securitized assets, most notably collateralized loan obligations, as well as investment-grade corporates and developed-market sovereign bonds. The Trust’s weighting in high yield corporates increased. As a result of these changes, the Trust’s allocation to cash rose.
Describe portfolio positioning at period end.
The Trust had a 52% allocation to equities at the close of the period. It had holdings across all sectors, with the largest absolute weightings in information technology, financials, and consumer discretionary. The Trust used options as an additional source of income. As of December 31, 2024, the Trust had sold options on approximately 9.6% of its equity positions.
The Trust finished the period with a weighting of 44% in fixed-income, comprised predominately of high yield bonds, securitized assets, and to a lesser extent, agency MBS, investment-grade corporates and government bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of December 31, 2024(continued)

BlackRock Capital Allocation Term Trust (BCAT)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)(b)
Uniform Mortgage-Backed Securities, 4.50%, 01/15/55	4.4%
Uniform Mortgage-Backed Securities, 3.50%, 01/14/55	3.6
Microsoft Corp.	3.3
Amazon.com, Inc.	2.5
Alphabet, Inc.	1.9
NVIDIA Corp.	1.5
Mastercard, Inc.	1.5
Apple, Inc.	1.2
JPMorgan Chase & Co.	1.1
UnitedHealth Group, Inc.	1.1

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)(b)
United States	75.3%
United Kingdom	3.3
Cayman Islands	2.7
France	2.4
Japan	1.9
Canada	1.9
Italy	1.7
Netherlands	1.4
China	1.3
Germany	1.1
Ireland	1.0
Other#	6.0

(a)	Excludes underlying investments in total return swaps.
(b)	Excludes short-term securities, short investments and options, if any.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2024

BlackRock ESG Capital Allocation Term Trust (ECAT)
Investment Objective
BlackRock ESG Capital Allocation Term Trust’s (ECAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. In addition, the Trust may invest without limit in “junk bonds,” corporate loans and distressed securities. The Trust will invest at least 80% of its total assets in securities that, in the investment adviser’s assessment, meet certain environmental, social and governance (“ESG”) criteria. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	ECAT
Initial Offering Date	September 27, 2021
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($16.40)(a)	22.45%
Current Monthly Distribution per Common Share(b)	$0.306840
Current Annualized Distribution per Common Share(b)	$3.682080

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on February 3, 2025, was increased to $0.306990 per share.  The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 16.40	$ 16.13	1.67%	$ 18.07	$ 16.04
Net Asset Value	17.56	18.05	(2.71)	19.23	17.56
GROWTH OF $10,000 INVESTMENT
ECAT commenced operations on September 27, 2021.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
Effective June 30, 2024, the Trust changed its reporting benchmarks from MSCI ACWI and Bloomberg U.S. Aggregate Bond Index to a customized reference benchmark consisting of MSCI World Index (65%) and Bloomberg U.S. Aggregate Bond Index (35%). The investment adviser believes the new benchmark represents a more appropriate reporting benchmark for the Trust.
(c)
A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.
(d)
A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
(e)
An index that captures large- and mid-cap representation across certain developed and emerging markets.
Trust Summary

Trust Summary as of December 31, 2024(continued)

BlackRock ESG Capital Allocation Term Trust (ECAT)
Performance
Returns for the period ended December 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	Since Inception(a)
Trust at NAV(b)(c)	14.55%	6.82%
Trust at Market Price(b)(c)	19.72	4.61
Custom Reference Benchmark	12.34	4.04
MSCI World Index	18.67	7.34
Bloomberg U.S. Aggregate Bond Index	1.25	(2.30)
MSCI ACWI	17.49	6.23

(a)	ECAT commenced operations on September 27, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., the flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets) with ESG considerations. As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.
In equities, positioning in the information technology, financials, and healthcare sectors were the primary contributors to the Trust’s absolute return. In fixed-income, positioning in corporate bonds and securitized assets, notably commercial mortgage-backed securities, contributed positively. The Trust’s cash position added value, as well.
Positioning in energy and real estate were the primary detractors from returns in equities. Duration management via interest-rate derivatives detracted in fixed-income, as did holdings in agency mortgage-backed securities (“MBS”). (Duration is a measure of interest rate sensitivity.)
The Trust used derivatives, which may include options, futures, swaps, and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements.
Private investments comprised approximately 6.1% of the Trust’s total assets at the close of the period. The Trust’s holdings in this area made a small contribution to results, driven by private credit.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust’s allocation to equities increased by 2.1 percentage points, with the largest additions in information technology, communication services and financials. Its weightings in healthcare and consumer staples decreased. The allocation to fixed-income rose by 3.3 percentage points, with the largest increase in high yield bonds. The Trust’s weighting in collateralized loan obligations and develop-market sovereign bonds decreased modestly. As a result of these changes, the Trust’s allocation to cash fell.
Describe portfolio positioning at period end.
The Trust had a 70% weighting in equities at the close of the period. It had holdings across all sectors, with the largest absolute weightings in information technology, healthcare, financials, and consumer discretionary. The Trust used options as an additional source of income. As of December 31, 2024, the team had sold options on approximately 10.7% of its equity positions.
The Trust finished the period with a weighting of 30% in fixed-income, comprised predominately of high yield bonds, agency MBS, investment-grade corporates, and securitized assets.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2024(continued)

BlackRock ESG Capital Allocation Term Trust (ECAT)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Uniform Mortgage-Backed Securities, 4.50%, 01/15/55	4.4%
Microsoft Corp.	3.8
NVIDIA Corp.	3.1
Mastercard, Inc.	2.5
Alphabet, Inc.	2.1
Marsh & McLennan Cos., Inc.	2.0
Uniform Mortgage-Backed Securities, 5.50%, 01/15/55	2.0
Apple, Inc.	1.7
Boston Scientific Corp.	1.6
Intuitive Surgical, Inc.	1.5

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	80.6%
France	3.2
United Kingdom	2.7
Italy	1.7
Netherlands	1.7
Japan	1.5
Taiwan	1.3
Germany	1.1
China	1.0
Other#	5.2

(a)	Excludes short-term securities, short investments and options, if any.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.
Trust Summary

Consolidated Schedule of Investments
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
Canada — 0.0%
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(a)	CAD	1,270	$ 859,009
Cayman Islands(a)(b) — 2.9%
AGL CLO Ltd.
Series 2020-3A, Class D, (3-mo. CME Term SOFR + 3.56%), 8.22%, 01/15/33	USD	550	553,013
Series 2020-7A, Class DR, (3-mo. CME Term SOFR + 3.36%), 8.02%, 07/15/34		250	251,374
AIMCO CLO, Series 2017-AA, Class DR, (3-mo. CME Term SOFR + 3.41%), 8.03%, 04/20/34		250	251,442
Apidos CLO XXII, Series 2015-22A, Class CR, (3-mo. CME Term SOFR + 3.21%), 7.83%, 04/20/31		250	251,435
Apidos CLO XXXV, Series 2021-35A, Class E, (3-mo. CME Term SOFR + 6.01%), 10.63%, 04/20/34		375	377,803
Apidos CLO XXXVII, Series 2021-37A, Class E, (3- mo. CME Term SOFR + 6.56%), 11.19%, 10/22/34		250	251,741
Ares Loan Funding I Ltd.
Series 2021-ALFA, Class E, (3-mo. CME Term SOFR + 6.96%), 11.62%, 10/15/34		1,250	1,260,348
Series 2021-ALFA, Class SUB, 0.00%, 10/15/34		2,150	1,285,915
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3- mo. CME Term SOFR + 6.76%), 11.39%, 10/25/34		625	629,971
Assurant CLO IV Ltd., Series 2019-4A, Class DR, (3-mo. CME Term SOFR + 3.91%), 8.53%, 04/20/30		1,950	1,961,000
Ballyrock CLO Ltd., Series 2019-1A, Class CR, (3- mo. CME Term SOFR + 3.31%), 7.97%, 07/15/32		2,700	2,714,808
Bardot CLO Ltd., Series 2019-2A, Class DR, (3-mo. CME Term SOFR + 3.26%), 7.89%, 10/22/32		250	251,451
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3-mo. CME Term SOFR + 3.51%), 8.17%, 07/15/31		250	251,368
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class ER, (3-mo. CME Term SOFR + 7.01%), 11.67%, 07/15/34		250	251,422
Canyon CLO Ltd., Series 2020-3A, Class BR, (3-mo. CME Term SOFR + 1.95%), 6.61%, 10/15/37		750	759,371
CarVal CLO VC Ltd., Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 11.67%, 10/15/34		500	502,844
CIFC Funding Ltd., Series 2019-3A, Class CR, (3-mo. CME Term SOFR + 3.31%), 7.96%, 10/16/34		1,000	1,005,543
Crown City CLO III, Series 2021-1A, Class C, (3-mo. CME Term SOFR + 3.56%), 8.18%, 07/20/34		1,250	1,257,269
Crown Point CLO Ltd., Series 2020-9A, Class DR, (3-mo. CME Term SOFR + 4.01%), 8.67%, 07/14/34		500	500,278
Elmwood CLO II Ltd., Series 2019-2A, Class SUB, 0.00%, 04/20/34		1,000	696,000
Elmwood CLO X Ltd., Series 2021-3A, Class ER, (3-mo. CME Term SOFR + 5.85%), 10.47%, 04/20/34		1,000	1,009,484
Flatiron CLO Ltd., Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 3.26%), 7.75%, 11/16/34		700	704,927
Golub Capital Partners CLO Ltd.
Series 2021-53A, Class E, (3-mo. CME Term SOFR + 6.96%), 11.58%, 07/20/34		250	252,142
Series 2021-55A, Class E, (3-mo. CME Term SOFR + 6.82%), 11.44%, 07/20/34		1,000	1,007,980
Security		Par (000)	Value
Cayman Islands (continued)
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.13%, 10/19/34	USD	250	$ 251,239
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3-mo. CME Term SOFR + 5.96%), 10.59%, 10/18/30		500	502,107
OCP CLO Ltd.
Series 2019-16A, Class ER, (3-mo. CME Term SOFR + 6.61%), 11.29%, 04/10/33		400	401,683
Series 2020-18A, Class D1R2, (3-mo. CME Term SOFR + 3.10%), 8.33%, 07/20/37		500	508,006
Series 2020-AR, Class D1R, (3-mo. CME Term SOFR + 3.60%), 8.23%, 04/18/37		3,500	3,570,274
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.31%), 7.97%, 07/15/34		250	251,374
OSD CLO Ltd., Series 2021-23A, Class E, (3-mo. CME Term SOFR + 6.26%), 10.91%, 04/17/31		250	250,827
Palmer Square CLO Ltd., Series 2021-2A, Class E, (3-mo. CME Term SOFR + 6.61%), 11.27%, 07/15/34		250	251,244
Palmer Square Loan Funding Ltd.
Series 2021-3A, Class C, (3-mo. CME Term SOFR + 2.76%), 7.38%, 07/20/29		250	251,874
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 5.26%), 9.88%, 07/20/29		250	250,636
Series 2021-4A, Class D, (3-mo. CME Term SOFR + 5.26%), 9.92%, 10/15/29		750	751,836
Series 2021-4A, Class E, (3-mo. CME Term SOFR + 7.77%), 12.43%, 10/15/29		500	504,658
Park Avenue Institutional Advisers CLO Ltd.
Series 2021-1A, Class D, (3-mo. CME Term SOFR + 7.56%), 12.18%, 01/20/34		600	604,588
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.66%), 8.32%, 07/15/34		1,000	1,005,489
Pikes Peak CLO, Series 2020-6A, Class ER2, (3-mo. CME Term SOFR + 6.69%), 11.18%, 05/18/34		500	503,112
Post CLO Ltd., Series 2021-1A, Class E, (3-mo. CME Term SOFR + 6.71%), 11.37%, 10/15/34		750	755,416
Rad CLO Ltd., Series 2020-9A, Class E, (3-mo. CME Term SOFR + 7.85%), 12.51%, 01/15/34		5,000	5,040,483
Regatta XX Funding Ltd., Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.02%, 10/15/34		1,500	1,508,245
RR Ltd., Series 2021-19A, Class D, (3-mo. CME Term SOFR + 6.76%), 11.42%, 10/15/35		250	251,557
RRX Ltd., Series 2022-7A, Class D, (3-mo. CME Term SOFR + 6.85%), 11.50%, 07/15/35		750	754,246
Sixth Street CLO XIX Ltd., Series 2021-19A, Class E, (3-mo. CME Term SOFR + 6.16%), 10.78%, 07/20/34		3,750	3,773,969
Sound Point CLO XXVI Ltd., Series 2020-1A, Class DR, (3-mo. CME Term SOFR + 3.61%), 8.23%, 07/20/34		250	251,439
Stratus CLO Ltd., Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,000	2,020
Symphony CLO XXI Ltd., Series 2019-21A, Class DR, (3-mo. CME Term SOFR + 3.56%), 8.22%, 07/15/32		500	501,876
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3-mo. CME Term SOFR + 6.41%), 11.07%, 01/15/34		500	503,135

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Cayman Islands (continued)
Trestles CLO Ltd., Series 2017-1A, Class D1RR, (3-mo. CME Term SOFR + 3.15%), 7.78%, 07/25/37	USD	500	$ 508,024
Trimaran CAVU Ltd., Series 2019-1A, Class D1AR, (3-mo. CME Term SOFR + 2.95%), 7.27%, 01/20/37		1,750	1,750,000
Whitebox CLO I Ltd.
Series 2019-1A, Class D1RR, (3-mo. CME Term SOFR + 3.10%), 7.73%, 07/24/36		250	251,108
Series 2019-1A, Class ERR, (3-mo. CME Term SOFR + 5.75%), 10.38%, 07/24/36		1,300	1,308,340
Series 2019-1A, Class SUB, 0.00%, 07/24/36		1,000	757,900
Whitebox CLO II Ltd., Series 2020-2A, Class D1R2, (3-mo. CME Term SOFR + 2.90%), 7.46%, 10/24/37		2,750	2,795,093
Whitebox CLO III Ltd.
Series 2021-3A, Class DR, (3-mo. CME Term SOFR + 2.85%), 7.51%, 10/15/35		500	502,983
Series 2021-3A, Class ER, (3-mo. CME Term SOFR + 5.65%), 10.31%, 10/15/35		500	503,294
			49,817,004
Ireland(b) — 0.9%
AB Carval Euro CLO II-C DAC, Series 2X, Class D, (3-mo. EURIBOR + 3.75%), 7.28%, 02/15/37(c)	EUR	250	262,808
Anchorage Capital Europe CLO DAC, Series 4A, Class D, (3-mo. EURIBOR + 3.20%), 6.29%, 04/25/34(a)		868	905,442
Arbour CLO VI DAC, Series 6X, Class DR, (3-mo. EURIBOR + 3.20%), 6.37%, 11/15/37(c)		300	312,748
Ares European CLO XII DAC, Series 12A, Class DR, (3-mo. EURIBOR + 3.00%), 6.22%, 04/20/32(a)		875	908,453
Arini European CLO IV DAC, Series 4X, Class D, (3-mo. EURIBOR + 3.50%), 6.27%, 01/15/38(c)		430	444,607
Avoca CLO XVIII DAC, Series 18X, Class DR, 01/15/38(c)(d)		170	176,094
Avoca Static CLO I DAC, Series 1X, Class DR, (3- mo. EURIBOR + 2.90%), 5.74%, 01/15/35(c)		150	155,943
Capital Four CLO VIII DAC, Series 8X, Class D, (3- mo. EURIBOR + 3.25%), 6.31%, 10/25/37(c)		350	367,817
CIFC European Funding CLO III DAC, Series 3A, Class D, (3-mo. EURIBOR + 3.60%), 6.78%, 01/15/34(a)		700	728,709
Contego CLO VII DAC, Series 7X, Class DR, 01/23/38(c)(d)		290	300,396
Contego CLO XI DAC, Series 11X, Class DR, (3-mo. EURIBOR + 3.20%), 5.94%, 11/20/38(c)		220	229,522
CVC Cordatus Loan Fund XIX DAC, Series 19A, Class D, (3-mo. EURIBOR + 3.80%), 6.64%, 12/23/33(a)		2,300	2,421,189
Harvest CLO XXXII DAC, Series 2032X, Class D, (3-mo. EURIBOR + 3.60%), 7.30%, 07/25/37(c)		209	219,196
Henley CLO IV DAC, Series 4A, Class D, (3-mo. EURIBOR + 3.00%), 6.09%, 04/25/34(a)		1,000	1,050,719
Henley CLO XII DAC, Series 12X, Class D, (3-mo. EURIBOR + 3.10%), 5.88%, 01/15/38(c)		220	229,143
Invesco Euro CLO V DAC, Series 5A, Class D, (3-mo. EURIBOR + 3.80%), 6.98%, 01/15/34(a)		3,150	3,277,814
Jubilee CLO DAC, Series 2024-29X, Class D, (3-mo. EURIBOR + 3.20%), 6.21%, 01/15/39(c)		370	386,946
Security		Par (000)	Value
Ireland (continued)
Palmer Square European Loan Funding DAC(c)
Series 2024-2X, Class D, (3-mo. EURIBOR + 3.15%), 6.50%, 05/15/34	EUR	250	$ 260,704
Series 2024-3X, Class D, (3-mo. EURIBOR + 3.05%), 5.74%, 05/15/34		220	228,810
Penta CLO DAC, Series 2024-17X, Class D, (3-mo. EURIBOR + 3.25%), 6.81%, 08/15/38(c)		232	243,785
Prodigy Finance DAC(a)
Series 2021-1A, Class C, (1 mo. Term SOFR + 3.86%), 8.20%, 07/25/51	USD	77	78,209
Series 2021-1A, Class D, (1 mo. Term SOFR + 6.01%), 10.35%, 07/25/51		77	79,261
Providus CLO II DAC, Series 2X, Class DRR, (3-mo. EURIBOR + 3.20%), 6.38%, 10/15/38(c)	EUR	238	248,797
Sona Fios CLO III DAC, Series 3X, Class D, (3-mo. EURIBOR + 3.25%), 6.41%, 04/20/37(c)		470	491,251
Tikehau CLO XII DAC, Series 2012X, Class D, (3-mo. EURIBOR + 3.25%), 6.62%, 10/20/38(c)		340	356,916
Victory Street CLO I DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.45%), 6.23%, 01/15/38(c)		320	332,297
			14,697,576
United Kingdom — 0.0%
Unique Pub Finance Co. PLC, Series 02, Class N, 6.46%, 03/30/32(c)	GBP	20	26,155
United States — 2.7%
510 Loan Acquisition Trust, Series 2020-1, Class A, 8.11%, 09/25/60(a)	USD	3,303	3,295,027
Ajax Mortgage Loan Trust(a)
Series 2021-G, Class A, 1.88%, 06/25/61(b)		3,674	3,564,733
Series 2021-G, Class B, 3.75%, 06/25/61(b)		706	705,475
Series 2021-G, Class C, 0.00%, 06/25/61		1,266	1,207,169
AMSR Trust, Series 2020-SFR5, Class G, 4.11%, 11/17/37(a)		2,899	2,848,594
Citigroup Mortgage Loan Trust(b)
Series 2007-AHL2, Class A3B, (1 mo. Term SOFR + 0.31%), 4.65%, 05/25/37		4,013	2,598,572
Series 2007-AHL3, Class A3B, (1 mo. Term SOFR + 0.28%), 4.62%, 07/25/45		2,920	2,002,545
College Avenue Student Loans LLC, Series 2021-A, Class D, 4.12%, 07/25/51(a)		163	144,828
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class R1, 0.00%, 04/25/43(a)(e)		5	2,265,260
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		2,401	2,267,011
Lending Funding Trust(a)
Series 2020-2A, Class C, 4.30%, 04/21/31		980	937,582
Series 2020-2A, Class D, 6.77%, 04/21/31		2,830	2,729,100
Lendmark Funding Trust, Series 2021-1A, Class D, 5.05%, 11/20/31(a)		2,320	2,108,864
Mariner Finance Issuance Trust(a)
Series 2021-AA, Class E, 5.40%, 03/20/36		1,420	1,313,274
Series 2021-BA, Class E, 4.68%, 11/20/36		540	478,722
Navient Private Education Refi Loan Trust, Series 2021-DA, Class D, 4.00%, 04/15/60(a)		1,340	1,217,655
Nelnet Student Loan Trust(a)
Series 2021-A, Class D, 4.93%, 04/20/62		1,670	1,414,432
Series 2021-BA, Class D, 4.75%, 04/20/62		340	283,093
Series 2021-CA, Class D, 4.44%, 04/20/62		110	91,504
Progress Residential(a)
Series 2021-SFR1, Class H, 5.00%, 04/17/38		750	722,094
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Progress Residential(a) (continued)
Series 2021-SFR3, Class H, 4.75%, 05/17/26	USD	1,140	$ 1,104,005
Regional Management Issuance Trust(a)
Series 2020-1, Class D, 6.77%, 10/15/30		2,050	2,062,285
Series 2021-3, Class A, 3.88%, 10/17/33(e)		4,780	4,475,514
Republic Finance Issuance Trust, Series 2021-A, Class D, 5.23%, 12/22/31(a)		800	765,241
Residential Mortgage Loan Trust, Series 2020-1, Class B1, 3.95%, 01/26/60(a)(b)		400	368,793
SMB Private Education Loan Trust(a)
Series 2021-A, Class D1, 3.86%, 01/15/53		1,335	1,193,801
Series 2021-A, Class D2, 3.86%, 01/15/53		728	651,474
Series 2021-C, Class D, 3.93%, 01/15/53		319	283,187
Sofi Professional Loan Program LLC, Series 2018-A, Class R1, 0.00%, 02/25/42(a)		115	1,289,878
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class M8, (1 mo. Term SOFR + 1.91%), 6.25%, 05/25/35(b)		182	174,604
Tricon Residential Trust(a)
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,311,808
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	850,091
			46,726,215
Total Asset-Backed Securities — 6.5% (Cost: $122,175,092)			112,125,959

	Shares
Common Stocks
Australia — 0.3%
Glencore PLC	1,334,313	5,876,549
Canada — 1.3%
Algoma Steel Group, Inc.	178,901	1,749,652
Cameco Corp.	257,270	13,221,105
Enbridge, Inc.	37,525	1,592,682
Lionsgate Studios Corp.(f)	49,511	376,283
Suncor Energy, Inc.	167,518	5,979,581
		22,919,303
China — 1.0%
BYD Co. Ltd., Class H	258,000	8,775,388
Contemporary Amperex Technology Co. Ltd., Class A	96,100	3,484,716
Tencent Holdings Ltd.	83,088	4,434,641
		16,694,745
Denmark — 0.5%
DSV A/S	24,373	5,190,610
Novo Nordisk A/S, Class B	30,556	2,636,428
		7,827,038
France — 1.7%
Accor SA	81,513	3,964,596
Arkema SA	22,707	1,727,827
Atos SE(f)	26,977,559	72,822
Cie de Saint-Gobain SA	110,721	9,838,848
EssilorLuxottica SA	8,146	1,987,052
Security	Shares	Value
France (continued)
Hermes International SCA	2,245	$ 5,386,585
LVMH Moet Hennessy Louis Vuitton SE	10,793	7,099,557
		30,077,287
Germany — 0.3%
adidas AG, Class N	18,358	4,515,412
Northern Data AG(f)	3,822	176,947
		4,692,359
Hong Kong — 0.2%
AIA Group Ltd.	420,970	3,023,769
India — 0.0%
Think & Learn Private Ltd., Class J-B, (Acquired 12/11/20, Cost: $5,113,105)(e)(f)(g)	2,279	—
Italy — 1.4%
Intesa Sanpaolo SpA	3,899,275	15,639,268
UniCredit SpA	198,105	7,933,775
		23,573,043
Japan — 1.9%
FANUC Corp.	15	392
Hoya Corp.	76,586	9,504,804
Keyence Corp.	19,800	8,048,132
Mitsubishi UFJ Financial Group, Inc.	781,900	9,128,452
Mitsui & Co. Ltd.	276,600	5,736,439
Rakuten Group, Inc.(f)	112,800	607,707
		33,025,926
Macau — 0.0%
Wynn Macau Ltd.	628,846	433,707
Netherlands — 0.8%
ASML Holding NV	19,959	13,979,966
Spain — 0.5%
Cellnex Telecom SA(a)	261,645	8,264,455
Sweden — 0.0%
Volta Trucks, Series C, (Acquired 02/22/22, Cost: $322,253)(e)(f)(g)	2,732	—
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	82,746	16,341,508
United Kingdom — 2.1%
BAE Systems PLC	863,524	12,387,486
Compass Group PLC	248,326	8,262,654
Genius Sports Ltd.(f)	186,939	1,617,023
National Grid PLC	425,712	5,057,565
RELX PLC	196,383	8,897,909
Teya Services Ltd., Series C, (Acquired 11/16/21, Cost: $2,398,802)(e)(f)(g)	1,235	416,208
		36,638,845
United States — 45.2%
Adobe, Inc.(f)	26,512	11,789,356
AES Corp.	28,407	365,598
Alaska Air Group, Inc.(f)	4,800	310,800
Alphabet, Inc., Class C	185,145	35,259,014
Altice USA, Inc., Class A(f)	209,745	505,485
Amazon.com, Inc.(f)(h)	205,834	45,157,921
AMC Networks, Inc., Class A(f)	9,801	97,030
Amentum Holdings, Inc.(f)	85,590	1,799,958
Apollo Global Management, Inc.	5,900	974,444

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Apple, Inc.	86,916	$ 21,765,505
Astra Space, Inc., Class A(f)	13,702	6,851
Autodesk, Inc.(f)	20,696	6,117,117
Bank of America Corp.	369,059	16,220,143
Beacon Roofing Supply, Inc.(f)	18,689	1,898,429
Boeing Co.(f)	31,800	5,628,600
Boston Scientific Corp.(f)(h)	129,127	11,533,624
Boyd Gaming Corp.	11,226	814,334
BP PLC	73,129	361,474
Broadcom, Inc.	58,837	13,640,770
Caesars Entertainment, Inc.(f)	19,728	659,310
Capital One Financial Corp.	39,310	7,009,759
Carrier Global Corp.	4,807	328,126
CF Industries Holdings, Inc.	90,423	7,714,890
Chevron Corp.	42,522	6,158,886
Chipotle Mexican Grill, Inc.(f)	71,987	4,340,816
Citigroup, Inc.	6,914	486,676
Comerica, Inc.	1,300	80,405
CommScope Holding Co., Inc.(f)	105,203	548,108
Concentra Group Holdings Parent, Inc.	30,333	599,987
Confluent, Inc., Class A(f)	191,092	5,342,932
Constellium SE, Class A(f)	32,211	330,807
Costco Wholesale Corp.	18,837	17,259,778
CRH PLC	96,967	8,971,387
Crown PropTech Acquisitions(e)(f)	76,872	10,710
Crown PropTech Acquisitions, Class A(f)	29,568	325,839
D.R. Horton, Inc.	4,455	622,898
Danaher Corp.	36,415	8,359,063
Datadog, Inc., Class A(f)	22,643	3,235,458
Davidson Kempner Merchant Co-Investment Fund LP, (Acquired 06/30/21, Cost: $0)(f)(g)(i)	— (j)	4,124,704
Delta Air Lines, Inc.	101,707	6,153,274
Discover Financial Services	24,173	4,187,489
Eaton Corp. PLC	10,673	3,542,049
Edwards Lifesciences Corp.(f)	46,131	3,415,078
Eli Lilly & Co.	11,951	9,226,172
EOG Resources, Inc.	6,721	823,860
Epic Games, Inc., (Acquired 03/29/21, Cost: $2,499,240)(e)(f)(g)	2,824	1,895,695
EQT Corp.	61,409	2,831,569
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $8,566,971)(e)(f)(g)	126,282	7,576,920
Fifth Third Bancorp	8,925	377,349
First Citizens BancShares, Inc., Class A	228	481,769
First Horizon Corp.	7,186	144,726
Flagstar Financial, Inc.	339,982	3,172,032
Formentera Partners Fund II LP(e)(f)(i)	— (j)	3,426,750
Freeport-McMoRan, Inc.	191,104	7,277,240
Freewire Equity(e)(f)	45	—
Golden Entertainment, Inc.	2,119	66,960
Goldman Sachs Group, Inc.	7,392	4,232,807
Hess Corp.	24,418	3,247,838
HNG Hospitality Offshore LP, (Acquired 02/16/24, Cost: $2,660,000)(e)(f)(g)	2,660,000	2,527,000
Home Depot, Inc.	25,797	10,034,775
HubSpot, Inc.(f)	6,058	4,221,033
Ingersoll Rand, Inc.	61,874	5,597,122
Intuitive Surgical, Inc.(f)	15,163	7,914,480
JPMorgan Chase & Co.	83,478	20,010,511
Kinder Morgan, Inc.	80,372	2,202,193
Lam Research Corp.	7,055	509,583
Landsea Homes Corp.(f)	97,309	826,153
Security	Shares	Value
United States (continued)
Latch, Inc.(f)	142,273	$ 18,496
Liberty Media Corp.-Liberty Live, Class C(f)	3,959	269,450
Lineage, Inc.	12,976	760,004
Lions Gate Entertainment Corp., Class A(f)	33,562	286,619
Lions Gate Entertainment Corp., Class B(f)	2,806	21,185
Live Nation Entertainment, Inc.(f)	37,034	4,795,903
Lumen Technologies, Inc.(f)	37,204	197,553
Marsh & McLennan Cos., Inc.	91,538	19,443,587
Mastercard, Inc., Class A	50,375	26,525,964
Merck & Co., Inc.	66,807	6,645,960
Meta Platforms, Inc., Class A	25,186	14,746,655
Micron Technology, Inc.	96,033	8,082,137
Microsoft Corp.	142,530	60,076,395
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $560,518)(e)(f)(g)	816	—
NextEra Energy, Inc.	158,814	11,385,376
NRG Energy, Inc.	7,238	653,012
NVIDIA Corp.	203,168	27,283,431
Oracle Corp.	69,124	11,518,823
Palladyne AI Corp(f)	7,517	92,234
Paramount Global, Class B	9,555	99,945
Playstudios, Inc., Class A(f)	226,924	422,079
Progressive Corp.	66,619	15,962,579
Salesforce, Inc.	4,488	1,500,473
Sanofi SA	57,761	5,614,991
Sarcos Technology & Robotics Corp.(f)	164,721	2,021,131
Screaming Eagle Acquisition Crop., (Acquired 05/14/24, Cost: $1,168,975)(f)(g)	115,000	874,000
Sempra	93,034	8,160,943
ServiceNow, Inc.(f)	7,006	7,427,201
ServiceTitan, Inc.(f)	11,137	1,145,663
Shell PLC	520,043	16,320,606
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $189,563)(e)(f)(g)	12,621	127,093
Solaris Energy Infrastructure, Inc., Class A	150,407	4,328,713
Sonder Holdings, Inc., Class A(f)	37,498	119,243
Space Exploration Technologies Corp., (Acquired 08/21/23, Cost: $1,663,335), A shares(e)(f)(g)	20,535	3,497,316
Space Exploration Technologies Corp., (Acquired 08/21/23, Cost: $1,785,240), C shares(e)(f)(g)	22,040	3,753,632
Standardaero, Inc.(f)	221,926	5,494,888
Stryker Corp.	25,417	9,151,391
Super Micro Computer, Inc.(f)	51,832	1,579,839
Tesla, Inc.(f)	28,039	11,323,270
Thermo Fisher Scientific, Inc.	14,768	7,682,757
TJX Cos., Inc.	130,893	15,813,183
Toll Brothers, Inc.	26,622	3,353,041
Trane Technologies PLC	26,431	9,762,290
U.S. Steel Corp.	120,971	4,111,804
Union Pacific Corp.	30,977	7,063,995
United Airlines Holdings, Inc.(f)	3,202	310,914
UnitedHealth Group, Inc.	38,785	19,619,780
Valero Energy Corp.	18,302	2,243,642
Visa, Inc., Class A	16,548	5,229,830
Vistra Corp.	37,950	5,232,167
Walmart, Inc.	198,537	17,937,818
Walt Disney Co.	71,541	7,966,090
Warner Bros Discovery, Inc., Class A(f)	49,416	522,327
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Wells Fargo & Co.	172,760	$ 12,134,662
Wynn Resorts Ltd.	2,925	252,018
		777,643,517
Total Common Stocks — 58.1% (Cost: $784,688,725)		1,001,012,017

		Par (000)
Corporate Bonds
Argentina(a) — 0.0%
Vista Energy Argentina SAU, 7.63%, 12/10/35	USD	105	104,317
YPF SA, 9.50%, 01/17/31		135	143,358
			247,675
Australia — 0.4%
Mineral Resources Ltd., 9.25%, 10/01/28(a)		255	267,539
Oceana Australian Fixed Income Trust, A Note Upsize(e)
12.00%, 07/31/25	AUD	1,881	1,167,156
12.50%, 07/31/26		2,822	1,760,825
12.50%, 07/31/27		4,703	2,954,586
			6,150,106
Belgium — 0.0%
Anheuser-Busch InBev SA/NV, 4.00%, 09/24/25(c)	GBP	100	124,361
KBC Group NV, (1-year UK Government Bond + 0.92%), 1.25%, 09/21/27(b)(c)		100	117,452
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(a)	USD	200	194,200
			436,013
Brazil — 0.1%
Azul Secured Finance LLP, (11.93% PIK), 11.93%, 08/28/28(a)(k)		213	214,305
Braskem Netherlands Finance BV, 8.00%, 10/15/34(a)		220	209,389
Cosan Luxembourg SA, 7.25%, 06/27/31(a)		235	231,254
LD Celulose International GmbH, 7.95%, 01/26/32(a)		200	200,062
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(c)		184	153,518
Samarco Mineracao SA(k)
(9.00% PIK), 9.00%, 06/30/31(c)		143	137,544
(9.00% PIK), 9.00%, 06/30/31(a)		61	59,203
Vale Overseas Ltd., 6.40%, 06/28/54		116	113,390
			1,318,665
Canada — 0.6%
HR Ottawa LP, 11.00%, 03/31/31(a)		9,658	10,418,054
Toronto-Dominion Bank, 2.88%, 04/05/27(c)	GBP	100	119,504
			10,537,558
Chile — 0.1%
AES Andes SA, (5-year CMT + 3.84%), 8.15%, 06/10/55(a)(b)	USD	285	290,700
Engie Energia Chile SA, 3.40%, 01/28/30(c)		395	348,094
Kenbourne Invest SA, 6.88%, 11/26/24(a)(f)(l)		300	120,000
Latam Airlines Group SA, 7.88%, 04/15/30(a)		70	70,569
			829,363
China(c) — 0.0%
Fantasia Holdings Group Co. Ltd.(f)(l)
6.95%, 12/17/21		320	7,200
Security		Par (000)	Value
China (continued)
Fantasia Holdings Group Co. Ltd.(f)(l) (continued)
11.75%, 04/17/22	USD	520	$ 11,700
9.25%, 07/28/23		1,200	27,000
Fortune Star BVI Ltd., 5.05%, 01/27/27		200	187,875
			233,775
Colombia — 0.0%
ABRA Global Finance, (6.00% Cash & 8.00% PIK), 14.00%, 10/22/29(a)(k)		153	148,218
Ecopetrol SA
8.88%, 01/13/33		238	241,620
8.38%, 01/19/36		250	240,875
			630,713
Costa Rica — 0.0%
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(a)		211	225,572
Cyprus — 0.0%
ASG Finance Designated Activity Co., 9.75%, 05/15/29(a)		216	218,700
Finland — 0.0%
Citycon Treasury BV, 5.00%, 03/11/30(c)	EUR	100	104,160
France — 0.5%
Afflelou SAS, 6.00%, 07/25/29(c)		292	315,305
Atos SE(c)(m)
5.20%, 12/18/30		290	167,173
9.36%, 12/18/29		283	260,794
Bertrand Franchise Finance SAS, (3-mo. EURIBOR + 3.75%), 6.96%, 07/18/30(b)(c)		335	348,918
BNP Paribas SA(c)
3.38%, 01/23/26	GBP	100	123,020
1.88%, 12/14/27		100	114,392
Eutelsat SA(c)
2.25%, 07/13/27	EUR	100	87,011
1.50%, 10/13/28		100	76,912
Forvia SE, 5.50%, 06/15/31(c)		549	566,615
Goldstory SAS, 6.75%, 02/01/30(c)		666	720,122
Iliad Holding SASU
6.88%, 04/15/31(c)		100	111,092
7.00%, 04/15/32(a)	USD	293	294,482
Lion/Polaris Lux 4 SA, (3-mo. EURIBOR + 3.63%), 6.30%, 07/01/29(b)(c)	EUR	305	317,040
Loxam SAS, 6.38%, 05/31/29(c)		648	707,540
Lune Holdings SARL, 5.63%, 11/15/28(c)		100	78,517
Paprec Holding SA, 7.25%, 11/17/29(c)		464	509,472
Picard Groupe SAS, 6.38%, 07/01/29(c)		175	188,509
RCI Banque SA, (5-year EURIBOR ICE Swap + 2.75%), 5.50%, 10/09/34(b)(c)		700	741,344
Sabena technics SAS, (3-mo. EURIBOR + 5.00%), (Acquired 10/28/22, Cost: $2,052,651), 7.68%, 09/30/29(b)(e)(g)		2,085	2,159,485
TotalEnergies Capital International SA, 1.66%, 07/22/26(c)	GBP	100	119,622
Worldline SA/France, 0.00%, 07/30/26(c)(n)	EUR	327	325,571
			8,332,936
Germany — 0.4%
Adler Pelzer Holding GmbH, 9.50%, 04/01/27(a)		621	615,474
Adler Real Estate AG, 3.00%, 04/27/26(c)		200	197,863
APCOA Group GmbH, (3-mo. EURIBOR + 4.13%), 7.37%, 04/15/31(b)(c)		307	319,205

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Germany (continued)
Aroundtown Finance SARL, (5-year EURIBOR ICE Swap + 4.51%), 7.13%(b)(o)	EUR	271	$ 274,838
Dynamo Newco II GmbH, 6.25%, 10/15/31(c)		118	125,592
Envalior Deutschland GmbH, (6-mo. EURIBOR at 0.00% Floor + 9.50%, 12.66% Cash or 12.66% PIK), 12.66%, 04/01/31(b)(e)(k)		3,565	3,475,857
Fressnapf Holding SE, 5.25%, 10/31/31(c)		230	245,393
Gruenenthal GmbH, 4.63%, 11/15/31(c)		165	172,797
Mahle GmbH, 6.50%, 05/02/31(c)		489	497,096
PCF GmbH(c)
4.75%, 04/15/29		204	174,669
(3-mo. EURIBOR + 4.75%), 7.93%, 04/15/29(b)		129	110,656
PrestigeBidCo GmbH, (3-mo. EURIBOR + 3.75%), 6.93%, 07/01/29(b)(c)		135	141,937
Techem Verwaltungsgesellschaft 675 GmbH, 5.38%, 07/15/29(c)		235	251,180
Tele Columbus AG, (10.00% PIK), 10.00%, 01/01/29(c)(k)		389	333,987
TUI Cruises GmbH, 5.00%, 05/15/30(c)		104	109,349
			7,045,893
Ghana — 0.0%
Kosmos Energy Ltd., 7.50%, 03/01/28(c)	USD	202	190,088
Greece — 0.0%
National Bank of Greece SA, (5-year EURIBOR ICE Swap + 3.15%), 5.88%, 06/28/35(b)(c)	EUR	456	511,174
Hong Kong(c) — 0.1%
FWD Group Holdings Ltd., 8.40%, 04/05/29	USD	1,302	1,373,610
Melco Resorts Finance Ltd., 5.38%, 12/04/29		250	228,127
			1,601,737
India — 0.1%
CA Magnum Holdings, 5.38%, 10/31/26(c)		200	195,250
Continuum Energy Pte. Ltd., (12.85% Cash or 7.85% PIK), 12.85%, 09/11/27(a)(e)(k)		804	835,698
Muthoot Finance Ltd., 7.13%, 02/14/28(a)		234	238,680
Network i2i Ltd., (5-year CMT + 3.39%), 3.98%, 12/31/79		300	291,375
ReNew Pvt Ltd., 5.88%, 03/05/27(c)		200	195,430
Vedanta Resources Finance II PLC, 10.88%, 09/17/29(a)		389	403,587
			2,160,020
Indonesia(c) — 0.1%
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		300	304,626
Pertamina Persero PT, 3.65%, 07/30/29		354	331,875
			636,501
Ireland — 0.1%
Virgin Media O2 Vendor Financing Notes V DAC, 7.88%, 03/15/32(c)	GBP	827	1,034,260
Israel — 0.0%
Teva Pharmaceutical Finance Netherlands II BV, 7.88%, 09/15/31	EUR	100	125,597
Italy — 0.4%
A2A SpA, (5-year EURIBOR ICE Swap + 2.26%), 5.00%(b)(c)(o)		200	214,034
Agrifarma SpA, 4.50%, 10/31/28(a)		1,882	1,949,664
Bubbles Bidco SpA(c)
6.50%, 09/30/31		236	245,685
(3-mo. EURIBOR + 4.25%), 6.93%, 09/30/31(b)		231	238,803
Security		Par (000)	Value
Italy (continued)
Duomo Bidco SpA, (3-mo. EURIBOR + 4.13%), 7.30%, 07/15/31(b)(c)	EUR	301	$ 314,005
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28(c)		448	489,004
Fiber Bidco SpA, 6.13%, 06/15/31(c)		219	228,008
Fiber Midco SpA, (10.00% PIK), 10.00%, 06/15/29(c)(k)		196	210,285
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27(c)		357	372,704
IMA Industria Macchine Automatiche SpA, (3-mo. EURIBOR + 3.75%), 6.93%, 04/15/29(b)(c)		403	419,543
Intesa Sanpaolo SpA, 8.51%, 09/20/32(c)	GBP	200	280,159
Irca SpA, (3-mo. EURIBOR + 3.75%), 6.63%, 12/15/29(b)(c)	EUR	192	200,971
Lottomatica Group SpA(c)
5.38%, 06/01/30		100	107,582
(3-mo. EURIBOR + 3.25%), 6.19%, 06/01/31(b)		142	148,746
Marcolin SpA, 6.13%, 11/15/26(a)		540	561,540
Nexi SpA, 0.00%, 02/24/28(c)(n)		200	183,089
Pachelbel Bidco SpA(c)
7.13%, 05/17/31		137	151,757
(3-mo. EURIBOR + 4.25%), 7.30%, 05/17/31(b)		126	131,401
Rossini SARL(c)
6.75%, 12/31/29		147	161,025
(3-mo. EURIBOR + 3.88%), 6.56%, 12/31/29(b)		209	218,993
TeamSystem SpA, (3-mo. EURIBOR + 3.50%), 6.68%, 07/31/31(b)(c)		218	226,944
UnipolSai Assicurazioni SpA, 4.90%, 05/23/34(c)		200	215,510
			7,269,452
Japan(c) — 0.1%
SoftBank Group Corp.
5.38%, 01/08/29		531	570,263
3.38%, 07/06/29		100	100,044
5.75%, 07/08/32		668	727,272
			1,397,579
Jersey — 0.1%
Aston Martin Capital Holdings Ltd.
10.00%, 03/31/29(a)	USD	1,164	1,136,305
10.38%, 03/31/29(c)	GBP	385	473,788
			1,610,093
Kuwait — 0.0%
MEGlobal BV, 4.25%, 11/03/26(c)	USD	297	290,503
Luxembourg — 0.2%
Adler Financing SARL, Series 1L, (12.50% PIK), 12.50%, 12/31/28(k)	EUR	299	319,785
Cidron Aida Finco SARL, 6.25%, 04/01/28(c)	GBP	411	490,224
Herens Midco SARL, 5.25%, 05/15/29(a)	EUR	1,006	865,435
INEOS Finance PLC, 6.38%, 04/15/29(c)		384	416,851
Kleopatra Finco SARL, 4.25%, 03/01/26(c)		311	295,914
Opus-Chartered Issuances SA, 2.50%, 07/04/25(b)		110	114,399
Vivion Investments SARL, Series DEC, (6.50% PIK), 6.50%, 08/31/28(c)(k)		233	235,850
			2,738,458
Macau(c) — 0.0%
MGM China Holdings Ltd., 5.88%, 05/15/26	USD	250	248,750
Studio City Co. Ltd., 7.00%, 02/15/27		300	301,219
			549,969
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Mexico — 0.2%
FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple, 7.25%, 01/31/41(a)	USD	345	$ 339,649
Petroleos Mexicanos
4.25%, 01/15/25		30	29,931
7.50%, 03/31/26(a)		2,767	2,763,541
8.75%, 06/02/29		207	206,684
5.95%, 01/28/31		188	158,140
6.70%, 02/16/32		133	116,126
10.00%, 02/07/33		126	131,040
			3,745,111
Morocco — 0.0%
OCP SA, 7.50%, 05/02/54(a)		317	321,558
Netherlands — 0.2%
Boels Topholding BV, 5.75%, 05/15/30(c)	EUR	328	354,581
ING Groep NV, 3.00%, 02/18/26(c)	GBP	100	122,463
Nobian Finance BV, 3.63%, 07/15/26(c)	EUR	100	102,549
Q-Park Holding I BV, 5.13%, 02/15/30(c)		456	485,129
Sigma Holdco BV, 5.75%, 05/15/26(c)		218	223,420
Sunrise FinCo I BV, 4.88%, 07/15/31(a)	USD	380	344,683
Trivium Packaging Finance BV, 8.50%, 08/15/27(a)		267	266,590
Ziggo Bond Co. BV, 6.13%, 11/15/32(c)	EUR	555	577,771
			2,477,186
Panama — 0.0%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(c)	USD	241	209,834
Peru(a) — 0.0%
Pluspetrol Camisea SA/Pluspetrol Lote 56 SA, 6.24%, 07/03/36		155	155,682
Volcan Cia Minera SAA, 8.75%, 01/24/30		224	213,223
			368,905
Portugal — 0.0%
EDP SA, (5-year EURIBOR ICE Swap + 2.40%), 4.63%, 09/16/54(b)(c)	EUR	200	210,893
Saudi Arabia(a) — 0.0%
EIG Pearl Holdings SARL, 3.55%, 08/31/36	USD	317	271,531
Saudi Arabian Oil Co., 5.88%, 07/17/64		201	186,779
			458,310
Slovenia — 0.0%
United Group BV, 6.50%, 10/31/31(c)	EUR	102	107,598
South Africa — 0.0%
Sasol Financing USA LLC, 6.50%, 09/27/28	USD	200	192,062
South Korea — 0.0%
LG Electronics, Inc., 5.63%, 04/24/27(a)		200	202,262
Spain(c) — 0.1%
Banco de Credito Social Cooperativo SA, (1-year EURIBOR ICE Swap + 1.70%), 4.13%, 09/03/30(b)	EUR	100	106,393
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(b)	GBP	300	369,883
Cellnex Telecom SA, Series CLNX, 2.13%, 08/11/30	EUR	400	434,913
Grifols SA, 7.13%, 05/01/30		229	243,777
Kaixo Bondco Telecom SA, 5.13%, 09/30/29		187	197,294
Telefonica Emisiones SA, 5.38%, 02/02/26	GBP	133	167,089
			1,519,349
Sweden — 0.1%
Intrum AB, 3.00%, 09/15/27(c)(f)(l)	EUR	367	274,283
Security		Par (000)	Value
Sweden (continued)
Verisure Holding AB
3.25%, 02/15/27(c)	EUR	751	$ 766,254
7.13%, 02/01/28(a)		237	254,669
Verisure Midholding AB, 5.25%, 02/15/29(c)		553	573,343
			1,868,549
Thailand(a) — 0.0%
Bangkok Bank PCL/Hong Kong
5.30%, 09/21/28	USD	241	241,877
5.50%, 09/21/33		200	199,832
			441,709
Ukraine(k) — 0.0%
NAK Naftogaz Ukraine via Kondor Finance PLC
(7.13% PIK), 7.13%, 07/19/26(c)	EUR	252	201,303
(7.63% PIK), 7.63%, 11/08/28(a)	USD	270	199,583
			400,886
United Arab Emirates — 0.1%
Abu Dhabi Developmental Holding Co. PJSC, 5.25%, 10/02/54(a)		200	184,063
Adnoc Murban Rsc Ltd., 5.13%, 09/11/54(a)		200	180,562
DP World Salaam, (5-year CMT + 5.75%), 6.00%(b)(c)(o)		352	350,240
			714,865
United Kingdom — 1.0%
10X Future Technologies Service Ltd., (15.00% PIK), (Acquired 12/19/23, Cost: $1,379,830), 15.00%, 06/19/26(e)(g)(k)(p)	GBP	1,110	1,507,164
Amber Finco PLC, 6.63%, 07/15/29(c)	EUR	310	339,256
Ardonagh Finco Ltd., 6.88%, 02/15/31(c)		336	358,932
Barclays PLC(c)
3.00%, 05/08/26	GBP	100	121,879
3.25%, 02/12/27		100	120,718
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(a)		955	1,153,732
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(a)	EUR	1,912	1,792,393
Bellis Finco PLC, 4.00%, 02/16/27(c)	GBP	500	589,958
Belron UK Finance PLC, 4.63%, 10/15/29(c)	EUR	264	280,027
Boparan Finance PLC, 9.38%, 11/07/29(c)	GBP	517	625,744
Bracken MidCo1 PLC, (6.75% Cash or 7.50% PIK), 6.75%, 11/01/27(c)(k)		119	145,888
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 5.63%, 02/15/32(c)	EUR	196	211,406
CD&R Firefly Bidco PLC, Series JAN, 04/30/29(c)(d)	GBP	100	130,511
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/29(a)	USD	650	592,023
CPUK Finance Ltd., 7.88%, 08/28/29(c)	GBP	106	136,165
Deuce Finco PLC, 5.50%, 06/15/27(a)		345	422,015
Edge Finco PLC, 8.13%, 08/15/31(c)		395	505,009
Global Switch Finance BV, 1.38%, 10/07/30(c)	EUR	321	312,224
Heathrow Finance PLC, 6.63%, 03/01/31(c)	GBP	370	465,519
HSBC Holdings PLC, (1-day SONIA GBP + 1.31%), 1.75%, 07/24/27(b)		100	118,938
INEOS Quattro Finance 2 PLC, 6.75%, 04/15/30(c)	EUR	174	186,876
Informa PLC, 3.13%, 07/05/26(c)	GBP	100	121,543
Kane Bidco Ltd., 6.50%, 02/15/27(a)		699	873,984
Market Bidco Finco PLC, 4.75%, 11/04/27(c)	EUR	492	498,171
Mobico Group PLC, (5-year UK Government Bond + 4.14%), 4.25%(b)(c)(o)	GBP	262	313,285
Motion Finco SARL, 7.38%, 06/15/30(c)	EUR	201	211,775

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United Kingdom (continued)
NatWest Group PLC(b)(c)
(1-year GBP Swap + 1.49%), 2.88%, 09/19/26	GBP	100	$ 123,064
(1-year GBP Swap + 2.01%), 3.13%, 03/28/27		100	122,208
Pinnacle Bidco PLC, 10.00%, 10/11/28(c)		177	235,146
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(c)		100	123,411
Stonegate Pub Co. Financing PLC(c)
10.75%, 07/31/29		169	220,372
(3-mo. EURIBOR + 6.63%), 9.65%, 07/31/29(b)	EUR	123	131,869
Thames Water Utilities Finance PLC, 4.00%, 06/19/25(c)	GBP	770	775,984
Virgin Media Secured Finance PLC, 4.25%, 01/15/30(c)		676	742,614
Vmed O2 U.K. Financing I PLC, 5.63%, 04/15/32(c)	EUR	668	704,962
Vodafone Group PLC, (5-year CMT + 2.77%), 4.13%, 06/04/81(b)	USD	59	52,226
Zegona Finance PLC
6.75%, 07/15/29(c)	EUR	322	354,924
8.63%, 07/15/29(a)	USD	715	757,924
			16,479,839
United States — 7.3%
Affinity Interactive, 6.88%, 12/15/27(a)		1,000	750,601
Alexander Funding Trust II, 7.47%, 07/31/28(a)		130	137,241
Alexandria Real Estate Equities, Inc., 2.95%, 03/15/34		2,370	1,951,111
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(a)		499	502,416
AMC Networks, Inc.
10.25%, 01/15/29(a)		856	908,882
4.25%, 02/15/29		1,617	1,269,295
4.25%, 02/15/29(a)(p)		655	667,281
Amgen, Inc., 5.50%, 12/07/26(c)	GBP	100	126,704
Amkor Technology, Inc., 6.63%, 09/15/27(a)	USD	400	399,871
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
2.13%, 08/15/26(c)	EUR	318	294,827
4.13%, 08/15/26(a)	USD	4,805	4,324,500
AT&T, Inc.
2.90%, 12/04/26	GBP	100	120,729
5.50%, 03/15/27(c)		50	63,305
Bank of America Corp., (1-day SOFR + 1.53%), 1.90%, 07/23/31(b)	USD	3,340	2,810,013
Bausch & Lomb Corp., 8.38%, 10/01/28(a)		40	41,400
BG Energy Capital PLC, 5.13%, 12/01/25(c)	GBP	133	166,645
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(a)	USD	419	418,570
Breeze Aviation Group, Inc., (20.00% PIK), (Acquired 01/26/24, Cost: $2,161,656), 20.00%, 01/30/28(e)(g)(k)		2,161	2,183,273
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.75%, 07/15/28(a)		743	755,054
Citigroup, Inc., 1.75%, 10/23/26	GBP	100	118,659
Cloud Software Group, Inc.(a)
6.50%, 03/31/29	USD	280	274,832
9.00%, 09/30/29		545	553,335
Clydesdale Acquisition Holdings, Inc., 8.75%, 04/15/30(a)		756	764,217
CommScope LLC, 6.00%, 03/01/26(a)		3,021	3,005,895
Constellium SE, 5.38%, 08/15/32(c)	EUR	237	249,206
Core Scientific, Inc., 0.00%, 06/15/31(a)(n)(p)	USD	281	275,380
Security		Par (000)	Value
United States (continued)
CSC Holdings LLC(a)
5.50%, 04/15/27	USD	2,040	$ 1,825,799
11.25%, 05/15/28		448	442,137
11.75%, 01/31/29		985	972,762
DISH Network Corp.(p)
0.00%, 12/15/25(n)		1,800	1,610,996
3.38%, 08/15/26		174	144,420
EquipmentShare.com, Inc., 9.00%, 05/15/28(a)		1,226	1,271,776
Exo Imaging, Inc., (Acquired 08/14/24, Cost: $71,814), 8.00%, 08/14/25(e)(g)		72	99,283
FLYR, Inc., (1-mo. CME Term SOFR at 0.50% Floor + 5.00%), 9.60%, 05/10/27(b)(e)		1,156	1,168,979
Forestar Group, Inc., 5.00%, 03/01/28(a)		1,950	1,883,631
Frontier Communications Holdings LLC(a)
6.75%, 05/01/29		515	517,584
6.00%, 01/15/30		40	39,911
8.75%, 05/15/30		1,250	1,321,112
8.63%, 03/15/31		700	744,486
Frontier Florida LLC, Series E, 6.86%, 02/01/28		845	864,013
Full House Resorts, Inc., 8.25%, 02/15/28(a)		172	170,667
General Motors Co., 5.60%, 10/15/32		1,265	1,275,790
Goldman Sachs Group, Inc., 7.25%, 04/10/28	GBP	50	66,816
Goodyear Europe BV, 2.75%, 08/15/28(c)	EUR	160	156,621
GoTo Group, Inc., 5.50%, 05/01/28(a)	USD	913	498,778
HCA, Inc., 3.63%, 03/15/32		2,120	1,868,506
Howard Hughes Corp.(a)
4.13%, 02/01/29		1,002	925,894
4.38%, 02/01/31		1,102	992,180
JPMorgan Chase & Co., (1-day SONIA GBP + 0.68%), 0.99%, 04/28/26(b)(c)	GBP	100	123,446
Kronos International, Inc., 9.50%, 03/15/29(c)	EUR	100	113,827
Landsea Homes Corp., 11.00%, 07/17/28(e)	USD	9,310	9,973,803
Lessen LLC, (3-mo. CME Term SOFR + 8.50%), 13.40%, 01/05/28(a)(b)(e)		2,062	1,922,436
Level 3 Financing, Inc., 10.00%, 10/15/32(a)		1,191	1,183,453
LGI Homes, Inc., 7.00%, 11/15/32(a)		867	858,451
Lightning eMotors, Inc., 7.50%, 05/15/24(a)(f)(l)(p)		945	9,450
Lions Gate Capital Holdings 1, Inc., 5.50%, 04/15/29(a)		2,575	2,298,188
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(a)		52	40,776
Morgan Stanley, (1-day SOFR + 1.02%), 1.93%, 04/28/32(b)		3,055	2,498,788
Nationstar Mortgage Holdings, Inc., 5.50%, 08/15/28(a)		646	627,383
NCR Atleos Corp., 9.50%, 04/01/29(a)		430	465,821
Paramount Global, 7.88%, 07/30/30		544	588,848
Perrigo Finance Unlimited Co., 5.38%, 09/30/32	EUR	105	112,604
Pioneer Midco LLC, (10.50% Cash or 11.63% PIK), 10.50%, 11/18/30(a)(e)(k)(m)	USD	4,779	4,898,146
Pitney Bowes, Inc., 6.88%, 03/15/27(a)		2,195	2,184,370
Rand Parent LLC, 8.50%, 02/15/30(a)		452	454,478
Resort Communities LoanCo. LP, 12.50%, 11/30/28(a)(e)		9,583	9,630,868
RingCentral, Inc., 8.50%, 08/15/30(a)		1,430	1,512,963
Sabre GLBL, Inc.(a)
8.63%, 06/01/27		697	687,407
10.75%, 11/15/29		1,996	2,059,157
Seagate HDD Cayman
8.25%, 12/15/29(a)		609	648,885
8.50%, 07/15/31(a)		326	348,611
9.63%, 12/01/32		550	619,764
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Select Medical Corp., 6.25%, 12/01/32(a)	USD	1,385	$ 1,333,009
Service Properties Trust
8.38%, 06/15/29		3,356	3,244,423
8.88%, 06/15/32		2,413	2,233,253
Sonder Holdings, Inc.(b)(e)
(3-mo. CME Term SOFR + 9.00%), 14.36%, 12/10/27		1,359	1,284,496
(3-mo. CME Term SOFR at 1.00% Floor + 9.00%), 13.71%, 12/10/27		10,235	9,672,317
Spirit AeroSystems, Inc.(a)
9.38%, 11/30/29		772	826,419
9.75%, 11/15/30		1,106	1,223,908
Spirit Airlines Pass Through Trust 2017-1A, Series A, 3.65%, 08/15/31(f)(l)		1,509	1,321,259
Spirit Airlines Pass-Through Trust
Series A, 4.10%, 10/01/29		49	45,948
Series AA, 3.38%, 08/15/31		575	514,166
Stem, Inc., 0.50%, 12/01/28(a)(p)		200	54,000
Talen Energy Supply LLC, 8.63%, 06/01/30(a)		210	223,797
Tenneco, Inc., 8.00%, 11/17/28(a)		1,648	1,535,951
Texas Capital Bancshares, Inc., (5-year CMT + 3.15%), 4.00%, 05/06/31(b)		794	762,568
Transocean Titan Financing Ltd., 8.38%, 02/01/28(a)		424	432,640
Transocean, Inc., 8.25%, 05/15/29(a)		988	967,815
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 10.50%, 02/15/28(a)		971	1,035,358
Univision Communications, Inc.(a)
6.63%, 06/01/27		70	69,718
8.00%, 08/15/28		140	142,537
8.50%, 07/31/31		105	102,952
UWM Holdings LLC, 6.63%, 02/01/30(a)		781	776,175
Vantage Drilling International Ltd., 9.50%, 02/15/28(a)		91	90,982
Verizon Communications, Inc., 1.13%, 11/03/28	GBP	100	109,715
Vistra Operations Co. LLC, 7.75%, 10/15/31(a)	USD	240	251,776
Westbay, 11.00%, 02/06/30(e)		9,314	9,360,570
Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29(a)		557	535,959
Zayo Group Holdings, Inc., 4.00%, 03/01/27(a)		660	608,691
			124,617,708
Uzbekistan — 0.0%
Navoi Mining & Metallurgical Combinat, 6.95%, 10/17/31(a)		200	197,876
Zambia — 0.0%
First Quantum Minerals Ltd., 9.38%, 03/01/29(a)		200	211,626
Total Corporate Bonds — 12.3% (Cost: $213,120,475)			211,172,686
Fixed Rate Loan Interests
India — 0.1%
Vedanta Hold Mauritius II Ltd., Delayed Draw Term Loan, 18.00%, 04/17/26(e)		1,335	1,388,233
United States(e) — 0.6%
AMF MF Portfolio, Term Loan, 6.67%, 11/01/28		2,913	2,934,433
Security		Par (000)	Value
United States (continued)
Aspen Owner LLC, 1st Lien Term Loan, 7.27%, 02/09/27	USD	6,480	$ 6,449,809
Clover Holdings SPV III LLC, 2024 USD Term Loan, 15.00%, 12/18/27		307	307,659
OD Intermediate SUBI Holdco II LLC, 1st Lien Mezzanine Term Loan, 10.00%, 04/01/26		888	873,332
			10,565,233
Total Fixed Rate Loan Interests — 0.7% (Cost: $11,848,102)			11,953,466
Floating Rate Loan Interests(b)
Belgium — 0.0%
Finco Utilitas BV, EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 3.75%), 6.91%, 09/26/30	EUR	520	541,411
Finland — 0.1%
Mehilainen Yhtiot Oy
2024 EUR 1st Lien Term Loan B5A, (1-mo. EURIBOR at 0.00% Floor + 4.00%), 6.86%, 08/05/31		561	583,989
2024 EUR New Money Term Loan B5B, (1-mo. EURIBOR at 0.00% Floor + 4.00%), 6.86%, 08/05/31		1,072	1,113,458
			1,697,447
France(q) — 0.3%
Hestiafloor 2 SASU, 2024 EUR Term Loan B, 08/27/30		588	611,323
HomeVi SASU, 2024 EUR Term Loan B, 10/31/29		1,000	1,033,364
Obol France 2.5 SAS, 2024 EUR Term Loan B, 12/31/28		1,000	995,545
Parts Europe SA, 1st Lien EUR Term Loan B, 02/03/31		1,000	1,039,019
Ramsay Generale de Sante SA, 2024 EUR Term Loan B4, 08/13/31		900	936,450
			4,615,701
Germany — 0.4%
Aenova Holding GmbH, 2024 EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 3.75%), 7.14%, 08/22/31		1,132	1,178,278
Apleona Holding GmbH, 2024 EUR Term Loan B3, (3-mo. EURIBOR at 0.00% Floor + 3.75%), 6.81%, 04/28/28		1,200	1,247,464
IFCO Management GmbH, 2024 EUR 1st Lien Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.50%), 6.70%, 11/29/29		1,000	1,039,196
Nidda Healthcare Holding GmbH, 2024 EUR Term Loan B2, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 7.01%, 02/21/30		1,440	1,496,587

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Germany (continued)
Speedster Bidco GmbH, 2024 EUR Term Loan B, 10/17/31(q)	EUR	660	$ 685,541
TK Elevator Midco GmbH, EUR Term Loan B, 04/30/30(q)		1,000	1,042,541
			6,689,607
Ireland — 0.1%
Promontoria Beech Designated Activity Co., 1st Lien Term Loan, (1-mo. EURIBOR at 0.00% Floor + 3.75%), 6.60%, 05/17/27(e)		1,798	1,860,118
Jersey(e) — 0.4%
Vita Global FinCo Ltd.
1st Lien Term Loan B, (6-mo. SONIA at 0.00% Floor + 7.00%), 11.95%, 07/06/27	GBP	2,793	2,779,282
EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 7.00%), 9.66%, 07/06/27	EUR	4,654	3,820,680
			6,599,962
Luxembourg — 0.2%
AI Mansart (Luxembourg) Bidco SCS, 1st Lien Term Loan A, (6-mo. CME Term SOFR at 0.00% Floor + 6.75%), 11.00%, 09/01/28(a)(e)	USD	585	588,595
INEOS Finance PLC, 2024 EUR 1st Lien Term Loan B, 06/23/31(q)	EUR	1,000	989,154
Speed Midco 3 SARL, 2024 EUR Term Loan B2, (6-mo. EURIBOR at 0.00% Floor + 4.95%), 8.11%, 05/16/29(e)		2,566	2,654,758
			4,232,507
Netherlands — 0.5%
Cypher Bidco BV, 1st Lien Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.50%), 7.59%, 12/30/28(e)		1,828	1,836,396
Flora Food Management BV, 2024 GBP Term Loan B11, (1-day SONIA at 0.00% Floor + 5.79%), 10.99%, 01/03/28	GBP	1,388	1,729,383
Median BV, 2021 EUR Term Loan B1, (3-mo. EURIBOR at 0.00% Floor + 4.93%), 7.61%, 10/14/27	EUR	982	1,010,873
Peer Holding III B.V., 2024 EUR Term Loan B6, (3- mo. EURIBOR at 0.00% Floor + 3.25%), 5.93%, 07/01/31		1,400	1,456,280
Pegasus BidCo BV, 2024 EUR Term Loan B2, (3-mo. EURIBOR at 0.00% Floor + 3.50%), 6.52%, 07/12/29		1,333	1,386,120
Stage Entertainment B.V., 2024 EUR Term Loan B, 06/02/29(q)		1,000	1,036,285
			8,455,337
New Zealand — 0.1%
FNZ NZ Finco Ltd., 2024 GBP Term Loan B, (1-day SONIA at 0.00% Floor + 6.00%), 10.70%, 11/05/31(e)	GBP	1,000	1,195,564
Norway — 0.0%
Sector Alarm Holding AS, 2024 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.25%), 7.16%, 06/14/29	EUR	407	423,877
Security		Par (000)	Value
Spain — 0.2%
Aernnova Aerospace SAU, 2024 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 7.25%, 02/27/30	EUR	1,303	$ 1,330,501
Cervantes Bidco SL, 2024 EUR 1st Lien Term Loan B, 06/13/31(q)		741	771,066
PAX Holdco Spain SL, 2024 EUR Term Loan B3, 12/31/29(q)		1,000	1,036,388
			3,137,955
Sweden — 0.1%
Eleda Management AB
EUR Delayed Draw Term Loan, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 6.72%, 04/03/31		33	33,997
EUR Term Loan, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 6.72%, 04/03/31		833	866,911
Quimper AB, 2024 EUR Term Loan B, 03/15/30(q)		1,009	1,047,323
			1,948,231
United Kingdom — 0.3%
Belron UK Finance PLC, 2024 EUR Incremental Term Loan B, 10/16/31(q)		1,325	1,376,808
CD&R Firefly Bidco PLC, 2024 GBP 1st Lien Term Loan B6, 04/29/29(q)	GBP	1,000	1,248,770
Froneri Lux FinCo SARL, 2024 EUR Term Loan B3, 09/29/31(q)	EUR	1,000	1,034,078
Masorange Finco PLC, 2024 EUR Term Loan B3, (6-mo. EURIBOR at 0.00% Floor + 3.50%), 6.15%, 03/25/31		1,000	1,039,310
			4,698,966
United States — 3.9%
Alorica, Inc., 1st Lien Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 6.88%), 11.23%, 12/21/27(e)	USD	3,094	3,047,284
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (12-mo. CME Term SOFR at 0.50% Floor + 5.60%), 9.75%, 02/01/30		2,548	2,455,864
Boxer Parent Co., Inc., 2024 EUR Term Loan B, (3- mo. EURIBOR at 0.00% Floor + 4.00%), 7.06%, 07/30/31	EUR	1,496	1,556,774
ConnectWise LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.76%), 8.09%, 09/29/28	USD	1,209	1,215,067
Coreweave Compute Acquisition Co. II, LLC, Delayed Draw 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 9.62%), 13.77%, 07/31/28(e)		6,502	6,510,578
Coreweave Compute Acquisition Co. III, LLC, Delayed Draw 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 6.00%), 10.53%, 05/16/29(e)		289	287,128
CPPIB OVM Member US LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.58%, 08/20/31		534	536,998
CSC Holdings LLC, 2019 Term Loan B5, (6-mo. CME Term SOFR + 2.50%), 7.19%, 04/15/27		578	532,221
CVR Energy, Inc., Term Loan B, 12/30/27(e)(q)		1,849	1,849,000
ECL Entertainment LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.86%, 08/31/30		3,447	3,461,921
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
EIS Group, Ltd.(e)
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 11.36%, 07/10/28	USD	3,734	$ 3,579,869
Revolver 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 11.36%, 07/10/28		373	357,987
Emerald Electronics Manufacturing Services, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.35%), 10.71%, 12/29/27(e)		1,101	858,575
Galaxy Universal LLC, 1st Lien Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 6.50%), 10.94%, 11/12/26(e)		12,925	12,877,034
GoTo Group, Inc.
2024 First Out Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.90%), 9.30%, 04/28/28		157	142,716
2024 Second Out Term Loan, (1-mo. CME Term SOFR + 4.90%), 9.30%, 04/28/28		430	193,520
HLP Hotel LLC, 1st Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 3.55%), 8.07%, 09/09/26(e)		5,000	5,000,000
HP LQ Investment LP, 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.31%), 7.69%, 12/09/26(e)		6,800	6,800,000
Hydrofarm Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.76%), 10.35%, 10/25/28(e)		1,848	1,478,211
Indy U.S. Holdco LLC, 2024 EUR Term Loan B, (1- mo. EURIBOR at 0.00% Floor + 4.75%), 7.61%, 03/06/28	EUR	997	1,036,649
Level 3 Financing, Inc., 2024 Extended Term Loan B1, (1-mo. CME Term SOFR at 2.00% Floor + 6.56%), 10.92%, 04/15/29	USD	426	434,218
Maverick Gaming LLC
2024 PIK Term Loan, (3-mo. CME Term SOFR + 7.50%), 12.11%, 06/03/28		516	488,088
2024 Second Out Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 12.11%, 06/03/28		880	547,693
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 7.10%), 11.69%, 11/01/29		1,052	526,000
Montage Hotels & Resorts LLC(e)(k)
Revolver 1st Lien Term Loan, (3-mo. CME Term SOFR + 6.00%, 10.33% Cash or 10.33% PIK), 10.33%, 02/16/29		69	68,396
Term Loan, (3-mo. CME Term SOFR + 6.00%, 10.33% Cash or 10.33% PIK), 10.33%, 02/16/29		1,242	1,231,134
NGP XI Midstream Holdings LLC, Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.33%, 07/25/31(e)		803	809,022
Quartz Acquireco LLC, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 7.08%, 06/28/30(e)		173	173,893
Redstone Holdco 2 LP
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR + 8.01%), 9.60%, 04/27/29		620	281,716
2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.01%), 9.60%, 04/27/28		1,981	1,169,774
Security		Par (000)	Value
United States (continued)
Solaris Energy Infrastructure LLC, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.00%), 10.36%, 09/11/29(e)	USD	6,203	$ 6,203,000
Verifone Systems, Inc., 2018 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.26%), 8.78%, 08/20/25		642	599,525
Veritas U.S., Inc., 2024 Priority Term Loan, (Prime at 1.00% Floor + 11.50%), 19.25%, 12/09/29(e)		685	682,138
Waystar Technologies, Inc., 2024 1st Lien Term Loan B, 10/22/29(q)		16	16,317
Xerox Corp., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 8.34%, 11/17/29		85	85,268
			67,093,578
Total Floating Rate Loan Interests — 6.6% (Cost: $119,852,613)			113,190,261
Foreign Agency Obligations
Bahrain — 0.0%
Bahrain Government International Bond, 5.45%, 09/16/32(c)		257	235,230
Brazil — 0.0%
Brazilian Government International Bond, 7.13%, 05/13/54		210	195,195
Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42		278	233,954
Colombia — 0.0%
Colombia Government International Bond
8.00%, 04/20/33		224	228,484
7.75%, 11/07/36		243	237,178
			465,662
Costa Rica — 0.0%
Costa Rica Government International Bond, 7.30%, 11/13/54(a)		210	217,140
Dominican Republic — 0.1%
Dominican Republic International Bond
5.95%, 01/25/27(c)		278	276,193
4.50%, 01/30/30(a)		420	384,510
7.05%, 02/03/31(a)		272	278,343
			939,046
Egypt — 0.0%
Egypt Government International Bond
5.63%, 04/16/30(c)	EUR	214	193,183
7.63%, 05/29/32(c)	USD	219	192,080
8.50%, 01/31/47(a)		200	155,062
			540,325
Guatemala(a) — 0.1%
Guatemala Government Bond
7.05%, 10/04/32		210	216,978
6.60%, 06/13/36		230	227,556
4.65%, 10/07/41		351	269,064
			713,598
Hungary — 0.1%
Hungary Government International Bond
5.50%, 03/26/36(a)		200	186,826

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Hungary (continued)
Hungary Government International Bond (continued)
Series 10Y, 5.38%, 09/12/33(c)	EUR	194	$ 217,220
Magyar Export-Import Bank Zrt, 6.00%, 05/16/29(c)		254	284,401
			688,447
Ivory Coast(c) — 0.0%
Ivory Coast Government International Bond
6.38%, 03/03/28	USD	309	306,210
5.88%, 10/17/31	EUR	251	243,423
			549,633
Jordan — 0.0%
Jordan Government International Bond, 4.95%, 07/07/25(c)	USD	200	196,626
Kenya — 0.0%
Republic of Kenya Government International Bond, 9.75%, 02/16/31(a)		249	245,965
Mexico — 0.1%
Mexico Government International Bond
2.66%, 05/24/31		294	238,434
6.35%, 02/09/35		313	305,957
6.34%, 05/04/53		200	178,063
			722,454
Montenegro — 0.0%
Montenegro Government International Bond, 2.88%, 12/16/27(c)	EUR	186	183,396
Morocco — 0.0%
Morocco Government International Bond, 5.95%, 03/08/28(a)	USD	200	201,250
Nigeria — 0.1%
Nigeria Government International Bond
8.38%, 03/24/29(a)		353	341,757
10.38%, 12/09/34(a)		200	203,718
7.63%, 11/28/47(c)		244	185,672
			731,147
Oman — 0.0%
Oman Government International Bond, 6.75%, 01/17/48(c)		227	230,264
Panama — 0.1%
Panama Government International Bond
7.50%, 03/01/31		352	357,170
6.40%, 02/14/35		374	339,289
			696,459
Paraguay — 0.0%
Paraguay Government International Bond, 2.74%, 01/29/33		395	320,320
Peru — 0.0%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(c)		206	205,263
Peruvian Government International Bond
2.78%, 01/23/31		152	129,865
1.86%, 12/01/32		284	215,396
			550,524
Security		Par (000)	Value
Poland — 0.0%
Republic of Poland Government International Bond
4.88%, 10/04/33	USD	48	$ 46,040
5.50%, 04/04/53		149	137,783
			183,823
Republic of North Macedonia — 0.0%
North Macedonia Government International Bond, 6.96%, 03/13/27(c)	EUR	187	201,330
Romania — 0.0%
Romanian Government International Bond
5.25%, 11/25/27(a)	USD	46	44,950
2.50%, 02/08/30(c)	EUR	223	207,607
2.12%, 07/16/31(c)		224	190,963
			443,520
Saudi Arabia — 0.1%
Saudi Government International Bond, 5.00%, 01/18/53(a)	USD	658	556,596
Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33(c)		278	221,358
Serbia — 0.0%
Serbia International Bond
6.50%, 09/26/33(c)		200	205,500
6.00%, 06/12/34(a)		236	232,165
			437,665
South Africa — 0.0%
Republic of South Africa Government International Bond, 5.88%, 04/20/32		380	356,740
Trinidad And Tobago — 0.0%
Trinidad & Tobago Government International Bond, 6.40%, 06/26/34(a)		284	279,030
Ukraine(a)(m) — 0.0%
Ukraine Government International Bond
1.75%, 02/01/29		75	51,706
0.00%, 02/01/30		7	3,711
1.75%, 02/01/34		50	28,143
3.00%, 02/01/34		26	10,565
0.00%, 02/01/35		22	12,769
0.00%, 02/01/36		18	10,551
			117,445
Uruguay — 0.0%
Oriental Republic of Uruguay, 5.25%, 09/10/60		216	196,560
Uruguay Government International Bond, 5.75%, 10/28/34		272	279,626
			476,186
Uzbekistan — 0.0%
Republic of Uzbekistan International Bond, 5.38%, 05/29/27(a)	EUR	221	229,875
Total Foreign Agency Obligations — 0.7% (Cost: $12,720,711)			12,360,203

Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Investment Companies
United States — 2.2%
iShares Biotechnology ETF(r)	13,800	$ 1,824,498
iShares iBoxx $ High Yield Corporate Bond ETF(r)	28,195	2,217,537
iShares JP Morgan USD Emerging Markets Bond ETF(r)	71,155	6,335,641
iShares MSCI Brazil ETF(r)	13,963	314,307
SPDR Gold Shares(f)(h)(i)	75,144	18,194,617
SPDR S&P Biotech ETF	45,000	4,052,700
SPDR S&P Homebuilders ETF	8,193	856,168
SPDR S&P Regional Banking ETF	11,022	665,178
VanEck J. P. Morgan EM Local Currency Bond ETF	87,582	2,024,020
VanEck Semiconductor ETF(f)	5,362	1,298,515
Total Investment Companies — 2.2% (Cost: $37,493,825)		37,783,181

		Par (000)
Municipal Bonds
Arizona — 0.0%
Maricopa County Industrial Development Authority, RB, 7.38%, 10/01/29(a)	USD	315	320,640
Puerto Rico — 0.1%
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(b)(f)(l)		4,584	2,463,467
Texas — 0.1%
Port of Beaumont Navigation District, Refunding ARB, Series B, 10.00%, 07/01/26(a)		885	903,720
Total Municipal Bonds — 0.2% (Cost: $3,328,035)			3,687,827
Non-Agency Mortgage-Backed Securities
United States — 4.0%
Ajax Mortgage Loan Trust(a)
Series 2020-C, Class C, 0.01%, 09/27/60		9	508
Series 2020-C, Class RW, 0.00%, 09/25/60(e)(n)		13	13,121
Series 2020-D, Class RW, 0.00%, 09/25/60(e)(n)		19	19,318
Series 2021-E, Class B3, 4.06%, 12/25/60(b)		949	314,704
Series 2021-E, Class SA, 0.00%, 12/25/60(b)		6	2,812
Series 2021-E, Class XS, 0.00%, 12/25/60(b)		12,339	448,095
BFLD Trust, Series 2021-EYP, Class E, (1 mo. Term SOFR + 3.81%), 8.21%, 10/15/35(a)(b)		790	10,228
BX Commercial Mortgage Trust(a)(b)
Series 2020-VIV3, Class B, 3.54%, 03/09/44		1,600	1,448,890
Series 2021-MFM1, Class G, (1 mo. Term SOFR + 4.01%), 8.41%, 01/15/34		1,246	1,229,266
BX Trust, Series 2021-VIEW, Class E, (1 mo. Term SOFR + 3.71%), 8.11%, 06/15/36(a)(b)		614	601,276
Commercial Mortgage Trust(b)
Series 2015-CR25, Class C, 4.52%, 08/10/48		2,000	1,927,826
Series 2019-GC44, Class 180B, 3.40%, 08/15/57(a)		1,900	1,627,519
Security		Par (000)	Value
United States (continued)
CSMC(a)(b)
Series 2020-FACT, Class E, (1 mo. Term SOFR + 5.48%), 9.87%, 10/15/37	USD	730	$ 680,977
Series 2020-FACT, Class F, (1 mo. Term SOFR + 6.77%), 11.17%, 10/15/37		1,700	1,453,087
Series 2020-NET, Class D, 3.70%, 08/15/37		1,275	1,235,665
Series 2021-BHAR, Class E, (1 mo. Term SOFR + 3.61%), 8.01%, 11/15/38		1,500	1,479,155
Series 2022-LION, Class A, (1 mo. Term SOFR + 3.44%), 7.84%, 02/15/25(e)		3,400	3,333,339
Deephaven Residential Mortgage Trust, Series 2021-1, Class B2, 3.96%, 05/25/65(a)(b)		1,550	1,343,962
FREMF Trust, Series 2018-W5FX, Class CFX, 3.66%, 04/25/28(a)(b)		437	390,934
GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, (1 mo. Term SOFR + 3.66%), 8.06%, 10/15/36(a)(b)		1,540	1,528,643
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class B1, 4.00%, 10/25/55(a)(b)		3,603	3,140,335
JP Morgan Mortgage Trust(a)(b)
Series 2021-1, Class A3X, 0.50%, 06/25/51		46,012	1,274,682
Series 2021-1, Class AX1, 0.12%, 06/25/51		186,716	1,199,929
Series 2021-1, Class AX4, 0.40%, 06/25/51		11,923	258,798
Series 2021-1, Class B4, 3.02%, 06/25/51		781	616,699
Series 2021-1, Class B5, 3.02%, 06/25/51		937	705,033
Series 2021-1, Class B6, 2.97%, 06/25/51		1,536	618,472
Series 2021-4, Class B4, 2.90%, 08/25/51		1,166	885,235
Series 2021-4, Class B5, 2.90%, 08/25/51		875	611,323
Series 2021-4, Class B6, 2.90%, 08/25/51		2,177	877,979
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1 mo. Term SOFR + 0.71%), 5.05%, 06/25/37(a)(b)		2,735	2,298,365
MCM Trust(e)
0.00%, 09/25/31(n)		3,568	2,210,195
2.50%, 01/01/59		2,582	2,473,658
New Residential Mortgage Loan Trust(a)(b)
Series 2019-RPL2, Class B3, 4.00%, 02/25/59		9,329	6,997,506
Series 2021-NQ1R, Class B1, 3.53%, 07/25/55		1,370	1,117,949
Series 2021-NQ1R, Class B2, 4.33%, 07/25/55		1,022	839,479
Seasoned Credit Risk Transfer Trust, Series 2020-3, Class BXS, 7.47%, 05/25/60(a)(b)		7,570	3,874,928
Seasoned Loans Structured Transaction Trust(a)(b)
Series 2020-2, Class M1, 4.75%, 09/25/60		2,831	2,794,353
Series 2020-3, Class M1, 4.75%, 04/26/60		3,954	3,899,873
Starwood Mortgage Residential Trust, Series 2020- INV, Class B2, 4.26%, 11/25/55(a)		1,225	962,850
TVC DSCR(e)
Series 21-1, 0.00%, 02/01/51		1,323	1,140,407
Series 21-1, Class A, 2.38%, 02/01/51		3,105	2,849,173
Verus Securitization Trust(a)(b)
Series 2020-5, Class B1, 3.71%, 05/25/65		2,400	2,274,948
Series 2020-5, Class B2, 4.71%, 05/25/65		1,400	1,326,873
Series 2021-R2, Class B1, 3.25%, 02/25/64		2,735	2,015,812

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA6, Class 1A, (12-mo. MTA + 0.81%), 5.64%, 07/25/47(b)	USD	1,031	$ 838,727
Wells Fargo Commercial Mortgage Trust, Series 2019- C50, Class XA, 1.40%, 05/15/52(b)		22,142	994,334
Total Non-Agency Mortgage-Backed Securities — 4.0% (Cost: $74,181,718)			68,187,240
Preferred Securities
Capital Trusts — 0.2%(b)
France(c)(o) — 0.1%
Electricite de France SA
3.38%	EUR	200	193,153
5.13%		200	211,388
5.63%		200	214,191
7.38%	GBP	200	254,476
			873,208
Germany(c) — 0.0%
Bayer AG
7.00%, 09/25/83	EUR	500	546,903
5.38%, 03/25/82		100	101,285
Series NC5, 6.63%, 09/25/83		100	107,297
			755,485
United Kingdom — 0.0%
Centrica PLC, 6.50%, 05/21/55(c)	GBP	125	158,647
United States — 0.1%
Edison International, 7.88%, 06/15/54	USD	155	160,092
Paramount Global, 6.38%, 03/30/62		1,001	967,549
Venture Global LNG, Inc., 9.00%(a)(o)		953	996,404
			2,124,045
			3,911,385

	Shares
Preferred Stocks — 4.5%(e)
China — 0.4%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $4,390,747)(f)(g)	40,071	7,240,830
Finland — 0.2%
Aiven, Series D(f)	37,890	2,427,612
Germany — 0.0%
Volocopter GmbH, Series D, (Acquired 03/03/21, Cost: $4,145,649)(f)(g)	780	—
Israel(f)(g) — 0.2%
Deep Instinct Ltd.
Series D-2, (Acquired 03/19/21, Cost: $2,130,236)	350,490	1,514,117
Series D-4, (Acquired 09/20/22, Cost: $2,188,898)	310,467	1,543,021
		3,057,138
United Kingdom — 0.1%
10X Future Technologies Service Ltd., Series D, (Acquired 12/19/23, Cost: $3,926,032)(f)(g)	114,500	1,798,948
Security	Shares	Value
United States — 3.6%
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $1,800,187)(f)(g)	3,333	$ 573,909
Bright Machines, Inc.(f)
Series C	472,899	1,640,960
Series C-1	985,059	2,344,441
Cap Hill Brands(f)	1,185,824	225,307
Caresyntax, Inc.(f)
Series C-2	13,600	388,144
Series C3	1,759	38,417
Clarify Health(f)	345,315	1,978,655
CW Opportunity 2 LP(f)	1,579,000	2,005,330
Databricks, Inc., Series G, (Acquired 02/01/21, Cost: $2,392,693)(f)(g)	40,470	3,714,337
Davidson Homes, Inc., 12.00%(f)(o)	7,679	7,000,330
Dream Finders Homes, Inc., 9.00%(o)	10,172	10,108,425
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $1,482,935)(f)(g)	253,147	15,189
FLYR, Inc., Series D-2(f)	421,209	3,003,220
GM Cruise Holdings LLC, Class G, (Acquired 03/25/21, Cost: $1,886,159)(f)(g)	71,581	71,581
HawkEye 360, Inc., Series D1(f)(p)	406,081	4,743,026
Insight M, Inc., Series D(f)	1,942,003	513,660
Jumpcloud, Inc.(f)(g)
Series E-1, (Acquired 10/30/20, Cost: $2,052,443)	1,125,428	2,475,942
Series F, (Acquired 09/03/21, Cost: $443,302)	74,023	162,851
Lessen Holdings, Inc., Series C(f)	514,906	2,013,282
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $1,353,207)(f)(g)	58,924	937,481
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $1,751,669)(f)(g)	196,272	418,059
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $945,402)(f)(g)	36,048	1,374,150
RapidSOS, Inc., Series C-1(f)	1,707,127	1,724,198
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $814,688)(f)(g)	35,677	31,396
SambaNova Systems, Inc., Series D, (Acquired 04/09/21, Cost: $1,250,247)(f)(g)	13,158	841,717
SCI PH Parent, Inc., (Acquired 02/10/23, Cost: $1,183,000), 12.50%(f)(g)	1,183	1,198,142
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $678,934)(f)(g)	45,203	455,194
Source Global PBC(f)(g)
Series D, (Acquired 07/05/22, Cost: $271,491)	6,628	59,983
Series D-2, (Acquired 05/16/24, Cost: $0)	4,710	13,282
Series D-3, (Acquired 05/15/24, Cost: $250,501)	6,880	55,315
Ursa Major Technologies, Inc.(f)(g)
Series C, (Acquired 09/13/21, Cost: $1,732,297)	290,420	818,984
Series D, (Acquired 10/14/22, Cost: $235,803)	35,579	104,958
Verge Genomics, Inc.(f)(g)
Series B, (Acquired 11/05/21, Cost: $1,626,608)	305,363	1,978,752
Series C, (Acquired 09/06/23, Cost: $259,904)	36,142	260,584
Veritas Kapital Assurance PLC, Series G(f)	15,127	302,531
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $4,906,958), 12.00%(f)(g)	1,681,498	8,928,754
		62,520,486
		77,045,014
Total Preferred Securities — 4.7% (Cost: $97,902,125)		80,956,399

Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
U.S. Government Sponsored Agency Securities
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Multifamily Structured Pass Through Certificates, Series KL06, Class XFX, 1.36%, 12/25/29(b)	USD	18,250	$ 800,945
Mortgage-Backed Securities(s) — 9.7%
Uniform Mortgage-Backed Securities
3.00%, 01/14/55		9,557	8,115,984
3.50%, 01/14/55		74,731	66,093,350
4.50%, 01/15/55		86,126	80,999,120
5.50%, 01/15/55		11,500	11,347,608
			166,556,062
Total U.S. Government Sponsored Agency Securities — 9.7% (Cost: $171,577,983)			167,357,007

	Shares
Warrants
Brazil — 0.0%
Lavoro Ltd., (Issued 12/27/22, Exercisable 12/27/23, 1 Share for 1 Warrant, Expires 12/27/27, Strike Price USD 11.50)(f)	25,681	3,354
France — 0.0%
Atos SE(e)(f)(o)	4,739,279	49
Israel(f) — 0.0%
Deep Instinct Ltd., Series C, (Acquired 09/20/22, Cost: $0), (Issued/Exercisable 09/20/22, 1 Share for 1 Warrant, Expires 09/20/32)(e)(g)	21,889	1,970
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	8,959	806
		2,776
United Kingdom — 0.0%
10X Future Technologies Service Ltd., (Acquired 12/19/23, Cost: $0), (Issued 12/19/23, Expires 11/17/30, Strike Price GBP 0.01)(e)(f)(g)	137,950	131,252
United States(f) — 0.3%
Crown PropTech Acquisitions, (Issued 02/05/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(e)	74,120	3,069
Crown PropTech Acquisitions, (Issued/Exercisable 01/25/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)(e)	44,352	—
Davidson Homes, Inc., (Issued/ Exercisable 05/16/24, 1 Share for 1 Warrant, Expires 05/16/34, Strike Price USD 8.47)(e)	50,977	416,482
Security	Shares	Value
United States (continued)
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)	40,220	$ 21,719
Flagstar Financial, Inc., (Acquired 03/07/24, Cost: $0), (Issued/Exercisable 03/11/24, 1 Share for 1 Warrant, Expires 03/11/31, Strike Price USD 2.50)(g)	550	959,200
FLYR, Inc. Warrants, (Issued/Exercisable 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(e)	5,990	29,351
HawkEye 360, Inc., (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 11.17)(e)	19,736	80,720
HawkEye 360, Inc., (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 0.01)(e)	173,677	1,243,527
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Shares for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)	11,689	82
Insight M, Inc., (Issued/Exercisable 01/31/24, 1 Share for 1 Warrant, Strike Price USD 0.34)(e)	2,012,253	145,888
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)(e)	10,196	—
Lightning eMotors, Inc., (Issued/Exercisable 05/13/20, 1 Share for 1 Warrant, Expires 05/18/25, Strike Price USD 11.50)	82,174	—
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)	60,706	486
Palladyne AI Corp., (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)	68,671	51,847
RapidSOS, Inc., (Issued/Exercisable 12/13/23, 1 Share for 1 Warrant, Expires 12/13/33, Strike Price USD 0.01)(e)	946,544	946,544
Sarcos Technology & Robotics Corp., (Issued 01/15/21, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD69.00	25,291	19,095

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(e)(g)	207,248	$ 926,399
Volato Group, Inc., (Acquired 12/03/23, Cost: $48,765), (Issued 12/04/23, Expires 12/03/28, Strike Price USD 11.50)(g)	48,765	731
		4,845,140
Total Warrants — 0.3% (Cost: $614,237)		4,982,571
Total Long-Term Investments — 106.0% (Cost: $1,649,503,641)		1,824,768,817
Short-Term Securities
Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36%(r)(t)	14,674,337	14,674,337
Total Short-Term Securities — 0.8% (Cost: $14,674,337)		14,674,337
Options Purchased — 0.2% (Cost: $7,149,452)		3,460,664
Total Investments Before Options Written — 107.0% (Cost: $1,671,327,430)		1,842,903,818
Options Written — (0.2)% (Premiums Received: $(3,358,373))		(3,760,040)
Total Investments, Net of Options Written — 106.8% (Cost: $1,667,969,057)		1,839,143,778
Liabilities in Excess of Other Assets — (6.8)%		(117,883,377)
Net Assets — 100.0%		$ 1,721,260,401

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	When-issued security.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Non-income producing security.
(g)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $69,348,801, representing 4.0% of its net assets as of period end, and an original cost of $76,742,708.

(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(j)	Investment does not issue shares.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(n)	Zero-coupon bond.
(o)	Perpetual security with no stated maturity date.
(p)	Convertible security.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Affiliate of the Trust.
(s)	Represents or includes a TBA transaction.
(t)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 78,480,297	$ —	$ (63,805,960)(a)	$ —	$ —	$ 14,674,337	14,674,337	$ 4,076,857	$ —
iShares Biotechnology ETF	—	1,974,563	—	—	(150,065)	1,824,498	13,800	3,627	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	19,352,731	(17,067,068)	(55,861)	(12,265)	2,217,537	28,195	105,216	—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	4,160,152	—	(4,241,238)	148,379	(67,293)	—	—	119,756	—
iShares JP Morgan USD Emerging Markets Bond ETF	6,337,064	—	—	—	(1,423)	6,335,641	71,155	345,901	—
iShares MSCI Brazil ETF	813,554	—	(262,532)	(118,250)	(118,465)	314,307	13,963	36,525	—
iShares Russell 2000 ETF(b)	1,966,958	—	(2,170,748)	508,933	(305,143)	—	—	17,998	—
iShares Russell Mid-Cap Growth ETF(b)	416,378	—	(452,218)	72,145	(36,305)	—	—	1,219	—
				$ 555,346	$ (690,959)	$ 25,366,320		$ 4,707,099	$ —

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NSE IFSC Nifty 50 Index	90	01/30/25	$ 4,269	$ (36,857)
Euro BOBL	606	03/06/25	73,984	(970,452)
Euro Bund	387	03/06/25	53,493	(1,023,948)
Euro-Schatz	75	03/06/25	8,312	(35,799)
Nikkei 225 Index	41	03/13/25	10,270	58,865
10-Year Australian Treasury Bonds	134	03/17/25	9,362	(129,592)
U.S. Long Bond	199	03/20/25	22,655	(538,821)
E-mini Russell 2000 Index	9	03/21/25	1,012	(57,467)
Euro Stoxx Banks Index	100	03/21/25	755	(10,267)
MSCI Emerging Markets Index	9	03/21/25	483	(18,328)
Long Gilt	23	03/27/25	2,661	(76,641)
5-Year U.S. Treasury Note	2,797	03/31/25	297,334	(1,685,181)
				(4,524,488)
Short Contracts
30-Year Euro Buxl Bond	20	03/06/25	2,749	178,564
Euro BTP	251	03/06/25	31,195	623,788
Euro OAT	16	03/06/25	2,045	41,752
10-Year Japanese Government Treasury Bonds	37	03/13/25	33,368	89,279
10-Year U.S. Treasury Note	925	03/20/25	100,594	1,099,052
10-Year U.S. Ultra Long Treasury Note	1,851	03/20/25	206,039	2,811,587
Ultra U.S. Treasury Bond	37	03/20/25	4,400	297,665
Euro Stoxx 50 Index	172	03/21/25	8,700	152,033
NASDAQ 100 E-Mini Index	15	03/21/25	6,368	259,137
S&P 500 E-Mini Index	532	03/21/25	157,891	5,112,860
2-Year U.S. Treasury Note	283	03/31/25	58,187	(49,575)
				10,616,142
				$ 6,091,654
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	159,417	EUR	145,515	Deutsche Bank AG	01/16/25	$ 8,607
USD	187,694	EUR	171,331	Deutsche Bank AG	01/16/25	10,129
USD	190,278	EUR	173,701	Deutsche Bank AG	01/16/25	10,257
USD	217,966	EUR	198,973	Deutsche Bank AG	01/16/25	11,753
USD	219,038	EUR	199,940	Deutsche Bank AG	01/16/25	11,822
USD	242,107	EUR	221,000	Deutsche Bank AG	01/16/25	13,065
USD	419,092	EUR	382,556	Deutsche Bank AG	01/16/25	22,616
USD	457,702	EUR	417,796	Deutsche Bank AG	01/16/25	24,703
USD	541,981	EUR	494,718	Deutsche Bank AG	01/16/25	29,261
USD	1,669,080	EUR	1,523,558	Deutsche Bank AG	01/16/25	90,084
JPY	28,581,659	USD	183,037	Barclays Bank PLC	03/19/25	135
USD	5,129,464	AUD	8,046,508	Deutsche Bank AG	03/19/25	148,523
USD	3,207,442	BRL	19,573,703	JPMorgan Chase Bank N.A.	03/19/25	80,179
USD	6,104,142	CAD	8,604,911	Citibank N.A.	03/19/25	100,953
USD	10,315,441	CAD	14,541,627	Citibank N.A.	03/19/25	170,522
USD	1,945,196	CHF	1,701,456	Barclays Bank PLC	03/19/25	55,223
USD	11,028,435	CNH	80,002,465	Bank of America N.A.	03/19/25	105,865
USD	8,307,558	DKK	58,686,342	Deutsche Bank AG	03/19/25	121,658
USD	361,867	DKK	2,537,095	HSBC Bank PLC	03/19/25	7,979
USD	540,208	DKK	3,788,060	HSBC Bank PLC	03/19/25	11,828
USD	165,338,757	EUR	156,835,720	Barclays Bank PLC	03/19/25	2,339,933
USD	537,501	EUR	508,548	Deutsche Bank AG	03/19/25	8,969
USD	541,647	EUR	514,238	Deutsche Bank AG	03/19/25	7,201

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,199,722	EUR	1,149,041	Deutsche Bank AG	03/19/25	$ 5,528
USD	49,824,244	EUR	47,320,264	Deutsche Bank AG	03/19/25	644,457
USD	265,123	EUR	254,004	JPMorgan Chase Bank N.A.	03/19/25	1,137
USD	1,900,392	EUR	1,801,776	State Street Bank and Trust Co.	03/19/25	27,812
USD	590,149	EUR	555,395	UBS AG	03/19/25	12,929
USD	776,416	EUR	736,338	UBS AG	03/19/25	11,143
USD	407,293	GBP	324,360	Barclays Bank PLC	03/19/25	1,459
USD	264,688	GBP	209,167	Deutsche Bank AG	03/19/25	2,981
USD	592,164	GBP	463,884	HSBC Bank PLC	03/19/25	11,760
USD	597,438	GBP	467,857	State Street Bank and Trust Co.	03/19/25	12,062
USD	258,291	GBP	205,599	UBS AG	03/19/25	1,049
USD	563,460	GBP	443,967	UBS AG	03/19/25	7,976
USD	638,030	GBP	500,142	UBS AG	03/19/25	12,260
USD	1,212,451	GBP	955,659	UBS AG	03/19/25	16,744
USD	7,325,974	GBP	5,745,727	UBS AG	03/19/25	137,009
USD	62,511,590	GBP	49,036,698	UBS AG	03/19/25	1,157,630
USD	1,874,120	IDR	30,029,205,185	Bank of America N.A.	03/19/25	30,604
USD	4,213,925	JPY	655,287,671	Bank of America N.A.	03/19/25	14,364
USD	22,630,465	JPY	3,409,090,790	Deutsche Bank AG	03/19/25	782,526
USD	168,709	NOK	1,881,150	Deutsche Bank AG	03/19/25	3,486
USD	382,945	SEK	4,178,345	Deutsche Bank AG	03/19/25	3,732
USD	1,745,003	SEK	19,039,884	Deutsche Bank AG	03/19/25	17,005
USD	998,708	ZAR	17,855,543	BNP Paribas SA	03/19/25	59,036
						6,365,954
CAD	1,870,138	USD	1,310,601	HSBC Bank PLC	03/19/25	(5,905)
CAD	5,009,575	USD	3,515,450	HSBC Bank PLC	03/19/25	(20,536)
CAD	1,868,459	USD	1,304,400	State Street Bank and Trust Co.	03/19/25	(876)
CAD	2,721,258	USD	1,916,786	State Street Bank and Trust Co.	03/19/25	(18,309)
CHF	1,285,342	USD	1,469,301	UBS AG	03/19/25	(41,546)
EUR	5,048,995	USD	5,332,925	Bank of America N.A.	03/19/25	(85,522)
EUR	480,320	USD	501,598	Barclays Bank PLC	03/19/25	(2,403)
EUR	178,198	USD	188,431	HSBC Bank PLC	03/19/25	(3,230)
EUR	3,616,361	USD	3,774,200	HSBC Bank PLC	03/19/25	(15,729)
EUR	16,989,301	USD	17,914,300	UBS AG	03/19/25	(257,378)
GBP	4,533,864	USD	5,780,142	Barclays Bank PLC	03/19/25	(107,441)
GBP	177,939	USD	222,868	Citibank N.A.	03/19/25	(234)
INR	147,168,449	USD	1,722,901	Goldman Sachs International	03/19/25	(16,581)
JPY	361,511,139	USD	2,400,183	HSBC Bank PLC	03/19/25	(83,356)
JPY	31,704,546	USD	209,100	UBS AG	03/19/25	(5,914)
JPY	73,525,797	USD	472,590	UBS AG	03/19/25	(1,383)
MXN	25,043,804	USD	1,226,389	JPMorgan Chase Bank N.A.	03/19/25	(40,308)
MXN	64,884,957	USD	3,177,400	JPMorgan Chase Bank N.A.	03/19/25	(104,433)
USD	20,659,032	HKD	160,462,233	Bank of America N.A.	03/19/25	(21,647)
ZAR	33,715,234	USD	1,887,918	BNP Paribas SA	03/19/25	(113,609)
						(946,340)
						$ 5,419,614
Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	112	01/03/25	USD	612.00	USD	6,564	$ 168
Alphabet, Inc., Class C	526	01/17/25	USD	200.00	USD	10,017	61,016
Amazon.com, Inc.	419	01/17/25	USD	230.00	USD	9,192	60,336
Bank of America Corp.	101	01/17/25	USD	49.00	USD	444	758
Capital One Financial Corp.	53	01/17/25	USD	170.00	USD	945	56,445
Carrier Global Corp.	52	01/17/25	USD	77.50	USD	355	520
Costco Wholesale Corp.	15	01/17/25	USD	1,020.00	USD	1,374	630
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Purchased (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Dell Technologies, Inc., Class C	101	01/17/25	USD	145.00	USD	1,164	$ 303
EQT Corp.	450	01/17/25	USD	48.00	USD	2,075	30,150
Fifth Third Bancorp	118	01/17/25	USD	45.00	USD	499	885
Home Depot, Inc.	35	01/17/25	USD	445.00	USD	1,361	2,083
Lowe’s Cos., Inc.	44	01/17/25	USD	300.00	USD	1,086	220
Mastercard, Inc., Class A	39	01/17/25	USD	540.00	USD	2,054	10,276
Meta Platforms, Inc., Class A	133	01/17/25	USD	620.00	USD	7,787	54,530
Meta Platforms, Inc., Class A	131	01/17/25	USD	630.00	USD	7,670	34,322
NVIDIA Corp.	52	01/17/25	USD	160.00	USD	698	1,092
NVIDIA Corp.	210	01/17/25	USD	155.00	USD	2,820	8,190
NVIDIA Corp.	158	01/17/25	USD	145.00	USD	2,122	24,253
Oracle Corp.	158	01/17/25	USD	210.00	USD	2,633	711
Paramount Global, Class B	80	01/17/25	USD	15.00	USD	84	120
Paramount Global, Class B	133	01/17/25	USD	14.00	USD	139	200
Paramount Global, Class B	135	01/17/25	USD	12.50	USD	141	338
Sabre Corp.	140	01/17/25	USD	5.00	USD	51	210
Shell PLC, ADR	160	01/17/25	USD	67.50	USD	1,002	1,600
SPDR Gold Shares(a)	945	01/17/25	USD	260.00	USD	22,881	8,505
SPDR Gold Shares(a)	344	01/17/25	USD	250.00	USD	8,329	17,716
SPDR S&P 500 ETF Trust	284	01/17/25	USD	605.00	USD	16,645	24,992
Uber Technologies, Inc.	118	01/17/25	USD	77.50	USD	712	472
United Airlines Holdings, Inc.	196	01/17/25	USD	100.00	USD	1,903	65,170
Western Digital Corp.	68	01/17/25	USD	85.00	USD	405	272
SPDR Gold Shares(a)	369	01/31/25	USD	248.00	USD	8,935	91,696
Adobe, Inc.	15	02/21/25	USD	475.00	USD	667	10,537
Apple, Inc.	437	02/21/25	USD	250.00	USD	10,943	416,242
DraftKings, Inc., Class A	148	02/21/25	USD	44.00	USD	551	11,174
Microsoft Corp.	39	02/21/25	USD	470.00	USD	1,644	9,302
Netflix, Inc.	32	02/21/25	USD	900.00	USD	2,852	166,400
Netflix, Inc.	19	02/21/25	USD	980.00	USD	1,694	44,982
NVIDIA Corp.	734	02/21/25	USD	160.00	USD	9,857	142,029
Salesforce, Inc.	126	02/21/25	USD	390.00	USD	4,213	15,813
SPDR Gold Shares(a)	524	02/21/25	USD	255.00	USD	12,688	84,364
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	131	02/21/25	USD	190.00	USD	2,587	220,735
Uber Technologies, Inc.	231	02/21/25	USD	67.50	USD	1,393	38,577
Walmart, Inc.	416	02/21/25	USD	100.00	USD	3,759	30,576
Walt Disney Co.	69	02/21/25	USD	120.00	USD	768	13,110
Sabre Corp.	132	04/17/25	USD	7.00	USD	48	726
							1,762,746
Put
Broadcom, Inc.	131	01/17/25	USD	172.00	USD	3,037	1,965
HubSpot, Inc.	60	01/17/25	USD	720.00	USD	4,181	207,300
SPDR S&P 500 ETF Trust	506	01/17/25	USD	575.00	USD	29,656	156,101
SPDR S&P 500 ETF Trust	338	01/17/25	USD	598.00	USD	19,810	438,217
SPDR S&P 500 ETF Trust	109	01/31/25	USD	580.00	USD	6,388	71,068
Datadog, Inc., Class A	226	02/21/25	USD	155.00	USD	3,229	372,335
ServiceNow, Inc.	70	02/21/25	USD	940.00	USD	7,421	100,450
SPDR S&P 500 ETF Trust	75	02/21/25	USD	580.00	USD	4,396	65,100
							1,412,536
							$ 3,175,282

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Nifty 50 Monthly Index	Morgan Stanley & Co. International PLC	223	03/27/25	USD	26,000.00	USD	5,273	$ 18,881
Put
S&P 500 Index	Barclays Bank PLC	737	03/21/25	USD	5,750.00	USD	4,335	69,639
S&P 500 Index	Goldman Sachs International	737	03/21/25	USD	5,700.00	USD	4,335	61,686
S&P 500 Index	UBS AG	737	03/21/25	USD	5,780.00	USD	4,335	75,636
								206,961
								$ 225,842
OTC Interest Rate Swaptions Purchased
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap, 01/25/35	1-day SOFR, 4.49%	Annual	3.00%	Annual	Goldman Sachs International	01/23/25	3.00%	USD	25,257	$ 27
30-Year Interest Rate Swap, 04/24/55	1-day SOFR, 4.49%	Annual	3.30%	Annual	Citibank N.A.	04/22/25	3.30	USD	4,526	22,420
30-Year Interest Rate Swap, 04/25/55	1-day SOFR, 4.49%	Annual	3.30%	Annual	Goldman Sachs International	04/23/25	3.30	USD	3,631	18,245
30-Year Interest Rate Swap, 04/27/55	1-day SOFR, 4.49%	Annual	3.30%	Annual	Deutsche Bank AG	04/25/25	3.30	USD	3,627	18,848
										$ 59,540
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Broadcom, Inc.	131	01/17/25	USD	210.00	USD	3,037	$ (308,177)
Costco Wholesale Corp.	15	01/17/25	USD	1,100.00	USD	1,374	(98)
Home Depot, Inc.	35	01/17/25	USD	470.00	USD	1,361	(70)
JPMorgan Chase & Co.	188	01/17/25	USD	250.00	USD	4,507	(31,584)
Meta Platforms, Inc., Class A	131	01/17/25	USD	680.00	USD	7,670	(4,258)
NVIDIA Corp.	52	01/17/25	USD	185.00	USD	698	(104)
ServiceNow, Inc.	70	01/17/25	USD	1,120.00	USD	7,421	(42,350)
SPDR S&P 500 ETF Trust	284	01/17/25	USD	625.00	USD	16,645	(1,278)
United Airlines Holdings, Inc.	196	01/17/25	USD	115.00	USD	1,903	(7,448)
Western Digital Corp.	68	01/17/25	USD	95.00	USD	405	(1,156)
Alphabet, Inc., Class C	158	02/21/25	USD	200.00	USD	2,419	(68,897)
Amazon.com, Inc.	315	02/21/25	USD	250.00	USD	6,911	(68,197)
Apple, Inc.	437	02/21/25	USD	265.00	USD	10,943	(140,932)
Meta Platforms, Inc., Class A	66	02/21/25	USD	720.00	USD	3,864	(28,215)
Netflix, Inc.	32	02/21/25	USD	1,020.00	USD	2,852	(50,240)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	131	02/21/25	USD	210.00	USD	2,587	(97,595)
Uber Technologies, Inc.	146	02/21/25	USD	80.00	USD	881	(5,110)
Walmart, Inc.	416	02/21/25	USD	110.00	USD	3,759	(6,448)
							(862,157)
Put
Broadcom, Inc.	131	01/17/25	USD	150.00	USD	3,037	(459)
Carrier Global Corp.	52	01/17/25	USD	65.00	USD	355	(2,080)
Costco Wholesale Corp.	8	01/17/25	USD	910.00	USD	733	(9,400)
Dell Technologies, Inc., Class C	25	01/17/25	USD	110.00	USD	288	(3,700)
EQT Corp.	125	01/17/25	USD	39.00	USD	576	(1,875)
Freeport-McMoRan, Inc.	366	01/17/25	USD	40.00	USD	1,394	(85,278)
HubSpot, Inc.	60	01/17/25	USD	660.00	USD	4,181	(42,300)
Lowe’s Cos., Inc.	44	01/17/25	USD	240.00	USD	1,086	(7,876)
NVIDIA Corp.	734	01/17/25	USD	125.00	USD	9,857	(131,019)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
SPDR Gold Shares(a)	525	01/17/25	USD	235.00	USD	12,712	$ (25,200)
SPDR Gold Shares(a)	344	01/17/25	USD	225.00	USD	8,329	(18,232)
SPDR Gold Shares(a)	184	01/31/25	USD	232.00	USD	4,455	(11,868)
Adobe, Inc.	15	02/21/25	USD	425.00	USD	667	(12,075)
Alphabet, Inc., Class C	31	02/21/25	USD	175.00	USD	590	(9,610)
Datadog, Inc., Class A	226	02/21/25	USD	135.00	USD	3,229	(123,735)
DraftKings, Inc., Class A	148	02/21/25	USD	37.00	USD	551	(37,296)
Microsoft Corp.	39	02/21/25	USD	400.00	USD	1,644	(27,885)
Netflix, Inc.	19	02/21/25	USD	830.00	USD	1,694	(47,215)
Salesforce, Inc.	126	02/21/25	USD	320.00	USD	4,213	(86,625)
ServiceNow, Inc.	70	02/21/25	USD	800.00	USD	7,421	(29,050)
SPDR Gold Shares(a)	524	02/21/25	USD	238.00	USD	12,688	(139,122)
Uber Technologies, Inc.	85	02/21/25	USD	65.00	USD	513	(55,675)
Uber Technologies, Inc.	231	02/21/25	USD	52.50	USD	1,393	(25,064)
Walt Disney Co.	69	02/21/25	USD	100.00	USD	768	(7,004)
							(939,643)
							$ (1,801,800)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
EUR Currency	JPMorgan Chase Bank N.A.	—	01/23/25	USD	1.02	EUR	11,069	$ (31,668)
Nifty 50 Monthly Index	Morgan Stanley & Co. International PLC	223	03/27/25	INR	22,000.00	INR	5,273	(23,827)
								$ (55,495)
OTC Interest Rate Swaptions Written
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
5-Year Interest Rate Swap, 01/26/30	3.15%	Annual	1-day SOFR, 4.49%	Annual	Goldman Sachs International	01/24/25	3.15%	USD	14,779	$ (141)
1-Year Interest Rate Swap, 02/12/26	3.15%	Annual	1-day SOFR, 4.49%	Annual	Goldman Sachs International	02/10/25	3.15	USD	67,046	(593)
5-Year Interest Rate Swap, 02/16/30	3.23%	Annual	1-day SOFR, 4.49%	Annual	Goldman Sachs International	02/14/25	3.23	USD	14,200	(2,611)
5-Year Interest Rate Swap, 02/22/30	2.70%	Annual	1-day SOFR, 4.49%	Annual	Deutsche Bank AG	02/20/25	2.70	USD	48,233	(1,347)
30-Year Interest Rate Swap, 04/24/55	2.70%	Annual	1-day SOFR, 4.49%	Annual	Citibank N.A.	04/22/25	2.70	USD	4,526	(2,853)
30-Year Interest Rate Swap, 04/25/55	2.70%	Annual	1-day SOFR, 4.49%	Annual	Goldman Sachs International	04/23/25	2.70	USD	3,631	(2,347)
30-Year Interest Rate Swap, 04/27/55	2.70%	Annual	1-day SOFR, 4.49%	Annual	Deutsche Bank AG	04/25/25	2.70	USD	3,628	(2,475)
										(12,367)
Put
10-Year Interest Rate Swap, 01/04/35	1-day SOFR, 4.49%	Annual	3.70%	Annual	Goldman Sachs International	01/02/25	3.70	USD	10,993	(347,803)
2-Year Interest Rate Swap, 01/12/27	1-day SOFR, 4.49%	Annual	4.07%	Annual	Goldman Sachs International	01/10/25	4.07	USD	36,165	(52,718)
5-Year Interest Rate Swap, 01/18/30	1-day SONIA, 4.70%	Annual	4.00%	Annual	JPMorgan Chase Bank N.A.	01/16/25	4.00	GBP	13,498	(58,305)

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaptions Written (continued)
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put (continued)
2-Year Interest Rate Swap, 01/19/27	1-day SOFR, 4.49%	Annual	4.30%	Annual	Deutsche Bank AG	01/17/25	4.30%	USD	24,765	$ (7,638)
5-Year Interest Rate Swap, 01/23/30	1-day SOFR, 4.49%	Annual	4.00%	Annual	Deutsche Bank AG	01/21/25	4.00	USD	13,498	(78,572)
5-Year Interest Rate Swap, 02/16/30	1-day SOFR, 4.49%	Annual	3.23%	Annual	Goldman Sachs International	02/14/25	3.23	USD	14,200	(525,201)
5-Year Interest Rate Swap, 02/22/30	1-day SOFR, 4.49%	Annual	3.90%	Annual	Deutsche Bank AG	02/20/25	3.90	USD	12,058	(130,808)
10-Year Interest Rate Swap, 03/26/35	1-day SOFR, 4.49%	Annual	3.75%	Annual	Deutsche Bank AG	03/24/25	3.75	USD	2,734	(88,840)
10-Year Interest Rate Swap, 03/27/35	1-day SOFR, 4.49%	Annual	3.75%	Annual	JPMorgan Chase Bank N.A.	03/25/25	3.75	USD	10,876	(354,023)
30-Year Interest Rate Swap, 04/24/55	1-day SOFR, 4.49%	Annual	4.15%	Annual	Citibank N.A.	04/22/25	4.15	USD	1,575	(32,103)
5-Year Interest Rate Swap, 04/24/30	1-day SONIA, 4.70%	Annual	4.10%	Annual	JPMorgan Chase Bank N.A.	04/22/25	4.10	GBP	11,141	(95,080)
30-Year Interest Rate Swap, 04/25/55	1-day SOFR, 4.49%	Annual	4.15%	Annual	Goldman Sachs International	04/23/25	4.15	USD	908	(18,630)
30-Year Interest Rate Swap, 04/27/55	1-day SOFR, 4.49%	Annual	4.15%	Annual	Deutsche Bank AG	04/25/25	4.15	USD	907	(18,791)
2-Year Interest Rate Swap, 06/15/27	1-day SOFR, 4.49%	Annual	4.60%	Annual	Morgan Stanley & Co. International PLC	06/13/25	4.60	USD	24,568	(38,769)
2-Year Interest Rate Swap, 06/22/27	1-day SOFR, 4.49%	Annual	4.60%	Annual	Citibank N.A.	06/20/25	4.60	USD	25,840	(43,097)
										(1,890,378)
										$ (1,902,745)
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	USD	25	$ (1,966)	$ (1,668)	$ (298)
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	B	USD	3,367	$ 272,714	$ 83,171	$ 189,543
iTraxx.XO.42.V1	5.00	Quarterly	12/20/29	B+	EUR	14,568	1,209,373	1,243,311	(33,938)
							$ 1,482,087	$ 1,326,482	$ 155,605

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Centrally Cleared Inflation Swaps
Paid by the Trust		Received by the Trust		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat Eurozone HICP Ex Tobacco Unrevised	At Termination	2.69%	At Termination	08/15/32	EUR	1,425	$ 56,391	$ 30	$ 56,361
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Centrally Cleared Interest Rate Swaps
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28-day MXIBTIIE, 10.24%	Monthly	9.78%	Monthly	N/A	02/04/25	MXN	48,743	$ (2,111)	$ (2)	$ (2,109)
28-day MXIBTIIE, 10.24%	Monthly	9.79%	Monthly	N/A	02/04/25	MXN	24,371	(1,037)	(1)	(1,036)
28-day MXIBTIIE, 10.24%	Monthly	9.80%	Monthly	N/A	02/04/25	MXN	24,371	(1,009)	(1)	(1,008)
28-day MXIBTIIE, 10.24%	Monthly	9.95%	Monthly	N/A	02/07/25	MXN	550,963	(16,291)	—	(16,291)
1-day SOFR, 4.49%	Annual	5.00%	Annual	N/A	10/02/25	USD	169,290	1,062,484	10,899	1,051,585
0.28%	Annual	Tokyo Overnight Average Rate, 0.23%	Annual	N/A	03/09/26	JPY	2,893,937	35,538	56	35,482
1-day SOFR, 4.49%	Annual	4.40%	Annual	N/A	04/08/26	USD	43,825	(123,203)	126	(123,329)
1-day SOFR, 4.49%	Annual	4.45%	Annual	N/A	04/09/26	USD	16,044	(28,669)	46	(28,715)
1-day SOFR, 4.49%	Annual	4.05%	Annual	N/A	04/18/26	USD	25,216	(234,086)	74	(234,160)
1-day SOFR, 4.49%	Annual	4.30%	Annual	N/A	04/24/26	USD	30,249	(124,809)	90	(124,899)
1-day SOFR, 4.49%	Annual	4.50%	Annual	N/A	05/08/26	USD	25,254	9,284	77	9,207
1-day SOFR, 4.49%	Annual	4.35%	Annual	N/A	07/22/26	USD	11,267	5,319	39	5,280
4.69%	Annual	1-day SOFR, 4.49%	Annual	N/A	10/02/26	USD	115,533	(1,115,442)	(14,744)	(1,100,698)
1-day SOFR, 4.49%	At Termination	4.17%	At Termination	10/23/25 (a)	10/23/26	USD	19,696	32,669	36	32,633
1-day SOFR, 4.49%	At Termination	4.21%	At Termination	10/27/25 (a)	10/27/26	USD	39,419	81,379	72	81,307
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	10/28/26	USD	39,747	(114,209)	164	(114,373)
1-day SOFR, 4.49%	Annual	3.47%	Annual	03/10/25 (a)	03/10/27	USD	9,910	(108,513)	44	(108,557)
1-day MIBOR, 7.15%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/27	INR	1,186,669	7,358	94	7,264
1-day SOFR, 4.49%	Annual	4.10%	Annual	05/30/25 (a)	05/30/27	USD	30,153	44,559	135	44,424
1-day SOFR, 4.49%	Annual	4.15%	Annual	05/30/25 (a)	05/30/27	USD	30,153	72,779	143	72,636
1-day SOFR, 4.49%	Annual	3.30%	Annual	10/23/25 (a)	10/23/27	USD	7,036	(91,544)	32	(91,576)
1-day SOFR, 4.49%	Annual	4.20%	Annual	10/23/25 (a)	10/23/27	USD	10,250	37,378	47	37,331
1-day SOFR, 4.49%	Annual	3.92%	Annual	11/03/25 (a)	11/03/27	USD	4,880	(7,082)	22	(7,104)
1-day SOFR, 4.49%	Annual	3.95%	Annual	11/03/25 (a)	11/03/27	USD	4,880	(4,381)	22	(4,403)
1-day SOFR, 4.49%	Annual	3.99%	Annual	11/03/25 (a)	11/03/27	USD	9,761	(2,459)	44	(2,503)
1-day SOFR, 4.49%	Annual	4.07%	Annual	11/03/25 (a)	11/03/27	USD	19,787	26,117	90	26,027
1-day SOFR, 4.49%	Annual	3.86%	Annual	11/10/25 (a)	11/10/27	USD	20,267	(50,979)	92	(51,071)
1-day SOFR, 4.49%	Annual	3.48%	Annual	01/23/26 (a)	01/23/28	USD	27,289	(259,929)	118	(260,047)
3.45%	Annual	1-day SOFR, 4.49%	Annual	N/A	01/26/28	USD	24,493	248,601	106	248,495
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	01/26/28	USD	24,493	(2,344)	106	(2,450)
3.27%	Annual	1-day SOFR, 4.49%	Annual	02/05/26 (a)	02/05/28	USD	24,747	331,441	107	331,334
1-day SOFR, 4.49%	Annual	3.87%	Annual	02/05/26 (a)	02/05/28	USD	24,747	(59,608)	107	(59,715)
1-day SONIA, 4.70%	At Termination	3.18%	At Termination	02/10/27 (a)	02/10/28	GBP	85,657	(697,955)	525	(698,480)
1-day SONIA, 4.70%	Annual	4.86%	Annual	N/A	06/20/28	GBP	6,480	181,272	(13)	181,285
1-day SOFR, 4.49%	Annual	4.42%	Annual	N/A	10/02/28	USD	81,301	966,838	14,856	951,982
1-day SOFR, 4.49%	Annual	4.40%	Annual	N/A	10/31/28	USD	13,191	155,355	98	155,257
1-day SONIA, 4.70%	Annual	4.12%	Annual	N/A	11/17/28	GBP	6,091	1,101	233	868
1-day SONIA, 4.70%	Annual	4.12%	Annual	N/A	11/21/28	GBP	6,085	1,929	235	1,694
1-day SOFR, 4.49%	Annual	3.25%	Annual	12/15/26 (a)	12/15/28	USD	21,232	(286,438)	97	(286,535)
6-mo. EURIBOR, 2.57%	Semi-Annual	3.00%	Annual	N/A	03/05/29	EUR	15,660	716,585	141	716,444
1-day MIBOR, 7.15%	Semi-Annual	6.26%	Semi-Annual	N/A	03/20/29	INR	339,246	1,787	45	1,742
1-day MIBOR, 7.15%	Semi-Annual	6.30%	Semi-Annual	N/A	03/20/29	INR	414,634	9,346	56	9,290
1-day SOFR, 4.49%	Annual	3.79%	Annual	N/A	03/29/29	USD	35,313	(743,475)	275	(743,750)
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	04/08/29	USD	21,208	(231,127)	171	(231,298)
1-day SOFR, 4.49%	Annual	4.05%	Annual	N/A	04/09/29	USD	16,044	(136,958)	129	(137,087)
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	04/18/29	USD	25,216	(264,576)	204	(264,780)
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	04/24/29	USD	12,604	(129,215)	102	(129,317)
6-mo. EURIBOR, 2.57%	Semi-Annual	2.90%	Annual	N/A	04/30/29	EUR	17,653	519,091	161	518,930
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	05/06/29	USD	25,231	(246,546)	207	(246,753)
6-mo. EURIBOR, 2.57%	Semi-Annual	2.87%	Annual	N/A	06/11/29	EUR	12,874	555,517	123	555,394
1-day SOFR, 4.49%	Annual	3.66%	Annual	N/A	10/10/29	USD	12,615	(242,578)	114	(242,692)
1-day TIIEFONDEO, 10.20%	Monthly	9.04%	Monthly	N/A	11/14/29	MXN	81,548	(22,206)	37	(22,243)
0.02%	Annual	6-mo. EURIBOR, 2.57%	Semi-Annual	N/A	08/26/31	EUR	9,317	1,472,939	136	1,472,803
1-day ESTR, 1,371.74%	Annual	2.34%	Annual	01/19/28 (a)	01/19/33	EUR	7,414	23,730	103	23,627
1-day SOFR, 4.49%	Annual	3.14%	Annual	05/12/28 (a)	05/12/33	USD	13,769	(509,184)	126	(509,310)
1-day SOFR, 4.49%	Annual	4.31%	Annual	N/A	09/29/33	USD	121,626	1,993,633	9,447	1,984,186
4.40%	Annual	1-day SOFR, 4.49%	Annual	N/A	11/01/33	USD	11,317	(269,241)	170	(269,411)
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	01/12/34	USD	9,940	(179,437)	145	(179,582)
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	01/17/34	USD	2,863	(51,124)	42	(51,166)

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Centrally Cleared Interest Rate Swaps (continued)
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-day MIBOR, 7.15%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/34	INR	218,262	$ 16,293	$ 46	$ 16,247
1-day MIBOR, 7.15%	Semi-Annual	6.35%	Semi-Annual	N/A	03/20/34	INR	218,262	18,097	45	18,052
1-day SOFR, 4.49%	Annual	3.66%	Annual	N/A	10/10/34	USD	8,496	(306,661)	137	(306,798)
1-day SOFR, 4.49%	Annual	3.67%	Annual	N/A	12/26/34	USD	13,998	(471,542)	230	(471,772)
3.46%	Annual	1-day SOFR, 4.49%	Annual	12/15/26 (a)	12/15/36	USD	4,853	235,380	80	235,300
4.25%	Annual	1-day SOFR, 4.49%	Annual	N/A	09/29/43	USD	1,467	(22,714)	961	(23,675)
3.65%	Annual	1-day SOFR, 4.49%	Annual	N/A	11/03/53	USD	5,251	280,264	166	280,098
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	11/03/53	USD	5,251	34,328	166	34,162
3.65%	Annual	1-day SOFR, 4.49%	Annual	N/A	11/02/54	USD	31,109	1,586,175	9,868	1,576,307
1-day SONIA, 4.70%	Annual	4.10%	Annual	N/A	11/07/54	GBP	4,800	(137,848)	22,910	(160,758)
								$ 3,468,036	$ 60,814	$ 3,407,222

(a)	Forward Swap.
OTC Credit Default Swaps — Buy Protection
Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UBS Group AG	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	3,700	$ (73,838)	$ 94,367	$ (168,205)
UBS Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	2,160	(43,105)	53,209	(96,314)
Boeing, Co.	1.00	Quarterly	Deutsche Bank AG	12/20/28	USD	800	(2,855)	(3,165)	310
Xerox Corp.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	10	1,334	987	347
Xerox Corp.	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	USD	30	4,003	2,958	1,045
Boeing, Co.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	USD	800	123	8,692	(8,569)
Republic of Panama	1.00	Quarterly	Citibank N.A.	12/20/29	USD	300	14,282	9,330	4,952
TIM S.p.A.	1.00	Quarterly	Goldman Sachs International	12/20/29	EUR	190	7,314	9,325	(2,011)
							$ (92,742)	$ 175,703	$ (268,445)
OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Vistra Operations Company LLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	BB+	USD	642	$ 28,421	$ 11,437	$ 16,984
Faurecia SE	5.00	Quarterly	Goldman Sachs International	12/20/29	BB	EUR	103	6,247	7,441	(1,194)
								$ 34,668	$ 18,878	$ 15,790

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Interest Rate Swaps
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-day BZDIOVER, 12.15%	At Termination	12.81%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	143,166	$ 422,905	$ —	$ 422,905
1-day BZDIOVER, 12.15%	At Termination	13.18%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,385	31,708	—	31,708
1-day BZDIOVER, 12.15%	At Termination	13.21%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,381	32,453	—	32,453
1-day BZDIOVER, 12.15%	At Termination	13.25%	At Termination	Citibank N.A.	N/A	01/02/25	BRL	3,883	17,606	—	17,606
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaps (continued)
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
China Fixing Repo Rates 7-day, 2.20%	Quarterly	2.60%	Quarterly	Morgan Stanley & Co. International PLC	N/A	09/15/26	CNY	157,107	$ 437,564	$ —	$ 437,564
1-day BZDIOVER, 12.15%	At Termination	10.06%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	14,158	(307,106)	—	(307,106)
1-day BZDIOVER, 12.15%	At Termination	10.03%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	12,635	(276,978)	—	(276,978)
1-day BZDIOVER, 12.15%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	96	(2,060)	—	(2,060)
1-day BZDIOVER, 12.15%	At Termination	10.16%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	17,910	(384,708)	—	(384,708)
1-day BZDIOVER, 12.15%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	17,183	(368,875)	—	(368,875)
1-day BZDIOVER, 12.15%	At Termination	10.35%	At Termination	Barclays Bank PLC	N/A	01/04/27	BRL	29,050	(581,463)	—	(581,463)
1-day BZDIOVER, 12.15%	At Termination	9.99%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	14,191	(313,415)	—	(313,415)
1-day BZDIOVER, 12.15%	At Termination	10.00%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	14,578	(317,870)	—	(317,870)
1-day BZDIOVER, 12.15%	At Termination	10.03%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	14,173	(310,048)	—	(310,048)
									$ (1,920,287)	$ —	$ (1,920,287)
OTC Total Return Swaps
Paid by the Trust		Received by the Trust
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Quarterly	1-day SOFR minus 0.70%, 4.49%	Quarterly	JPMorgan Chase Bank N.A.	N/A	03/20/25	USD	9,502	$ 21,297	$ —	$ 21,297
iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	1-day SOFR minus 0.20%, 4.49%	At Termination	Goldman Sachs International	N/A	03/20/25	USD	3,559	7,976	—	7,976
1-day SOFR plus 0.30%, 4.49%	At Termination	iShares Broad USD High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/20/25	USD	6,496	2,929	—	2,929
									$ 32,202	$ —	$ 32,202
OTC Total Return Swaps
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Barclays Bank PLC(b)	07/25/25	$254,451	$13,765 (c)	$269,419	0.0%

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

OTC Total Return Swaps (continued)
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short (continued)	Monthly	Citibank N.A.(d)	02/24/28	$(2,284,806)	$68,609 (e)	$(2,227,236)	0.1%
	Monthly	JPMorgan Chase Bank N.A.(f)	02/10/25	(5,476,983)	59,984 (g)	(5,382,945)	0.5
					$142,358	$(7,340,762)

(a)
The Trust receives the total return on a portfolio of long positions underlying the total return swap. The Trust pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Trust pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(1,203) of net dividends and financing fees.
(e)	Amount includes $11,039 of net dividends and financing fees.
(g)	Amount includes $(34,054) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
	(b)	(d)	(f)
Range: Benchmarks:	20 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)	15 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)	15-80 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)
The following table represents the individual long  positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date 07/25/25:
Security	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
United States
AMC Networks Inc., Class A	27,214	$269,419	100.0%
Net Value of Reference Entity — Barclays Bank PLC		$269,419
The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date 02/24/28:
Security	Shares	Value	% of Basket Value
Reference Entity — Short
Common Stocks
United States
Standardaero Inc.	(89,953)	$(2,227,236)	100.0%
Net Value of Reference Entity — Citibank N.A.		$(2,227,236)
The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date 02/10/25:
Security	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
United States
AMC Networks Inc.	55,495	$549,401	(10.2)%
Security	Shares	Value	% of Basket Value
United States (continued)
Eagle Bancorp Inc.	3,416	$88,918	(1.6)%
New York Community Bancorp Inc.	90,442	843,824	(15.7)
Total Reference Entity — Long		1,482,143
Reference Entity — Short
Common Stocks
United States
Atlantic Union Bankshares Corp.	(1,550)	(58,714)	1.1
Community Bank System, Inc.	(1,416)	(87,339)	1.6
CVB Financial Corp.	(3,741)	(80,095)	1.5
Provident Financial Services, Inc.	(5,230)	(98,690)	1.8
Servisfirst Bancshares Inc.	(1,270)	(107,620)	2.0
		(432,458)
Investment Companies
United States
iShares iBoxx $ Investment Grade Corporate Bond ETF	(21,553)	(2,302,722)	42.8
SPDR S&P Oil & Gas Exploration & Production ETF	(19,564)	(2,589,687)	48.1
Vanguard Intermediate-Term Corporate Bond ETF	(19,188)	(1,540,221)	28.6
		(6,432,630)
Total Reference Entity — Short		(6,865,088)
Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(5,382,945)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$ 1,402,087	$ (16,429)	$ 10,962,577	$ (7,343,687)	$ —
OTC Swaps	197,746	(3,165)	1,140,434	(3,138,816)	—
Options Written	N/A	(3,358,373)	1,403,682	(1,805,349)	(3,760,040)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ 5,582,895	$ —	$ 5,141,687	$ —	$ 10,724,582
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	6,365,954	—	—	6,365,954
Options purchased Investments at value — unaffiliated(b)	—	—	3,401,124	—	59,540	—	3,460,664
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	189,543	—	—	10,716,673	56,361	10,962,577
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	221,384	174,560	—	942,236	—	1,338,180
	$ —	$ 410,927	$ 9,158,579	$ 6,365,954	$ 16,860,136	$ 56,361	$ 32,851,957
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ 122,919	$ —	$ 4,510,009	$ —	$ 4,632,928
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	946,340	—	—	946,340
Options written Options written at value	—	—	1,825,627	31,668	1,902,745	—	3,760,040
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	—	34,236	—	—	7,309,451	—	7,343,687
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	279,458	—	—	2,862,523	—	3,141,981
	$ —	$ 313,694	$ 1,948,546	$ 978,008	$ 16,584,728	$ —	$ 19,824,976

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the
Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation)
is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended December 31, 2024, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ (7,834)	$ —	$ (29,432,318)	$ —	$ (4,288,514)	$ —	$ (33,728,666)
Forward foreign currency exchange contracts	—	—	—	22,993,689	—	—	22,993,689
Options purchased(a)	—	(306,549)	5,027,038	(1,193,637)	(2,117,864)	(98,310)	1,310,678
Options written	—	45,374	7,419,039	270,616	3,483,285	—	11,218,314
Swaps	—	404,966	3,827,964	—	(4,992,382)	—	(759,452)
	$ (7,834)	$ 143,791	$ (13,158,277)	$ 22,070,668	$ (7,915,475)	$ (98,310)	$ 1,034,563

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ (95,303)	$ —	$ 8,084,920	$ —	$ 4,569,617	$ —	$ 12,559,234
Forward foreign currency exchange contracts	—	—	—	7,417,717	—	—	7,417,717
Options purchased(b)	—	15,766	(3,153,526)	380,405	(3,014,265)	70,187	(5,701,433)
Options written	—	—	(12,219)	(26,485)	(335,665)	—	(374,369)
Swaps	—	(605,414)	343,042	—	(10,274,221)	33,549	(10,503,044)
	$ (95,303)	$ (589,648)	$ 5,262,217	$ 7,771,637	$ (9,054,534)	$ 103,736	$ 3,398,105

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$554,493,421
Average notional value of contracts — short	895,528,237
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	414,348,870
Average amounts sold — in USD	56,626,730
Options:
Average value of option contracts purchased	4,969,946
Average value of option contracts written	2,425,238
Average notional value of swaption contracts purchased	132,947,510
Average notional value of swaption contracts written	575,378,519
Credit default swaps:
Average notional value — buy protection	17,208,620
Average notional value — sell protection	37,163,875
Interest rate swaps:
Average notional value — pays fixed rate	262,038,993
Average notional value — receives fixed rate	1,452,629,191
Inflation swaps:
Average notional value — receives fixed rate	1,531,447
Total return swaps:
Average notional value	13,413,484
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 1,430,898	$ 402,307
Forward foreign currency exchange contracts	6,365,954	946,340
Options	3,460,664 (a)	3,760,040
Swaps — centrally cleared	—	598,792
Swaps — OTC(b)	1,338,180	3,141,981
Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	12,595,696	8,849,460
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,606,180)	(2,802,899)
Total derivative assets and liabilities subject to an MNA	$ 7,989,516	$ 6,046,561

(a)
Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated
Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Consolidated Statements of Assets and Liabilities.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 150,833	$ (150,833)	$ —	$ —	$ —
Barclays Bank PLC	2,480,154	(691,307)	—	—	1,788,847
BNP Paribas SA	61,965	(61,965)	—	—	—
Citibank N.A.	394,392	(391,702)	—	—	2,690
Deutsche Bank AG	1,997,521	(331,636)	—	—	1,665,885
Goldman Sachs International	104,700	(104,700)	—	—	—
HSBC Bank PLC	31,567	(31,567)	—	—	—
JPMorgan Chase Bank N.A.	412,781	(412,781)	—	—	—
Morgan Stanley & Co. International PLC	883,353	(372,644)	—	(450,000)	60,709
State Street Bank and Trust Co.	39,874	(19,185)	—	—	20,689
UBS AG	1,432,376	(306,221)	—	(80,000)	1,046,155
	$ 7,989,516	$ (2,874,541)	$ —	$ (530,000)	$ 4,584,975

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$ 809,747	$ (150,833)	$ —	$ (453,000)	$ 205,914
Barclays Bank PLC	691,307	(691,307)	—	—	—
BNP Paribas SA	761,522	(61,965)	—	(417,000)	282,557
Citibank N.A.	391,702	(391,702)	—	—	—
Deutsche Bank AG	331,636	(331,636)	—	—	—
Goldman Sachs International	969,830	(104,700)	—	(569,000)	296,130
HSBC Bank PLC	128,756	(31,567)	—	—	97,189
JPMorgan Chase Bank N.A.	1,264,011	(412,781)	—	(700,000)	151,230
Morgan Stanley & Co. International PLC	372,644	(372,644)	—	—	—
State Street Bank and Trust Co.	19,185	(19,185)	—	—	—
UBS AG	306,221	(306,221)	—	—	—
	$ 6,046,561	$ (2,874,541)	$ —	$ (2,139,000)	$ 1,033,020

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 105,385,185	$ 6,740,774	$ 112,125,959
Common Stocks
Australia	—	5,876,549	—	5,876,549
Canada	22,919,303	—	—	22,919,303
China	—	16,694,745	—	16,694,745

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Denmark	$ —	$ 7,827,038	$ —	$ 7,827,038
France	64,373	30,012,914	—	30,077,287
Germany	—	4,692,359	—	4,692,359
Hong Kong	—	3,023,769	—	3,023,769
India	—	—	—	—
Italy	—	23,573,043	—	23,573,043
Japan	—	33,025,926	—	33,025,926
Macau	—	433,707	—	433,707
Netherlands	—	13,979,966	—	13,979,966
Spain	—	8,264,455	—	8,264,455
Sweden	—	—	—	—
Taiwan	16,341,508	—	—	16,341,508
United Kingdom	1,617,023	34,605,614	416,208	36,638,845
United States	724,618,987	26,084,710	22,815,116	773,518,813
Corporate Bonds	—	147,117,744	64,054,942	211,172,686
Fixed Rate Loan Interests	—	—	11,953,466	11,953,466
Floating Rate Loan Interests	—	46,641,619	66,548,642	113,190,261
Foreign Agency Obligations	—	12,360,203	—	12,360,203
Investment Companies	37,783,181	—	—	37,783,181
Municipal Bonds	—	3,687,827	—	3,687,827
Non-Agency Mortgage-Backed Securities	—	56,148,029	12,039,211	68,187,240
Preferred Securities
Capital Trusts	—	3,911,385	—	3,911,385
Preferred Stocks	—	—	77,045,014	77,045,014
U.S. Government Sponsored Agency Securities	—	167,357,007	—	167,357,007
Warrants
Brazil	3,354	—	—	3,354
France	—	—	49	49
Israel	806	—	1,970	2,776
United Kingdom	—	—	131,252	131,252
United States	74,134	979,026	3,791,980	4,845,140
Short-Term Securities
Money Market Funds	14,674,337	—	—	14,674,337
Options Purchased
Equity Contracts	3,175,282	225,842	—	3,401,124
Interest Rate Contracts	—	59,540	—	59,540
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(14,008)	(6,120)	(20,128)
	$ 821,272,288	$ 751,954,194	$ 265,532,504	1,838,758,986
Investments Valued at NAV(b)				4,124,704
				$ 1,842,883,690
Derivative Financial Instruments(c)
Assets
Credit Contracts	$ —	$ 213,181	$ —	$ 213,181
Equity Contracts	5,371,997	385,458	—	5,757,455
Foreign Currency Exchange Contracts	—	6,365,954	—	6,365,954
Interest Rate Contracts	5,141,687	11,658,909	—	16,800,596
Other Contracts	—	56,361	—	56,361
Liabilities
Credit Contracts	—	(310,529)	—	(310,529)
Equity Contracts	(1,877,595)	(70,951)	—	(1,948,546)
Foreign Currency Exchange Contracts	—	(978,008)	—	(978,008)
Interest Rate Contracts	(4,510,009)	(12,074,719)	—	(16,584,728)
	$ 4,126,080	$ 5,245,656	$ —	$ 9,371,736

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

(c)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests
Assets
Opening balance, as of December 31, 2023	$ 8,947,923	$ 27,338,257	$ 56,881,661	$ 11,920,142	$ 65,568,658	$ 15,407,058	$ 4,065,568
Transfers into Level 3	—	—	—	—	1,009,720	—	—
Transfers out of Level 3	—	—	—	—	—	—	—
Other(a)	—	(9,105,264)	—	(518,514)	518,705	—	—
Accrued discounts/premiums	1,677	—	248,722	23,482	156,263	164,688	—
Net realized gain (loss)	26,671	11,316	(335,148)	33,312	(44,346)	—	(432,562)
Net change in unrealized appreciation (depreciation)(b)(c)	(403,126)	1,135,894	1,142,049	116,721	(1,313,730)	361,408	616,228
Purchases	—	3,862,582	25,771,503	2,845,106	20,641,806	242,339	—
Sales	(1,832,371)	(11,461)	(19,653,845)	(2,466,783)	(19,988,434)	(4,136,282)	(4,249,234)
Closing balance, as of December 31, 2024	$ 6,740,774	$ 23,231,324	$ 64,054,942	$ 11,953,466	$ 66,548,642	$ 12,039,211	$ —
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024(c)	$ (421,496)	$ 1,253,078	$ 1,388,807	$ 116,912	$ (1,454,270)	$ 361,408	$ —

	Preferred Stocks	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets/Liabilities
Opening balance, as of December 31, 2023	$ 53,697,827	$ (49,378)	$ 1,990,642	$ 245,768,358
Transfers into Level 3	2,487,113	—	—	3,496,833
Transfers out of Level 3	—	—	(6,587)	(6,587)
Other(a)	9,105,264	(191)	—	—
Accrued discounts/premiums	—	—	—	594,832
Net realized gain (loss)	301	—	(11,444)	(751,900)
Net change in unrealized appreciation (depreciation)(b)(c)	(3,452,079)	43,449	1,952,640	199,454
Purchases	16,451,301	—	—	69,814,637
Sales	(1,244,713)	—	—	(53,583,123)
Closing balance, as of December 31, 2024	$ 77,045,014	$ (6,120)	$ 3,925,251	$ 265,532,504
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024(c)	$ (3,452,079)	$ (6,120)	$ 2,092,783	$ (120,977)

(a)	Certain Level 3 investments were re-classified between Common Stocks, Fixed Rate Loan Interests, Floating Rate Loan Interests, Preferred Stocks and Unfunded Floating Rate Loan Interests.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $20,009,889. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$23,231,323	Market	Revenue Multiple	3.07x - 21.00x	3.59x
			Volatility	75%	—
			Time to Exit	5.3 years	—
			EBITDA Multiple	16.25x - 22.95x	21.22x
			Gross Profit Multiple	10.00x	—
			Discount for lack of marketability	8%	—
		Income	Discount Rate	10%	—

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock Capital Allocation Term Trust (BCAT)

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Asset Backed Securities	$4,475,514	Income	Discount Rate	8%	—

Non-Agency Mortgage-Backed Securities	3,333,339	Income	Discount Rate	9%	—

Corporate Bonds	64,054,941	Income	Discount Rate	7% - 34%	13%
		Market	Revenue Mulltiple	1.13x	—
			Volatility	50% - 95%	52%
			Time to Exit	1.0 years	—

Floating Rate Loan Interests	59,502,239	Income	Discount Rate	6% - 16%	10%

Fixed Rate Loan Interests	10,257,573	Income	Discount Rate	8% - 12%	9%

Preferred Stocks(b)	76,742,484	Market	Revenue Multiple	1.13x - 24.00x	10.00x
			Volatility	37% - 95%	67%
			Time to Exit	0.5 - 5.0 years	2.6 years
			Direct Profit Multiple	4.00x	—
			EBITDA Multiple	7.25x	—
			EBITDAR Multiple	9.50x	—
			Market Adjustment Multiple	1.00x- 1.80x	1.30x
		Income	Discount Rate	9% - 15%	12%

Warrants	$3,925,202	Market	Revenue Multiple	3.10x -11.76x	10.36x
			Volatility	38% - 80%	69%
			Time to Exit	0.5 - 5.3 years	3.2 years
		Income	Discount for lack of marketability	8%	—
	$245,522,615

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
(b)
The fund valued certain of its Level 3 Preferred Stocks using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $7,312,411 as of December 31, 2024.

See notes to consolidated financial statements.
Consolidated Schedule of Investments

Consolidated Schedule of Investments
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
Cayman Islands(a)(b) — 0.9%
Apidos CLO XXXVI, Series 2021-36A, Class B, (3- mo. CME Term SOFR + 1.86%), 6.48%, 07/20/34	USD	250	$ 251,342
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3- mo. CME Term SOFR + 6.76%), 11.39%, 10/25/34		250	251,989
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3-mo. CME Term SOFR + 3.51%), 8.17%, 07/15/31		250	251,368
Birch Grove CLO Ltd., Series 2021-3A, Class D1, (3-mo. CME Term SOFR + 3.46%), 8.08%, 01/19/35		500	502,908
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.07%, 10/22/30		47	47,227
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.51%), 8.17%, 10/15/34		250	253,444
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 11.67%, 10/15/34		250	251,422
CIFC Funding Ltd., Series 2013-1A, Class CR, (3-mo. CME Term SOFR + 3.81%), 8.46%, 07/16/30		500	502,753
Elmwood CLO I Ltd, Series 19-1A, Class 1RR, (3-mo. CME Term SOFR + 1.52%), 6.14%, 04/20/37		250	251,746
Elmwood CLO VII Ltd., Series 2020-4A, Class SUB, 0.00%, 01/17/34		1,000	704,600
Golub Capital Partners CLO Ltd.
Series 2021-53A, Class E, (3-mo. CME Term SOFR + 6.96%), 11.58%, 07/20/34		250	252,142
Series 2021-55A, Class E, (3-mo. CME Term SOFR + 6.82%), 11.44%, 07/20/34		250	251,995
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.13%, 10/19/34		500	502,477
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3-mo. CME Term SOFR + 5.96%), 10.59%, 10/18/30		250	251,053
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class B, (3-mo. CME Term SOFR + 1.91%), 6.56%, 07/17/34		500	502,100
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3-mo. CME Term SOFR + 3.91%), 8.54%, 01/22/35		250	251,449
Myers Park CLO Ltd., Series 2018-1A, Class E, (3- mo. CME Term SOFR + 5.76%), 10.38%, 10/20/30		250	250,932
Neuberger Berman CLO XIV Ltd., Series 2012-14A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 5.91%, 01/28/30		95	94,354
Neuberger Berman Loan Advisers CLO Ltd., Series 2021-46A, Class B, (3-mo. CME Term SOFR + 1.91%), 6.53%, 01/20/36		250	251,414
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.31%), 7.97%, 07/15/34		1,500	1,508,245
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3-mo. CME Term SOFR + 1.30%), 5.82%, 05/23/31		372	372,108
Palmer Square CLO Ltd.
Series 2013-2A, Class A2R3, (3-mo. CME Term SOFR + 1.76%), 6.41%, 10/17/31		250	249,934
Security		Par (000)	Value
Cayman Islands (continued)
Palmer Square CLO Ltd. (continued)
Series 2020-3ARR, Class A2R2, (3-mo. CME Term SOFR + 2.30%), 6.82%, 11/15/36	USD	500	$ 504,579
Palmer Square Loan Funding Ltd., Series 2021-4A, Class E, (3-mo. CME Term SOFR + 7.77%), 12.43%, 10/15/29		500	504,658
Park Avenue Institutional Advisers CLO Ltd., Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.66%), 8.32%, 07/15/34		1,650	1,659,056
Rad CLO Ltd., Series 2021-15A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.08%, 01/20/34		250	251,443
Regatta XXIV Funding Ltd., Series 2021-5A, Class D1R, (3-mo. CME Term SOFR + 2.80%), 7.12%, 01/20/38		250	250,000
RR Ltd., Series 2024-28R, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.21%, 04/15/37		500	502,582
RRX Ltd., Series 2022-7A, Class D, (3-mo. CME Term SOFR + 6.85%), 11.50%, 07/15/35		250	251,415
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.08%, 01/20/34		750	754,462
Stratus CLO Ltd., Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,250	2,525
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3-mo. CME Term SOFR + 6.41%), 11.07%, 01/15/34		500	503,135
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3- mo. CME Term SOFR + 6.96%), 11.58%, 10/20/32		500	503,683
Trestles CLO V Ltd., Series 2021-5A, Class E, (3-mo. CME Term SOFR + 6.61%), 11.23%, 10/20/34		1,000	1,007,086
Trimaran CAVU Ltd., Series 2021-2A, Class D1, (3- mo. CME Term SOFR + 3.51%), 8.14%, 10/25/34		550	553,266
Voya CLO Ltd., Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 6.56%, 10/17/32		250	250,610
			15,505,502
Ireland(a)(c) — 0.3%
AB Carval Euro CLO II-C DAC, Series 2X, Class D, (3-mo. EURIBOR + 3.75%), 7.28%, 02/15/37	EUR	270	283,833
Arbour CLO VI DAC, Series 6X, Class DR, (3-mo. EURIBOR + 3.20%), 6.37%, 11/15/37		300	312,748
Arini European CLO IV DAC, Series 4X, Class D, (3-mo. EURIBOR + 3.50%), 6.27%, 01/15/38		430	444,607
Avoca CLO XVIII DAC, Series 18X, Class DR, 01/15/38(d)		170	176,094
Avoca Static CLO I DAC, Series 1X, Class DR, (3-mo. EURIBOR + 2.90%), 5.74%, 01/15/35		150	155,943
Capital Four CLO VIII DAC, Series 8X, Class D, (3- mo. EURIBOR + 3.25%), 6.31%, 10/25/37		350	367,817
Contego CLO VII DAC, Series 7X, Class DR, 01/23/38(d)		290	300,396
Contego CLO XI DAC, Series 11X, Class DR, (3-mo. EURIBOR + 3.20%), 5.94%, 11/20/38		220	229,522
Harvest CLO XXXII DAC, Series 2032X, Class D, (3-mo. EURIBOR + 3.60%), 7.30%, 07/25/37		230	241,221
Henley CLO XII DAC, Series 12X, Class D, (3-mo. EURIBOR + 3.10%), 5.88%, 01/15/38		220	229,143
Jubilee CLO DAC, Series 2024-29X, Class D, (3-mo. EURIBOR + 3.20%), 6.21%, 01/15/39		370	386,946

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Ireland (continued)
Palmer Square European Loan Funding DAC
Series 2024-2X, Class D, (3-mo. EURIBOR + 3.15%), 6.50%, 05/15/34	EUR	270	$ 281,560
Series 2024-3X, Class D, (3-mo. EURIBOR + 3.05%), 5.74%, 05/15/34		220	228,810
Penta CLO DAC, Series 2024-17X, Class D, (3-mo. EURIBOR + 3.25%), 6.81%, 08/15/38		253	265,852
Providus CLO II DAC, Series 2X, Class DRR, (3-mo. EURIBOR + 3.20%), 6.38%, 10/15/38		238	248,797
Sona Fios CLO III DAC, Series 3X, Class D, (3-mo. EURIBOR + 3.25%), 6.41%, 04/20/37		470	491,250
Tikehau CLO XII DAC, Series 2012X, Class D, (3-mo. EURIBOR + 3.25%), 6.62%, 10/20/38		380	398,906
Victory Street CLO I DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.45%), 6.23%, 01/15/38		320	332,297
			5,375,742
United Kingdom — 0.0%
Unique Pub Finance Co. PLC, Series 02, Class N, 6.46%, 03/30/32(c)	GBP	20	26,155
United States(b) — 2.0%
FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/19/39	USD	3,000	2,909,749
Home Partners of America Trust
Series 2021-2, Class F, 3.80%, 12/17/26		2,402	2,267,011
Series 2021-3, Class F, 4.24%, 01/17/41		3,631	3,198,494
Mariner Finance Issuance Trust, Series 2021-BA, Class E, 4.68%, 11/20/36		470	416,666
Mill City Solar Loan Ltd.
Series 2019-1A, Class C, 5.92%, 03/20/43		1,097	892,119
Series 2019-1A, Class D, 7.14%, 03/20/43		1,678	1,186,062
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44		304	271,881
New Residential Mortgage Loan Trust, Series 2022- SFR1, Class F, 4.44%, 02/17/39		3,000	2,775,573
Progress Residential Trust
Series 2021-SFR10, Class F, 4.61%, 12/17/40		2,732	2,518,450
Series 2021-SFR11, Class G, 4.69%, 01/17/39		3,000	2,709,499
Series 2021-SFR9, Class F, 4.05%, 11/17/40		2,400	2,153,901
Series 2022-SFR1, Class F, 4.88%, 02/17/41		2,000	1,831,280
Series 2022-SFR1, Class G, 5.52%, 02/17/41		2,000	1,808,891
Series 2022-SFR3, Class E1, 5.20%, 04/17/39		2,700	2,617,713
Republic Finance Issuance Trust, Series 2021-A, Class D, 5.23%, 12/22/31		800	765,240
RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.70%, 11/25/31(a)		3,500	3,221,087
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,311,808
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	850,091
Series 2022-SFR1, Class E2, 5.74%, 04/17/39		1,200	1,181,084
			34,886,599
Total Asset-Backed Securities — 3.2% (Cost: $60,354,108)			55,793,998

Security	Shares	Value
Common Stocks
Canada — 0.8%
Cameco Corp.	238,818	$ 12,272,857
Enbridge, Inc.	22,000	933,751
Lionsgate Studios Corp.(e)	44,651	339,347
		13,545,955
China — 1.1%
BYD Co. Ltd., Class H	431,500	14,676,666
Contemporary Amperex Technology Co. Ltd., Class A	128,000	4,641,453
		19,318,119
Denmark — 0.5%
DSV A/S	24,829	5,287,722
Novo Nordisk A/S, Class B	40,971	3,535,053
		8,822,775
Finland — 0.0%
Neste OYJ	35,000	442,933
France — 2.7%
Accor SA	81,858	3,981,376
Arkema SA	23,058	1,754,536
Atos SE(e)	26,977,559	72,822
Cie de Saint-Gobain SA	228,168	20,275,379
EssilorLuxottica SA	4,888	1,192,329
Hermes International SCA	4,178	10,024,565
LVMH Moet Hennessy Louis Vuitton SE	11,026	7,252,823
TotalEnergies SE, ADR	44,000	2,398,000
		46,951,830
Germany — 0.3%
adidas AG, Class N	22,958	5,646,847
Hong Kong — 0.2%
AIA Group Ltd.	377,800	2,713,685
Italy — 1.5%
Intesa Sanpaolo SpA	4,455,604	17,870,600
UniCredit SpA	214,827	8,603,464
		26,474,064
Japan — 1.3%
Hoya Corp.	90,000	11,169,566
Keyence Corp.	18,700	7,601,014
Mitsubishi UFJ Financial Group, Inc.	203,000	2,369,965
Toyota Motor Corp.	119,400	2,331,313
		23,471,858
Netherlands — 1.1%
ASML Holding NV	27,531	19,283,654
Norway — 0.0%
Equinor ASA, ADR	24,000	568,560
South Korea — 0.1%
Samsung SDI Co. Ltd.	11,213	1,853,383
Spain — 0.4%
Cellnex Telecom SA(b)	208,239	6,577,545
Sweden — 0.2%
Volta Trucks, Series C, (Acquired 02/22/22, Cost: $293,944)(e)(f)(g)	2,492	—
Volvo AB, Class B	125,246	3,043,750
		3,043,750
Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	117,020	23,110,280
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom — 2.0%
AstraZeneca PLC	4,000	$ 521,518
Compass Group PLC	228,836	7,614,156
National Grid PLC	744,524	8,845,132
RELX PLC	372,520	16,878,493
Teya Services Ltd., Series C, (Acquired 11/16/21, Cost: $1,099,370)(e)(f)(g)	566	190,748
		34,050,047
United States — 48.1%
Adobe, Inc.(e)	40,276	17,909,932
Alaska Air Group, Inc.(e)	4,900	317,275
Alphabet, Inc., Class C	181,855	34,632,466
Amazon.com, Inc.(e)	99,950	21,928,030
Apollo Global Management, Inc.	6,000	990,960
Apple, Inc.	111,639	27,956,638
Autodesk, Inc.(e)	25,939	7,666,790
Bank of America Corp.	332,128	14,597,026
Boston Scientific Corp.(e)	296,799	26,510,087
Broadcom, Inc.	59,190	13,722,610
Cadence Design Systems, Inc.(e)	27,770	8,343,774
Capital One Financial Corp.	39,850	7,106,052
Carrier Global Corp.	4,972	339,389
CF Industries Holdings, Inc.	77,002	6,569,811
Chipotle Mexican Grill, Inc.(e)	72,891	4,395,327
Confluent, Inc., Class A(e)	208,755	5,836,790
Constellium SE, Class A(e)	32,460	333,364
Coreweave, Inc.(e)(f)	897	843,048
Costco Wholesale Corp.	19,312	17,695,006
CRH PLC	177,253	16,399,448
D.R. Horton, Inc.	4,522	632,266
Danaher Corp.	32,901	7,552,425
Datadog, Inc., Class A(e)	22,969	3,282,040
Delta Air Lines, Inc.	111,685	6,756,943
DF Residential III LP(e)(f)	1,213,877	1,201,739
Discover Financial Services	28,170	4,879,889
Eaton Corp. PLC	10,774	3,575,567
Edwards Lifesciences Corp.(e)	54,647	4,045,517
Eli Lilly & Co.	22,512	17,379,264
Fifth Third Bancorp	9,095	384,537
Freeport-McMoRan, Inc.	18,511	704,899
Freewire Equity(e)(f)	63	—
Goldman Sachs Group, Inc.	7,046	4,034,681
HNG Hospitality Offshore LP, (Acquired 02/16/24, Cost: $2,660,000)(e)(f)(g)	2,660,000	2,527,000
Home Depot, Inc.	31,721	12,339,152
HubSpot, Inc.(e)	8,778	6,116,247
Ingersoll Rand, Inc.	60,117	5,438,184
Intuit, Inc.	9,539	5,995,262
Intuitive Surgical, Inc.(e)	46,567	24,306,111
Johnson Controls International PLC	81,791	6,455,764
JPMorgan Chase & Co.	68,678	16,462,803
Lam Research Corp.	7,018	506,910
Landsea Homes Corp.(e)	99,111	841,452
Linde PLC	16,438	6,882,097
Lineage, Inc.	13,151	770,254
Lions Gate Entertainment Corp., Class A(e)	17,665	150,859
Lions Gate Entertainment Corp., Class B(e)	2,821	21,299
Live Nation Entertainment, Inc.(e)	37,552	4,862,984
Lumen Technologies, Inc.(e)	37,436	198,785
Marsh & McLennan Cos., Inc.	151,806	32,245,112
Mastercard, Inc., Class A	76,415	40,237,847
Merck & Co., Inc.	113,836	11,324,405
Security	Shares	Value
United States (continued)
Meta Platforms, Inc., Class A	30,063	$ 17,602,187
Micron Technology, Inc.	69,203	5,824,124
Microsoft Corp.(h)	147,582	62,205,813
NextEra Energy, Inc.	240,160	17,217,070
NRG Energy, Inc.	7,274	656,260
NVIDIA Corp.	372,433	50,014,028
Oracle Corp.	83,033	13,836,619
Palo Alto Networks, Inc.(e)	24,094	4,384,144
Progressive Corp.	72,659	17,409,823
Salesforce, Inc.	35,269	11,791,485
Sanofi SA	48,479	4,712,680
Schneider Electric SE	60,975	15,180,078
Screaming Eagle Acquisition Crop., (Acquired 05/14/24, Cost: $1,168,975)(e)(g)	115,000	874,000
ServiceNow, Inc.(e)	14,367	15,230,744
ServiceTitan, Inc.(e)	11,276	1,159,962
Sonder Holdings, Inc., Class A(e)	15,727	50,012
Stryker Corp.	24,857	8,949,763
Tesla, Inc.(e)	28,490	11,505,402
Thermo Fisher Scientific, Inc.	36,241	18,853,655
TJX Cos., Inc.	62,531	7,554,370
Toll Brothers, Inc.	26,929	3,391,708
Trane Technologies PLC	42,885	15,839,575
Union Pacific Corp.	45,794	10,442,864
United Airlines Holdings, Inc.(e)	3,298	320,236
UnitedHealth Group, Inc.	46,252	23,397,037
Visa, Inc., Class A	26,797	8,468,924
Walmart, Inc.	179,685	16,234,540
Walt Disney Co.	84,497	9,408,741
		838,721,961
Total Common Stocks — 61.6% (Cost: $823,678,368)		1,074,597,246

		Par (000)
Corporate Bonds
Australia(f) — 0.3%
Oceana Australian Fixed Income Trust, A Note Upsize
12.00%, 07/31/25	AUD	1,682	1,043,677
12.50%, 07/31/26		2,524	1,574,884
12.50%, 07/31/27		4,206	2,642,354
			5,260,915
Belgium — 0.0%
Anheuser-Busch InBev SA/NV, 4.00%, 09/24/25(c)	GBP	100	124,361
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	200	194,200
			318,561
Canada — 0.1%
Mattamy Group Corp., 5.25%, 12/15/27(b)		703	687,353
Finland — 0.0%
Citycon Treasury BV, 5.00%, 03/11/30(c)	EUR	100	104,160
France(c) — 0.3%
Afflelou SAS, 6.00%, 07/25/29		299	322,864
Atos SE(i)
5.20%, 12/18/30		290	167,173
9.36%, 12/18/29		283	260,794

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
France (continued)
Bertrand Franchise Finance SAS, (3-mo. EURIBOR + 3.75%), 6.96%, 07/18/30(a)	EUR	337	$ 351,001
BNP Paribas SA
3.38%, 01/23/26	GBP	100	123,021
1.88%, 12/14/27		100	114,392
Eutelsat SA
2.25%, 07/13/27	EUR	100	87,011
1.50%, 10/13/28		100	76,912
Forvia SE, 5.50%, 06/15/31		560	577,968
Goldstory SAS, 6.75%, 02/01/30		680	735,259
Lion/Polaris Lux 4 SA, (3-mo. EURIBOR + 3.63%), 6.30%, 07/01/29(a)		312	324,316
Loxam SAS, 6.38%, 05/31/29		662	722,826
Lune Holdings SARL, 5.63%, 11/15/28		100	78,518
Paprec Holding SA, 7.25%, 11/17/29		473	519,354
Picard Groupe SAS, 6.38%, 07/01/29		177	190,663
RCI Banque SA, (5-year EURIBOR ICE Swap + 2.75%), 5.50%, 10/09/34(a)		700	741,344
TotalEnergies Capital International SA, 1.66%, 07/22/26	GBP	100	119,622
Worldline SA/France, 0.00%, 07/30/26(j)	EUR	396	393,942
			5,906,980
Germany — 0.4%
Adler Pelzer Holding GmbH, 9.50%, 04/01/27(b)		631	625,385
Adler Real Estate AG, 3.00%, 04/27/26(c)		200	197,863
APCOA Group GmbH, (3-mo. EURIBOR + 4.13%), 7.37%, 04/15/31(a)(c)		315	327,523
Aroundtown Finance SARL, (5-year EURIBOR ICE Swap + 4.51%), 7.13%(a)(k)		274	277,880
Commerzbank AG(a)(c)(k)
(5-year EUR Swap + 4.39%), 4.25%		200	195,517
(5-year EURIBOR ICE Swap + 5.13%), 7.88%		200	227,172
Deutsche Bank AG, (5-year EURIBOR ICE Swap + 4.55%), 4.50%(a)(c)(k)		200	196,811
Dynamo Newco II GmbH, 6.25%, 10/15/31(c)		121	128,785
Envalior Deutschland GmbH, (6-mo. EURIBOR at 0.00% Floor + 9.50%, 12.66% Cash or 12.66% PIK), 12.66%, 04/01/31(a)(f)(l)		3,196	3,116,286
Fressnapf Holding SE, 5.25%, 10/31/31(c)		238	253,928
Gruenenthal GmbH, 4.63%, 11/15/31(c)		170	178,033
Mahle GmbH, 6.50%, 05/02/31(c)		499	507,262
PCF GmbH(c)
4.75%, 04/15/29		201	172,101
(3-mo. EURIBOR + 4.75%), 7.93%, 04/15/29(a)		131	112,385
PrestigeBidCo GmbH, (3-mo. EURIBOR + 3.75%), 6.93%, 07/01/29(a)(c)		138	145,091
Techem Verwaltungsgesellschaft 675 GmbH, 5.38%, 07/15/29(c)		242	258,662
Tele Columbus AG, (10.00% PIK), 10.00%, 01/01/29(c)(l)		394	338,117
TUI Cruises GmbH, 5.00%, 05/15/30(c)		108	113,554
			7,372,355
Greece — 0.0%
National Bank of Greece SA, (5-year EURIBOR ICE Swap + 3.15%), 5.88%, 06/28/35(a)(c)		346	387,865
Security		Par (000)	Value
Ireland(c) — 0.1%
AIB Group PLC, (5-year EUR Swap + 6.63%), 6.25%(a)(k)	EUR	218	$ 228,006
Bank of Ireland Group PLC, (5-year EUR Swap + 6.43%), 6.00%(a)(k)		293	306,732
Virgin Media O2 Vendor Financing Notes V DAC, 7.88%, 03/15/32	GBP	867	1,084,284
			1,619,022
Italy(c) — 0.3%
A2A SpA, (5-year EURIBOR ICE Swap + 2.26%), 5.00%(a)(k)	EUR	200	214,034
Bubbles Bidco SpA
6.50%, 09/30/31		241	250,891
(3-mo. EURIBOR + 4.25%), 6.93%, 09/30/31(a)		235	242,939
Duomo Bidco SpA, (3-mo. EURIBOR + 4.13%), 7.30%, 07/15/31(a)		305	318,177
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28		456	497,736
Fiber Bidco SpA, 6.13%, 06/15/31		222	231,131
Fiber Midco SpA, (10.00% PIK), 10.00%, 06/15/29(l)		197	211,358
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27		363	378,968
IMA Industria Macchine Automatiche SpA, (3-mo. EURIBOR + 3.75%), 6.93%, 04/15/29(a)		411	427,871
Intesa Sanpaolo SpA
8.51%, 09/20/32	GBP	200	280,159
(5-year EUR Swap + 5.85%), 5.50%(a)(k)	EUR	250	261,552
Irca SpA, (3-mo. EURIBOR + 3.75%), 6.63%, 12/15/29(a)		199	208,299
Nexi SpA, 0.00%, 02/24/28(j)		200	183,088
Pachelbel Bidco SpA
7.13%, 05/17/31		137	151,757
(3-mo. EURIBOR + 4.25%), 7.30%, 05/17/31(a)		125	130,358
Rossini SARL
6.75%, 12/31/29		149	163,216
(3-mo. EURIBOR + 3.88%), 6.56%, 12/31/29(a)		212	222,137
TeamSystem SpA, (3-mo. EURIBOR + 3.50%), 6.68%, 07/31/31(a)		222	231,108
UnipolSai Assicurazioni SpA, 4.90%, 05/23/34		100	107,755
			4,712,534
Japan — 0.2%
Mizuho Financial Group, Inc., (1-year CMT + 1.25%), 3.26%, 05/22/30(a)	USD	2,040	1,894,854
SoftBank Group Corp.(c)
5.38%, 01/08/29	EUR	539	578,854
3.38%, 07/06/29		100	100,044
5.75%, 07/08/32		682	742,514
			3,316,266
Jersey — 0.0%
Aston Martin Capital Holdings Ltd., 10.38%, 03/31/29(c)	GBP	396	487,325
Luxembourg — 0.1%
Adler Financing SARL, Series 1L, (12.50% PIK), 12.50%, 12/31/28(l)	EUR	308	329,411
Cidron Aida Finco SARL, 6.25%, 04/01/28(c)	GBP	416	496,188
INEOS Finance PLC, 6.38%, 04/15/29(c)	EUR	393	426,621
Kleopatra Finco SARL, 4.25%, 03/01/26(c)		316	300,671
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Luxembourg (continued)
Opus-Chartered Issuances SA, 2.50%, 07/04/25(a)	EUR	110	$ 114,399
Vivion Investments SARL, Series DEC, (6.50% PIK), 6.50%, 08/31/28(c)(l)		241	243,948
			1,911,238
Netherlands — 0.3%
Boels Topholding BV, 5.75%, 05/15/30(c)		335	362,148
Cooperatieve Rabobank UA, (1-year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)(c)	GBP	100	116,534
ING Groep NV, 3.00%, 02/18/26(c)		100	122,463
Nobian Finance BV, 3.63%, 07/15/26(c)	EUR	100	102,549
Q-Park Holding I BV, 5.13%, 02/15/30(c)		463	492,576
Sigma Holdco BV, 5.75%, 05/15/26(c)		213	218,741
Sunrise FinCo I BV, 4.88%, 07/15/31(b)	USD	380	344,683
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)		2,654	2,615,995
Ziggo Bond Co. BV, 6.13%, 11/15/32(c)	EUR	304	316,473
			4,692,162
Portugal — 0.0%
EDP SA, (5-year EURIBOR ICE Swap + 2.40%), 4.63%, 09/16/54(a)(c)		200	210,893
Slovenia — 0.0%
United Group BV, 6.50%, 10/31/31(c)		104	109,708
Spain(c) — 0.1%
Banco Bilbao Vizcaya Argentaria SA(a)(k)
(5-year EUR Swap + 4.27%), 6.88%		400	434,902
(5-year EURIBOR ICE Swap + 5.54%), 8.38%		200	227,628
Banco de Credito Social Cooperativo SA, (1-year EURIBOR ICE Swap + 1.70%), 4.13%, 09/03/30(a)		100	106,393
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP	300	369,883
Bankinter SA, (5-year EURIBOR ICE Swap + 4.71%), 7.38%(a)(k)	EUR	200	219,605
Cellnex Telecom SA, Series CLNX, 2.13%, 08/11/30		400	434,913
Grifols SA, 7.13%, 05/01/30		230	244,841
Kaixo Bondco Telecom SA, 5.13%, 09/30/29		190	200,459
Telefonica Emisiones SA, 5.38%, 02/02/26	GBP	133	167,089
			2,405,713
Sweden(c) — 0.1%
Intrum AB, 3.00%, 09/15/27(e)(m)	EUR	370	276,525
Swedbank AB, (1-year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)	GBP	100	117,248
Verisure Holding AB, 9.25%, 10/15/27	EUR	515	559,686
			953,459
United Kingdom — 0.6%
Amber Finco PLC, 6.63%, 07/15/29(c)		315	344,728
Ardonagh Finco Ltd., 6.88%, 02/15/31(c)		343	366,410
Barclays PLC, 3.00%, 05/08/26(c)	GBP	100	121,879
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(c)		606	732,106
Bellis Finco PLC, 4.00%, 02/16/27(c)		510	601,757
Belron UK Finance PLC, 4.63%, 10/15/29(c)	EUR	270	286,392
Boparan Finance PLC, 9.38%, 11/07/29(c)	GBP	534	646,320
Bracken MidCo1 PLC, (6.75% Cash or 7.50% PIK), 6.75%, 11/01/27(c)(l)		123	150,792
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 5.63%, 02/15/32(c)	EUR	202	217,877
CD&R Firefly Bidco PLC, Series JAN, 04/30/29(c)(d)	GBP	100	130,510
CPUK Finance Ltd., 7.88%, 08/28/29(c)		111	142,588
Deuce Finco PLC, 5.50%, 06/15/27(b)		337	412,229
Edge Finco PLC, 8.13%, 08/15/31(c)		403	515,237
Security		Par (000)	Value
United Kingdom (continued)
Global Switch Finance BV, 1.38%, 10/07/30(c)	EUR	325	$ 316,114
Heathrow Finance PLC, 6.63%, 03/01/31(c)	GBP	376	473,068
HSBC Holdings PLC, (1-day SONIA GBP + 1.31%), 1.75%, 07/24/27(a)		100	118,938
INEOS Quattro Finance 2 PLC, 6.75%, 04/15/30(c)	EUR	178	191,172
Informa PLC, 3.13%, 07/05/26(c)	GBP	100	121,543
Market Bidco Finco PLC, 4.75%, 11/04/27(c)	EUR	502	508,297
Mobico Group PLC, (5-year UK Government Bond + 4.14%), 4.25%(a)(c)(k)	GBP	265	316,873
Motion Finco SARL, 7.38%, 06/15/30(c)	EUR	204	214,936
Nationwide Building Society, (5-year UK Government Bond + 5.63%), 5.75%(a)(c)(k)	GBP	200	242,556
NatWest Group PLC, (1-year GBP Swap + 1.49%), 2.88%, 09/19/26(a)(c)		100	123,064
Pinnacle Bidco PLC, 10.00%, 10/11/28(c)		181	240,460
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(c)		100	123,411
Stonegate Pub Co. Financing PLC(c)
10.75%, 07/31/29		173	225,588
(3-mo. EURIBOR + 6.63%), 9.65%, 07/31/29(a)	EUR	125	134,013
Virgin Media Secured Finance PLC, 4.25%, 01/15/30(c)	GBP	694	762,388
Vmed O2 U.K. Financing I PLC, 5.63%, 04/15/32(c)	EUR	683	720,792
Vodafone Group PLC, (5-year CMT + 2.77%), 4.13%, 06/04/81(a)	USD	60	53,111
Zegona Finance PLC, 6.75%, 07/15/29(c)	EUR	733	807,948
			10,363,097
United States — 9.0%
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(b)	USD	2,176	2,035,316
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27(b)		431	421,955
Allegiant Travel Co., 7.25%, 08/15/27(b)		635	638,209
American Express Co., (1-day SOFR + 1.00%), 4.99%, 05/01/26(a)		1,870	1,870,473
Amgen, Inc.
3.13%, 05/01/25		950	944,726
5.50%, 12/07/26(c)	GBP	100	126,704
3.00%, 01/15/52	USD	2,590	1,634,095
2.77%, 09/01/53		2,025	1,176,387
Aon North America, Inc., 5.30%, 03/01/31		3,795	3,810,524
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 2.13%, 08/15/26(c)	EUR	327	303,171
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/29(b)	USD	1,996	1,836,347
AT&T, Inc.
2.90%, 12/04/26	GBP	100	120,729
5.50%, 03/15/27(c)		50	63,305
Bank of America Corp.(a)
(1-day SOFR + 1.01%), 1.20%, 10/24/26	USD	1,000	971,496
(1-day SOFR + 1.37%), 1.92%, 10/24/31		119	99,416
BG Energy Capital PLC, 5.13%, 12/01/25(c)	GBP	133	166,645
Calpine Corp., 4.50%, 02/15/28(b)	USD	860	824,838
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/29(b)		1,245	1,189,512
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		433	432,484
Citigroup, Inc.
1.75%, 10/23/26	GBP	100	118,659
(3-mo. CME Term SOFR + 1.65%), 3.67%, 07/24/28(a)	USD	1,000	968,663

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Cloud Software Group, Inc.(b)
6.50%, 03/31/29	USD	2,073	$ 2,034,738
9.00%, 09/30/29		45	45,688
Commercial Metals Co., 4.38%, 03/15/32		1,987	1,779,485
Constellium SE, 5.38%, 08/15/32(c)	EUR	240	252,360
CSC Holdings LLC(b)
5.38%, 02/01/28	USD	1,294	1,116,343
7.50%, 04/01/28		1,264	866,052
Dana, Inc.
5.63%, 06/15/28		1,309	1,291,248
4.25%, 09/01/30		287	267,103
Dell International LLC/EMC Corp., 5.30%, 10/01/29		1,500	1,514,404
Duke Energy Florida LLC, 2.40%, 12/15/31		1,500	1,265,677
FLYR, Inc., (1-mo. CME Term SOFR at 0.50% Floor + 5.00%), 9.60%, 05/10/27(a)(f)		1,076	1,088,107
Ford Motor Co.
3.25%, 02/12/32		1,888	1,570,255
6.10%, 08/19/32		2,250	2,239,110
Ford Motor Credit Co. LLC, 4.54%, 08/01/26		1,915	1,893,050
Frontier Communications Holdings LLC(b)
6.75%, 05/01/29		370	371,856
6.00%, 01/15/30		40	39,911
8.75%, 05/15/30		1,250	1,321,112
8.63%, 03/15/31		350	372,243
Frontier Florida LLC, Series E, 6.86%, 02/01/28		500	511,250
Gen Digital, Inc., 6.75%, 09/30/27(b)		1,394	1,414,978
General Motors Financial Co., Inc., 5.55%, 07/15/29		2,575	2,603,185
Gilead Sciences, Inc., 3.65%, 03/01/26		2,860	2,825,731
Goldman Sachs Group, Inc.
7.25%, 04/10/28	GBP	50	66,816
(1-day SOFR + 0.80%), 1.43%, 03/09/27(a)	USD	2,500	2,400,061
Goodyear Europe BV, 2.75%, 08/15/28(c)	EUR	163	159,557
GoTo Group, Inc., 5.50%, 05/01/28(b)	USD	145	58,587
HCA, Inc., 5.88%, 02/01/29		2,605	2,658,768
Healthpeak OP LLC, 5.25%, 12/15/32		3,000	2,977,531
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(b)
5.00%, 06/01/29		865	815,080
4.88%, 07/01/31		1,335	1,195,021
JPMorgan Chase & Co.(a)
(1-day SOFR + 1.32%), 4.08%, 04/26/26		3,765	3,755,210
(1-day SOFR + 1.62%), 5.34%, 01/23/35		547	543,527
(1-day SONIA GBP + 0.68%), 0.99%, 04/28/26(c)	GBP	100	123,446
KB Home, 4.80%, 11/15/29	USD	2,081	1,961,875
Kronos International, Inc., 9.50%, 03/15/29(c)	EUR	100	113,827
Landsea Homes Corp., 11.00%, 07/17/28(f)	USD	9,092	9,740,260
Lessen LLC, (3-mo. CME Term SOFR + 8.50%), 13.40%, 01/05/28(a)(b)(f)		1,929	1,798,636
Lions Gate Capital Holdings 1, Inc., 5.50%, 04/15/29(b)		1,171	1,045,118
Lowe’ s Cos., Inc., 3.00%, 10/15/50		1,740	1,081,764
Marriott Ownership Resorts, Inc.
4.75%, 01/15/28		1,294	1,243,567
4.50%, 06/15/29(b)		888	828,908
Mauser Packaging Solutions Holding Co., 7.88%, 04/15/27(b)		537	547,853
Medline Borrower LP, 3.88%, 04/01/29(b)		1,641	1,519,545
Morgan Stanley(a)
(1-day SOFR + 1.03%), 1.79%, 02/13/32		119	97,084
(1-day SOFR + 1.14%), 2.70%, 01/22/31		2,500	2,221,273
(1-day SOFR + 1.99%), 2.19%, 04/28/26		1,920	1,902,876
Security		Par (000)	Value
United States (continued)
Nationstar Mortgage Holdings, Inc., 5.50%, 08/15/28(b)	USD	1,115	$ 1,082,867
NCR Atleos Corp., 9.50%, 04/01/29(b)		295	319,575
Northern States Power Co., 2.90%, 03/01/50		1,225	783,694
NRG Energy, Inc., 3.38%, 02/15/29(b)		1,391	1,262,024
Olympus Water U.S. Holding Corp.(b)
7.13%, 10/01/27		505	512,054
9.75%, 11/15/28		1,591	1,688,077
Oncor Electric Delivery Co. LLC, 0.55%, 10/01/25		1,000	970,566
Oracle Corp.
2.95%, 05/15/25		1,900	1,886,723
3.60%, 04/01/50		2,135	1,495,801
Paramount Global, 7.88%, 07/30/30		545	589,931
Perrigo Finance Unlimited Co., 5.38%, 09/30/32	EUR	107	114,748
Pitney Bowes, Inc., 6.88%, 03/15/27(b)	USD	1,460	1,452,930
PNC Financial Services Group, Inc., (1-day SOFR Index + 1.09%), 4.76%, 01/26/27(a)		2,427	2,423,692
Prologis LP, 2.25%, 01/15/32		119	99,035
Public Service Electric and Gas Co., 4.65%, 03/15/33		2,650	2,564,325
Rand Parent LLC, 8.50%, 02/15/30(b)		225	226,234
Republic Services, Inc., 1.45%, 02/15/31		4,000	3,244,179
Resort Communities LoanCo. LP, 12.50%, 11/30/28(b)(f)		4,426	4,448,250
Reworld Holding Corp., 4.88%, 12/01/29(b)		2,623	2,425,801
RingCentral, Inc., 8.50%, 08/15/30(b)		1,115	1,179,688
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(b)		2,062	1,956,456
Ryder System, Inc., 3.35%, 09/01/25		1,300	1,287,244
Sabre GLBL, Inc.(b)
8.63%, 06/01/27		97	95,665
10.75%, 11/15/29		1,322	1,363,831
Seagate HDD Cayman, 8.25%, 12/15/29		423	450,703
Sonder Holdings, Inc.(a)(f)
(3-mo. CME Term SOFR + 9.00%), 14.36%, 12/10/27		812	767,181
(3-mo. CME Term SOFR at 1.00% Floor + 9.00%), 13.71%, 12/10/27		6,113	5,776,906
Steel Dynamics, Inc., 3.45%, 04/15/30		3,060	2,837,541
Stem, Inc., 0.50%, 12/01/28(b)(n)		275	74,250
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		1,643	1,648,926
T-Mobile U.S., Inc.
3.75%, 04/15/27		2,750	2,686,636
3.38%, 04/15/29		3,930	3,668,102
Travel & Leisure Co., 4.63%, 03/01/30(b)		440	408,319
United Wholesale Mortgage LLC, 5.75%, 06/15/27(b)		1,346	1,329,517
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)		630	671,757
Univision Communications, Inc.(b)
6.63%, 06/01/27		75	74,698
8.00%, 08/15/28		145	147,628
8.50%, 07/31/31		105	102,952
Verizon Communications, Inc.
1.13%, 11/03/28	GBP	100	109,715
3.88%, 02/08/29	USD	1,500	1,446,763
Wells Fargo & Co., (1-day SOFR + 1.32%), 3.91%, 04/25/26(a)		1,880	1,874,249
Welltower OP LLC, 4.00%, 06/01/25		2,825	2,814,522
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Westbay, 11.00%, 02/06/30(f)	USD	9,276	$ 9,322,380
Xylem, Inc./New York, 2.25%, 01/30/31		3,000	2,556,891
			157,536,756
Total Corporate Bonds — 11.9% (Cost: $209,351,553)			208,356,362
Fixed Rate Loan Interests
United States(f) — 0.2%
AMF MF Portfolio, Term Loan, 6.67%, 11/01/28		3,990	4,019,433
Clover Holdings SPV III LLC, 2024 USD Term Loan, 15.00%, 12/18/27		32	32,056
Total Fixed Rate Loan Interests — 0.2% (Cost: $3,979,798)			4,051,489
Floating Rate Loan Interests(a)
Belgium — 0.0%
Finco Utilitas BV, EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 3.75%), 6.91%, 09/26/30	EUR	520	541,411
Finland — 0.1%
Mehilainen Yhtiot Oy
2024 EUR 1st Lien Term Loan B5A, (1-mo. EURIBOR at 0.00% Floor + 4.00%), 6.86%, 08/05/31		561	583,989
2024 EUR New Money Term Loan B5B, (1-mo. EURIBOR at 0.00% Floor + 4.00%), 6.86%, 08/05/31		1,072	1,113,458
			1,697,447
France(o) — 0.2%
Hestiafloor 2 SASU, 2024 EUR Term Loan B, 08/27/30		588	611,322
HomeVi SASU, 2024 EUR Term Loan B, 10/31/29		1,000	1,001,028
Obol France 2.5 SAS, 2024 EUR Term Loan B, 12/31/28		1,000	995,545
Parts Europe SA, 1st Lien EUR Term Loan B, 02/03/31		1,000	1,039,019
Ramsay Generale de Sante SA, 2024 EUR Term Loan B4, 08/13/31		900	936,451
			4,583,365
Germany — 0.4%
Aenova Holding GmbH, 2024 EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 3.75%), 7.14%, 08/22/31		1,132	1,178,278
Apleona Holding GmbH, 2024 EUR Term Loan B3, (3-mo. EURIBOR at 0.00% Floor + 3.75%), 6.81%, 04/28/28		1,200	1,247,464
IFCO Management GmbH, 2024 EUR 1st Lien Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.50%), 6.70%, 11/29/29		1,000	1,039,196
Nidda Healthcare Holding GmbH, 2024 EUR Term Loan B2, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 7.01%, 02/21/30		1,440	1,496,586
Security		Par (000)	Value
Germany (continued)
Speedster Bidco GmbH, 2024 EUR Term Loan B, 10/17/31(o)	EUR	660	$ 685,541
TK Elevator Midco GmbH, EUR Term Loan B, 04/30/30(o)		1,000	1,042,541
			6,689,606
Ireland — 0.1%
Promontoria Beech Designated Activity Co., 1st Lien Term Loan, (1-mo. EURIBOR at 0.00% Floor + 3.75%), 6.60%, 05/17/27(f)		1,772	1,833,289
Luxembourg — 0.3%
Atlas Luxco 4 SARL, 2021 EUR Term Loan, (1-mo. EURIBOR at 0.00% Floor + 3.75%), 6.61%, 05/12/28		995	1,025,660
INEOS Finance PLC, 2024 EUR 1st Lien Term Loan B, 06/23/31(o)		1,000	1,035,850
Speed Midco 3 SARL, 2024 EUR Term Loan B2, (6- mo. EURIBOR at 0.00% Floor + 4.95%), 8.11%, 05/16/29(f)		2,488	2,574,085
			4,635,595
Netherlands — 0.4%
Flora Food Management BV, 2024 GBP Term Loan B11, (1-day SONIA at 0.00% Floor + 5.79%), 10.99%, 01/03/28	GBP	1,358	1,692,004
Median BV, 2021 EUR Term Loan B1, (3-mo. EURIBOR at 0.00% Floor + 4.93%), 7.61%, 10/14/27	EUR	982	1,010,873
Peer Holding III B.V., 2024 EUR Term Loan B6, (3- mo. EURIBOR at 0.00% Floor + 3.25%), 5.93%, 07/01/31		1,400	1,456,280
Pegasus BidCo BV, 2024 EUR Term Loan B2, (3-mo. EURIBOR at 0.00% Floor + 3.50%), 6.52%, 07/12/29		1,333	1,386,119
Stage Entertainment B.V., 2024 EUR Term Loan B, 06/02/29(o)		1,000	1,036,285
			6,581,561
New Zealand — 0.1%
FNZ NZ Finco Ltd., 2024 GBP Term Loan B, (1-day SONIA at 0.00% Floor + 6.00%), 10.70%, 11/05/31(f)	GBP	1,000	1,195,564
Norway — 0.0%
Sector Alarm Holding AS, 2024 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.25%), 7.16%, 06/14/29	EUR	407	423,877
Spain — 0.2%
Aernnova Aerospace SAU, 2024 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 7.25%, 02/27/30		1,303	1,330,502
Cervantes Bidco SL, 2024 EUR 1st Lien Term Loan B, 06/13/31(o)		741	771,066
PAX Holdco Spain SL, 2024 EUR Term Loan B3, 12/31/29(o)		1,000	1,036,388
			3,137,956
Sweden — 0.1%
Eleda Management AB
EUR Delayed Draw Term Loan, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 6.72%, 04/03/31		33	33,997

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Sweden (continued)
Eleda Management AB (continued)
EUR Term Loan, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 6.72%, 04/03/31	EUR	833	$ 866,911
Quimper AB, 2024 EUR Term Loan B, 03/15/30(o)		1,009	1,047,323
			1,948,231
United Kingdom — 0.3%
Belron UK Finance PLC, 2024 EUR Incremental Term Loan B, 10/16/31(o)		1,325	1,376,808
CD&R Firefly Bidco PLC, 2024 GBP 1st Lien Term Loan B6, 04/29/29(o)	GBP	1,000	1,248,770
Froneri Lux FinCo SARL, 2024 EUR Term Loan B3, (3-mo. EURIBOR at 0.00% Floor + 2.50%), 5.56%, 09/29/31	EUR	1,000	1,034,078
Masorange Finco PLC, 2024 EUR Term Loan B3, (6-mo. EURIBOR at 0.00% Floor + 3.50%), 6.15%, 03/25/31		1,000	1,039,309
			4,698,965
United States — 1.5%
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (12-mo. CME Term SOFR at 0.50% Floor + 5.60%), 9.75%, 02/01/30	USD	3,107	2,994,812
American Auto Auction Group LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.50%), 9.01%, 12/30/27		422	423,701
Boxer Parent Co., Inc., 2024 EUR Term Loan B, (3- mo. EURIBOR at 0.00% Floor + 4.00%), 7.06%, 07/30/31	EUR	1,496	1,556,773
Coreweave Compute Acquisition Co. II, LLC, Delayed Draw 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 9.62%), 13.69%, 07/31/28(f)	USD	6,352	6,359,882
Coreweave Compute Acquisition Co. III, LLC, Delayed Draw 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 6.00%), 10.53%, 05/16/29(f)		292	290,140
EIS Group, Ltd.(f)
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 11.36%, 07/10/28		3,406	3,265,970
Revolver 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 11.36%, 07/10/28		341	326,597
Galaxy Universal LLC, 1st Lien Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 6.50%), 10.94%, 11/12/26(f)		6,099	6,076,825
GoTo Group, Inc., 2024 Second Out Term Loan, (1- mo. CME Term SOFR + 4.90%), 9.30%, 04/28/28		15	6,776
Hydrofarm Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.76%), 10.35%, 10/25/28(f)		1,084	867,319
Indy U.S. Holdco LLC, 2024 EUR Term Loan B, (1- mo. EURIBOR at 0.00% Floor + 4.75%), 7.61%, 03/06/28	EUR	998	1,036,649
Montage Hotels & Resorts LLC(f)(l)
Revolver 1st Lien Term Loan, (3-mo. CME Term SOFR + 6.00%, 10.33% Cash or 10.33% PIK), 10.33%, 02/16/29	USD	69	68,356
Term Loan, (3-mo. CME Term SOFR + 6.00%, 10.33% Cash or 10.33% PIK), 10.33%, 02/16/29		1,241	1,230,414
Security		Par (000)	Value
United States (continued)
Redstone Holdco 2 LP, 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.01%), 9.60%, 04/27/28	USD	1,241	$ 732,595
Verifone Systems, Inc., 2018 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.26%), 8.78%, 08/20/25		662	618,128
Veritas U.S., Inc., 2024 Priority Term Loan, (Prime at 1.00% Floor + 11.50%), 19.25%, 12/09/29(f)		74	74,041
			25,928,978
Total Floating Rate Loan Interests — 3.7% (Cost: $66,029,282)			63,895,845

	Shares
Investment Companies
United States — 1.5%
iShares Biotechnology ETF(p)(q)	7,000	925,472
iShares iBoxx $ High Yield Corporate Bond ETF(p)(q)	28,944	2,276,445
iShares JP Morgan USD Emerging Markets Bond ETF(p)(q)	66,207	5,895,071
iShares Russell Mid-Cap Growth ETF(p)	1,958	248,176
SPDR Gold Shares(e)(h)(r)	46,321	11,215,704
SPDR S&P Biotech ETF(q)	40,000	3,602,400
SPDR S&P Homebuilders ETF	4,200	438,900
SPDR S&P Regional Banking ETF	5,704	344,236
VanEck J. P. Morgan EM Local Currency Bond ETF	84,550	1,953,951
Total Investment Companies — 1.5% (Cost: $26,943,466)		26,900,355

		Par (000)
Municipal Bonds
Arizona — 0.0%
Maricopa County Industrial Development Authority, RB, 7.38%, 10/01/29(b)	USD	325	330,819
Puerto Rico — 0.2%
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)(e)(m)		4,218	2,267,162
Total Municipal Bonds — 0.2% (Cost: $2,259,739)			2,597,981
Non-Agency Mortgage-Backed Securities
Bermuda — 0.1%
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1 mo. Term SOFR + 2.25%), 6.65%, 01/19/37(a)(b)		2,315	2,317,574
United States(a)(b) — 1.7%
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class B1, 4.38%, 09/25/51		2,047	1,657,122
CHNGE Mortgage Trust
Series 2022-1, Class M1, 3.99%, 01/25/67		2,000	1,682,550
Series 2022-2, Class M1, 4.61%, 03/25/67		5,000	4,195,867
FREMF Trust, Series 2018-W5FX, Class CFX, 3.66%, 04/25/28		1,923	1,720,288
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Grace Trust, Series 2020-GRCE, Class D, 2.68%, 12/10/40	USD	2,000	$ 1,614,101
GS Mortgage Securities Corp. Trust
Series 2021-DM, Class E, (1 mo. Term SOFR + 3.05%), 7.45%, 11/15/36		1,440	1,442,271
Series 2021-DM, Class F, (1 mo. Term SOFR + 3.55%), 7.95%, 11/15/36		2,150	2,131,084
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41		2,000	1,557,017
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC, Class E, (1 mo. Term SOFR + 2.81%), 7.21%, 04/15/38		2,114	2,116,643
Series 2021-NYAH, Class E, (1 mo. Term SOFR + 2.20%), 6.60%, 06/15/38		2,000	1,699,521
Series 2022-NLP, Class F, (1 mo. Term SOFR + 3.54%), 7.94%, 04/15/37		1,730	1,492,306
Series 2022-OPO, Class D, 3.45%, 01/05/39		860	690,333
MFRA Trust, Series 2022-CHM1, Class M1, 4.57%, 09/25/56		4,000	3,450,589
MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, (1 mo. Term SOFR + 2.72%), 7.11%, 04/15/38		810	810,907
SUMIT Mortgage Trust, Series 2022-BVUE, Class D, 2.89%, 02/12/41		650	474,162
Velocity Commercial Capital Loan Trust, Series 2021-4, Class M4, 4.48%, 12/26/51		2,396	1,850,023
			28,584,784
Total Non-Agency Mortgage-Backed Securities — 1.8% (Cost: $34,846,503)			30,902,358
Preferred Securities
Capital Trusts — 0.3%(a)
France(k) — 0.1%
Electricite de France SA(c)
3.38%	EUR	200	193,153
5.13%		200	211,388
5.63%		200	214,191
7.38%	GBP	200	254,476
Societe Generale SA, 8.13%(b)	USD	289	283,304
			1,156,512
Germany(c) — 0.1%
Bayer AG
7.00%, 09/25/83	EUR	500	546,903
5.38%, 03/25/82		100	101,286
Series NC5, 6.63%, 09/25/83		100	107,297
Commerzbank AG, 6.50%(k)		400	428,759
			1,184,245
Italy — 0.0%
BPER Banca SpA, 6.50%(c)(k)		200	211,914
Netherlands(k) — 0.0%
ING Groep NV
3.88%	USD	200	181,665
7.25%(c)		300	300,824
			482,489
Security		Par (000)	Value
Spain — 0.0%
CaixaBank SA, 5.88%(c)(k)	EUR	200	$ 212,867
Switzerland — 0.0%
UBS Group AG, 6.85%(b)(k)	USD	500	494,538
United Kingdom(c) — 0.0%
Centrica PLC, 6.50%, 05/21/55	GBP	125	158,647
HSBC Holdings PLC, 4.75%(k)	EUR	308	315,054
Nationwide Building Society, 7.50%(k)	GBP	200	251,037
			724,738
United States — 0.1%
Paramount Global, 6.38%, 03/30/62	USD	760	734,603
			5,201,906

	Shares
Preferred Stocks — 2.2%(e)(f)
Finland — 0.1%
Aiven, Series D	35,053	2,245,846
Israel — 0.2%
Deep Instinct Ltd., Series D-4, (Acquired 09/20/22, Cost: $3,691,502)(g)	523,592	2,602,252
United States — 1.9%
Bright Machines, Inc.
Series C	472,895	1,640,946
Series C-1	985,055	2,344,431
Cap Hill Brands	1,088,268	206,771
Clarify Health	318,926	1,827,446
CW Opportunity 2 LP	1,594,000	2,024,380
Davidson Homes, Inc., 12.00%(k)	7,588	6,917,372
FLYR, Inc., Series D-2	392,187	2,796,293
Insight M, Inc., Series D	2,854,422	754,995
Lessen Holdings, Inc., Series C	480,897	1,880,307
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $1,239,070)(g)	53,954	858,408
RapidSOS, Inc., Series C-1	1,707,127	1,724,198
Source Global PBC(g)
Series D, (Acquired 07/05/22, Cost: $249,208)	6,084	55,060
Series D-2, (Acquired 05/16/24, Cost: $0)	4,323	12,191
Series D-3, (Acquired 05/15/24, Cost: $229,929)	6,315	50,773
Verge Genomics, Inc.(g)
Series B, (Acquired 11/05/21, Cost: $1,437,421)	269,847	1,748,609
Series C, (Acquired 09/06/23, Cost: $345,314)	48,019	346,217
Veritas Kapital Assurance PLC, Series G	1,642	32,831
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $4,623,422), 12.00%(g)	1,584,337	8,412,829
		33,634,057
		38,482,155
Total Preferred Securities — 2.5% (Cost: $49,076,811)		43,684,061

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 6.9%
Uniform Mortgage-Backed Securities(s)
3.50%, 01/14/55	USD	18,006	$ 15,924,809
4.50%, 01/15/55		76,345	71,800,360
5.50%, 01/15/55		32,500	32,069,327
Total U.S. Government Sponsored Agency Securities — 6.9% (Cost: $122,383,729)			119,794,496
U.S. Treasury Obligations
U.S. Treasury Notes, 4.63%, 09/30/28(t)(u)		6,777	6,840,368
Total U.S. Treasury Obligations — 0.4% (Cost: $6,711,877)			6,840,368

	Shares
Warrants
France — 0.0%
Atos SE(e)(f)(k)	4,739,279	49
Israel — 0.0%
Deep Instinct Ltd., Series C, (Acquired 09/20/22, Cost: $0), (Issued/Exercisable 09/20/22, 1 Share for 1 Warrant, Expires 09/20/32) )(e)(f)(g)	36,915	3,323
United States(e) — 0.1%
Davidson Homes, Inc., (Issued/ Exercisable 05/16/24, 1 Share for 1 Warrant, Expires 05/16/34, Strike Price USD 8.47)(f)	50,374	411,556
FLYR, Inc. Warrants, (Issued/Exercisable 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(f)	5,576	27,322
Insight M, Inc., (Issued/Exercisable 01/31/24, 1 Share for 1 Warrant, Strike Price USD 0.34)(f)	2,957,679	214,432
RapidSOS, Inc., (Issued/Exercisable 12/13/23, 1 Share for 1 Warrant, Expires 12/13/33, Strike Price USD 0.01)(f)	946,544	946,544
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(f)(g)	195,273	872,870
Volato Group, Inc., (Acquired 12/03/23, Cost: $41,409), (Issued 12/04/23, Expires 12/03/28, Strike Price USD 11.50)(g)	41,409	621
		2,473,345
Total Warrants — 0.1% (Cost: $41,411)		2,476,717
Total Long-Term Investments — 94.0% (Cost: $1,405,656,645)		1,639,891,276
Security	Shares	Value
Short-Term Securities
Money Market Funds — 12.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.63%(p)(v)(w)	3,958,155	$ 3,960,134
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36%(p)(v)	207,553,773	207,553,773
Total Short-Term Securities — 12.1% (Cost: $211,513,517)		211,513,907
Options Purchased — 0.2% (Cost: $6,135,323)		3,458,448
Total Investments Before Options Written — 106.3% (Cost: $1,623,305,485)		1,854,863,631
Options Written — (0.2)% (Premiums Received: $(2,699,037))		(2,833,459)
Total Investments, Net of Options Written — 106.1% (Cost: $1,620,606,448)		1,852,030,172
Liabilities in Excess of Other Assets — (6.1)%		(107,134,154)
Net Assets — 100.0%		$ 1,744,896,018

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	When-issued security.
(e)	Non-income producing security.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $18,554,901, representing 1.1% of its net assets as of period end, and an original cost of $17,079,564.

(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(j)	Zero-coupon bond.
(k)	Perpetual security with no stated maturity date.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Convertible security.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Affiliate of the Trust.
(q)	All or a portion of this security is on loan.
(r)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(s)	Represents or includes a TBA transaction.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(u)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(v)	Annualized 7-day yield as of period end.
(w)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 3,959,657 (a)	$ —	$ 87	$ 390	$ 3,960,134	3,958,155	$ —	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	378,536,662	—	(170,982,889)(a)	—	—	207,553,773	207,553,773	16,882,060	—
iShares Biotechnology ETF	—	1,001,592	—	—	(76,120)	925,472	7,000	1,840	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	19,697,451	(17,350,190)	(58,226)	(12,590)	2,276,445	28,944	106,714	—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	3,968,600	—	(4,045,951)	141,546	(64,195)	—	—	114,241	—
iShares JP Morgan USD Emerging Markets Bond ETF	5,896,395	—	—	—	(1,324)	5,895,071	66,207	321,847	—
iShares Russell 2000 ETF(b)	20,071	—	(22,150)	4,650	(2,571)	—	—	184	—
iShares Russell Mid-Cap Growth ETF	409,065	—	(207,288)	20,588	25,811	248,176	1,958	1,432	—
SL Liquidity Series, LLC, Money Market Series(b)	3,509,133	—	(3,507,579)(a)	(1,589)	35	—	—	35,777 (c)	—
				$ 107,056	$ (130,564)	$ 220,859,071		$ 17,464,095	$ —

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NSE IFSC Nifty 50 Index	93	01/30/25	$ 4,412	$ (38,086)
Euro BOBL	297	03/06/25	36,259	(475,613)
Euro-Schatz	57	03/06/25	6,317	(27,207)
Nikkei 225 Index	18	03/13/25	4,509	25,843
10-Year Australian Treasury Bonds	68	03/17/25	4,751	(65,757)
U.S. Long Bond	31	03/20/25	3,529	(83,851)
Euro Stoxx 50 Index	109	03/21/25	5,513	(109,371)
Euro Stoxx Banks Index	93	03/21/25	702	(9,548)
MSCI Emerging Markets Index	3	03/21/25	161	(6,109)
NASDAQ 100 E-Mini Index	240	03/21/25	101,887	(4,147,172)
S&P 500 E-Mini Index	125	03/21/25	37,098	(1,087,513)
Long Gilt	23	03/27/25	2,661	(76,641)
2-Year U.S. Treasury Note	299	03/31/25	61,477	(43,585)
5-Year U.S. Treasury Note	1,931	03/31/25	205,274	(1,075,646)
				(7,220,256)
Short Contracts
Euro Bund	37	03/06/25	5,114	137,945
Euro OAT	23	03/06/25	2,940	60,019
10-Year Japanese Government Treasury Bonds	16	03/13/25	14,429	38,607
10-Year U.S. Treasury Note	473	03/20/25	51,439	628,821
10-Year U.S. Ultra Long Treasury Note	237	03/20/25	26,381	350,719

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts (continued)
Ultra U.S. Treasury Bond	161	03/20/25	$ 19,144	$ 660,122
E-mini Russell 2000 Index	17	03/21/25	1,912	108,373
				1,984,606
				$ (5,235,650)
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,678,677	AUD	7,339,366	Deutsche Bank AG	03/19/25	$ 135,470
USD	32,646	CAD	46,019	Citibank N.A.	03/19/25	541
USD	1,127,212	CHF	985,967	Barclays Bank PLC	03/19/25	32,002
USD	1,103,386	DKK	7,737,573	Deutsche Bank AG	03/19/25	24,106
USD	7,264,107	DKK	51,315,909	Deutsche Bank AG	03/19/25	106,276
USD	739,075	DKK	5,181,927	JPMorgan Chase Bank N.A.	03/19/25	16,271
USD	73,584,615	EUR	69,800,308	Barclays Bank PLC	03/19/25	1,041,396
USD	115,210,707	EUR	109,285,654	Barclays Bank PLC	03/19/25	1,630,503
USD	537,879	EUR	515,111	Deutsche Bank AG	03/19/25	2,526
USD	548,550	EUR	520,791	Deutsche Bank AG	03/19/25	7,293
USD	1,668,010	EUR	1,578,161	Deutsche Bank AG	03/19/25	27,832
USD	253,977	EUR	243,211	The Bank of New York Mellon	03/19/25	1,209
USD	2,677,308	GBP	2,100,000	Deutsche Bank AG	03/19/25	49,821
USD	487,612	GBP	382,014	The Bank of New York Mellon	03/19/25	9,642
USD	48,929,414	GBP	38,377,278	The Bank of New York Mellon	03/19/25	912,355
USD	221,498	GBP	176,312	UBS AG	03/19/25	900
USD	231,096	GBP	180,970	UBS AG	03/19/25	4,669
USD	451,152	GBP	355,476	UBS AG	03/19/25	6,386
USD	1,014,404	GBP	795,188	UBS AG	03/19/25	19,477
USD	1,237,265	GBP	975,218	UBS AG	03/19/25	17,087
USD	18,680,896	JPY	2,813,823,832	The Bank of New York Mellon	03/19/25	647,862
USD	9,895,555	KRW	14,092,161,000	Bank of America N.A.	03/19/25	330,199
USD	1,716,045	SEK	18,723,925	Deutsche Bank AG	03/19/25	16,723
						5,040,546
BRL	38,277,353	USD	6,272,313	JPMorgan Chase Bank N.A.	03/19/25	(156,793)
CHF	1,352,973	USD	1,546,612	UBS AG	03/19/25	(43,732)
EUR	408,967	USD	427,084	Barclays Bank PLC	03/19/25	(2,046)
EUR	1,220,695	USD	1,287,092	Standard Chartered Bank	03/19/25	(18,427)
EUR	2,880,734	USD	3,037,554	The Bank of New York Mellon	03/19/25	(43,617)
GBP	2,264,139	USD	2,886,746	Standard Chartered Bank	03/19/25	(53,890)
IDR	27,983,053,770	USD	1,746,419	Bank of America N.A.	03/19/25	(28,519)
INR	148,563,276	USD	1,739,230	Goldman Sachs International	03/19/25	(16,738)
JPY	842,725,742	USD	5,594,473	Societe Generale	03/19/25	(193,672)
JPY	28,615,904	USD	188,729	UBS AG	03/19/25	(5,338)
MXN	25,986,266	USD	1,272,402	JPMorgan Chase Bank N.A.	03/19/25	(41,687)
MXN	110,084,154	USD	5,391,191	JPMorgan Chase Bank N.A.	03/19/25	(177,579)
USD	15,769,722	HKD	122,486,128	Bank of America N.A.	03/19/25	(16,524)
ZAR	33,712,048	USD	1,887,694	BNP Paribas SA	03/19/25	(113,553)
						(912,115)
						$ 4,128,431
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	58	01/03/25	USD	612.00	USD	3,399	$ 87
Alphabet, Inc., Class C	545	01/17/25	USD	200.00	USD	10,379	63,220
Amazon.com, Inc.	435	01/17/25	USD	230.00	USD	9,543	62,640
Bank of America Corp.	102	01/17/25	USD	49.00	USD	448	765
Capital One Financial Corp.	54	01/17/25	USD	170.00	USD	963	57,510
Carrier Global Corp.	54	01/17/25	USD	77.50	USD	369	540
Costco Wholesale Corp.	16	01/17/25	USD	1,020.00	USD	1,466	672
Dell Technologies, Inc., Class C	104	01/17/25	USD	145.00	USD	1,198	312
Fifth Third Bancorp	121	01/17/25	USD	45.00	USD	512	908
Home Depot, Inc.	35	01/17/25	USD	445.00	USD	1,361	2,083
Lowe’s Cos., Inc.	45	01/17/25	USD	300.00	USD	1,111	225
Mastercard, Inc., Class A	41	01/17/25	USD	540.00	USD	2,159	10,803
Meta Platforms, Inc., Class A	137	01/17/25	USD	620.00	USD	8,021	56,170
Meta Platforms, Inc., Class A	136	01/17/25	USD	630.00	USD	7,963	35,632
NVIDIA Corp.	54	01/17/25	USD	160.00	USD	725	1,134
NVIDIA Corp.	216	01/17/25	USD	155.00	USD	2,901	8,424
NVIDIA Corp.	162	01/17/25	USD	145.00	USD	2,175	24,867
Oracle Corp.	163	01/17/25	USD	210.00	USD	2,716	734
Paramount Global, Class B	81	01/17/25	USD	15.00	USD	85	122
Paramount Global, Class B	137	01/17/25	USD	14.00	USD	143	206
Sabre Corp.	142	01/17/25	USD	5.00	USD	52	213
SPDR S&P 500 ETF Trust	146	01/17/25	USD	605.00	USD	8,557	12,848
Uber Technologies, Inc.	122	01/17/25	USD	77.50	USD	736	488
United Airlines Holdings, Inc.	202	01/17/25	USD	100.00	USD	1,961	67,165
Western Digital Corp.	70	01/17/25	USD	85.00	USD	417	280
SPDR Gold Shares(a)	382	01/31/25	USD	248.00	USD	9,249	94,927
Adobe, Inc.	16	02/21/25	USD	475.00	USD	711	11,240
Apple, Inc.	451	02/21/25	USD	250.00	USD	11,294	429,577
Microsoft Corp.	40	02/21/25	USD	470.00	USD	1,686	9,540
Netflix, Inc.	32	02/21/25	USD	900.00	USD	2,852	166,400
Netflix, Inc.	19	02/21/25	USD	980.00	USD	1,694	44,982
NVIDIA Corp.	757	02/21/25	USD	160.00	USD	10,166	146,479
Salesforce, Inc.	130	02/21/25	USD	390.00	USD	4,346	16,315
SPDR Gold Shares(a)	543	02/21/25	USD	255.00	USD	13,148	87,423
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	135	02/21/25	USD	190.00	USD	2,666	227,475
Uber Technologies, Inc.	240	02/21/25	USD	67.50	USD	1,448	40,080
Walmart, Inc.	422	02/21/25	USD	100.00	USD	3,813	31,017
Walt Disney Co.	72	02/21/25	USD	120.00	USD	802	13,680
Sabre Corp.	136	04/17/25	USD	7.00	USD	50	748
							1,727,931
Put
Broadcom, Inc.	136	01/17/25	USD	172.00	USD	3,153	2,040
HubSpot, Inc.	87	01/17/25	USD	720.00	USD	6,062	300,585
SPDR S&P 500 ETF Trust	526	01/17/25	USD	575.00	USD	30,828	162,271
SPDR S&P 500 ETF Trust	351	01/17/25	USD	598.00	USD	20,571	455,071
SPDR S&P 500 ETF Trust	56	01/31/25	USD	580.00	USD	3,282	36,512
Datadog, Inc., Class A	229	02/21/25	USD	155.00	USD	3,272	377,277
ServiceNow, Inc.	143	02/21/25	USD	940.00	USD	15,160	205,205
SPDR S&P 500 ETF Trust	39	02/21/25	USD	580.00	USD	2,286	33,852
							1,572,813
							$ 3,300,744

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Nifty 50 Monthly Index	Morgan Stanley & Co. International PLC	230	03/27/25	USD	26,000.00	USD	5,438	$ 19,473
Put
S&P 500 Index	Barclays Bank PLC	383	03/21/25	USD	5,750.00	USD	2,253	36,190
S&P 500 Index	Goldman Sachs International	383	03/21/25	USD	5,700.00	USD	2,253	32,057
S&P 500 Index	UBS AG	383	03/21/25	USD	5,780.00	USD	2,253	39,306
								107,553
								$ 127,026
OTC Interest Rate Swaptions Purchased
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap, 01/25/35	1-day SOFR, 4.49%	Annual	3.00%	Annual	Goldman Sachs International	01/23/25	3.00%	USD	12,685	$ 14
30-Year Interest Rate Swap, 04/24/55	1-day SOFR, 4.49%	Annual	3.30%	Annual	Citibank N.A.	04/22/25	3.30	USD	2,333	11,559
30-Year Interest Rate Swap, 04/25/55	1-day SOFR, 4.49%	Annual	3.30%	Annual	Goldman Sachs International	04/23/25	3.30	USD	1,874	9,414
30-Year Interest Rate Swap, 04/27/55	1-day SOFR, 4.49%	Annual	3.30%	Annual	Deutsche Bank AG	04/25/25	3.30	USD	1,865	9,691
										$ 30,678
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Broadcom, Inc.	136	01/17/25	USD	210.00	USD	3,153	$ (319,940)
Costco Wholesale Corp.	16	01/17/25	USD	1,100.00	USD	1,466	(104)
Home Depot, Inc.	35	01/17/25	USD	470.00	USD	1,361	(70)
JPMorgan Chase & Co.	193	01/17/25	USD	250.00	USD	4,626	(32,424)
Meta Platforms, Inc., Class A	136	01/17/25	USD	680.00	USD	7,963	(4,420)
NVIDIA Corp.	54	01/17/25	USD	185.00	USD	725	(108)
ServiceNow, Inc.	143	01/17/25	USD	1,120.00	USD	15,160	(86,515)
SPDR S&P 500 ETF Trust	146	01/17/25	USD	625.00	USD	8,557	(657)
United Airlines Holdings, Inc.	202	01/17/25	USD	115.00	USD	1,961	(7,676)
Western Digital Corp.	70	01/17/25	USD	95.00	USD	417	(1,190)
Alphabet, Inc., Class C	130	02/21/25	USD	200.00	USD	2,476	(70,525)
Amazon.com, Inc.	324	02/21/25	USD	250.00	USD	7,108	(70,146)
Apple, Inc.	451	02/21/25	USD	265.00	USD	11,294	(145,447)
Meta Platforms, Inc., Class A	68	02/21/25	USD	720.00	USD	3,981	(29,070)
Netflix, Inc.	32	02/21/25	USD	1,020.00	USD	2,852	(50,240)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	135	02/21/25	USD	210.00	USD	2,666	(100,575)
Uber Technologies, Inc.	152	02/21/25	USD	80.00	USD	917	(5,320)
Walmart, Inc.	422	02/21/25	USD	110.00	USD	3,813	(6,541)
							(930,968)
Put
Broadcom, Inc.	136	01/17/25	USD	150.00	USD	3,153	(476)
Carrier Global Corp.	54	01/17/25	USD	65.00	USD	369	(2,160)
Costco Wholesale Corp.	8	01/17/25	USD	910.00	USD	733	(9,400)
Dell Technologies, Inc., Class C	26	01/17/25	USD	110.00	USD	300	(3,848)
HubSpot, Inc.	87	01/17/25	USD	660.00	USD	6,062	(61,335)
Lowe’s Cos., Inc.	45	01/17/25	USD	240.00	USD	1,111	(8,055)
NVIDIA Corp.	757	01/17/25	USD	125.00	USD	10,166	(135,125)
SPDR Gold Shares(a)	191	01/31/25	USD	232.00	USD	4,625	(12,320)
Adobe, Inc.	16	02/21/25	USD	425.00	USD	711	(12,880)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Alphabet, Inc., Class C	32	02/21/25	USD	175.00	USD	609	$ (9,920)
Datadog, Inc., Class A	229	02/21/25	USD	135.00	USD	3,272	(125,378)
Microsoft Corp.	40	02/21/25	USD	400.00	USD	1,686	(28,600)
Netflix, Inc.	19	02/21/25	USD	830.00	USD	1,694	(47,215)
Salesforce, Inc.	130	02/21/25	USD	320.00	USD	4,346	(89,375)
ServiceNow, Inc.	143	02/21/25	USD	800.00	USD	15,160	(59,345)
SPDR Gold Shares(a)	543	02/21/25	USD	238.00	USD	13,148	(144,166)
Uber Technologies, Inc.	88	02/21/25	USD	65.00	USD	531	(57,640)
Uber Technologies, Inc.	240	02/21/25	USD	52.50	USD	1,448	(26,040)
Walt Disney Co.	72	02/21/25	USD	100.00	USD	802	(7,308)
							(840,586)
							$ (1,771,554)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Nifty 50 Monthly Index	Morgan Stanley & Co. International PLC	230	03/27/25	INR	22,000.00	INR	5,438	$ (24,575)
OTC Interest Rate Swaptions Written
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
5-Year Interest Rate Swap, 01/26/30	3.15%	Annual	1-day SOFR, 4.49%	Annual	Goldman Sachs International	01/24/25	3.15%	USD	7,519	$ (72)
1-Year Interest Rate Swap, 02/12/26	3.15%	Annual	1-day SOFR, 4.49%	Annual	Goldman Sachs International	02/10/25	3.15	USD	33,827	(299)
5-Year Interest Rate Swap, 02/16/30	3.23%	Annual	1-day SOFR, 4.49%	Annual	Goldman Sachs International	02/14/25	3.23	USD	7,173	(1,319)
5-Year Interest Rate Swap, 02/22/30	2.70%	Annual	1-day SOFR, 4.49%	Annual	Deutsche Bank AG	02/20/25	2.70	USD	49,118	(1,372)
30-Year Interest Rate Swap, 04/24/55	2.70%	Annual	1-day SOFR, 4.49%	Annual	Citibank N.A.	04/22/25	2.70	USD	2,333	(1,471)
30-Year Interest Rate Swap, 04/25/55	2.70%	Annual	1-day SOFR, 4.49%	Annual	Goldman Sachs International	04/23/25	2.70	USD	1,874	(1,211)
30-Year Interest Rate Swap, 04/27/55	2.70%	Annual	1-day SOFR, 4.49%	Annual	Deutsche Bank AG	04/25/25	2.70	USD	1,865	(1,273)
										(7,017)
Put
10-Year Interest Rate Swap, 01/04/35	1-day SOFR, 4.49%	Annual	3.70%	Annual	Goldman Sachs International	01/02/25	3.70	USD	5,610	(177,492)
2-Year Interest Rate Swap, 01/12/27	1-day SOFR, 4.49%	Annual	4.07%	Annual	Goldman Sachs International	01/10/25	4.07	USD	18,545	(27,033)
5-Year Interest Rate Swap, 01/16/30	1-day SONIA, 4.70%	Annual	4.00%	Annual	JPMorgan Chase Bank N.A.	01/16/25	4.00	GBP	6,913	(29,862)
2-Year Interest Rate Swap, 01/19/27	1-day SOFR, 4.49%	Annual	4.30%	Annual	Deutsche Bank AG	01/17/25	4.30	USD	12,657	(3,904)
5-Year Interest Rate Swap, 01/23/30	1-day SOFR, 4.49%	Annual	4.00%	Annual	Deutsche Bank AG	01/21/25	4.00	USD	6,913	(40,243)
5-Year Interest Rate Swap, 02/16/30	1-day SOFR, 4.49%	Annual	3.23%	Annual	Goldman Sachs International	02/14/25	3.23	USD	7,173	(265,286)
5-Year Interest Rate Swap, 02/22/30	1-day SOFR, 4.49%	Annual	3.90%	Annual	Deutsche Bank AG	02/20/25	3.90	USD	12,280	(133,208)

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Interest Rate Swaptions Written (continued)
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put (continued)
10-Year Interest Rate Swap, 03/26/35	1-day SOFR, 4.49%	Annual	3.75%	Annual	Deutsche Bank AG	03/24/25	3.75%	USD	1,400	$ (45,476)
10-Year Interest Rate Swap, 03/27/35	1-day SOFR, 4.49%	Annual	3.75%	Annual	JPMorgan Chase Bank N.A.	03/25/25	3.75	USD	5,561	(181,015)
30-Year Interest Rate Swap, 04/24/55	1-day SOFR, 4.49%	Annual	4.15%	Annual	Citibank N.A.	04/22/25	4.15	USD	812	(16,551)
5-Year Interest Rate Swap, 04/22/30	1-day SONIA, 4.70%	Annual	4.10%	Annual	JPMorgan Chase Bank N.A.	04/22/25	4.10	GBP	5,744	(49,019)
30-Year Interest Rate Swap, 04/25/55	1-day SOFR, 4.49%	Annual	4.15%	Annual	Goldman Sachs International	04/23/25	4.15	USD	468	(9,613)
30-Year Interest Rate Swap, 04/27/55	1-day SOFR, 4.49%	Annual	4.15%	Annual	Deutsche Bank AG	04/25/25	4.15	USD	466	(9,662)
2-Year Interest Rate Swap, 06/15/27	1-day SOFR, 4.49%	Annual	4.60%	Annual	Morgan Stanley & Co. International PLC	06/13/25	4.60	USD	12,479	(19,692)
2-Year Interest Rate Swap, 06/22/27	1-day SOFR, 4.49%	Annual	4.60%	Annual	Citibank N.A.	06/20/25	4.60	USD	13,345	(22,257)
										(1,030,313)
										$ (1,037,330)
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	USD	25	$ (1,966)	$ (1,668)	$ (298)
iTraxx.XO.42.V1	5.00	Quarterly	12/20/29	EUR	2,154	(178,800)	(183,726)	4,926
						$ (180,766)	$ (185,394)	$ 4,628
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	B	USD	3,316	$ 268,577	$ 81,909	$ 186,668

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Centrally Cleared Interest Rate Swaps
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28-day MXIBTIIE, 10.25%	Monthly	9.78%	Monthly	N/A	02/04/25	MXN	46,651	$ (2,020)	$ (1)	$ (2,019)
28-day MXIBTIIE, 10.25%	Monthly	9.79%	Monthly	N/A	02/04/25	MXN	23,326	(992)	(1)	(991)
28-day MXIBTIIE, 10.25%	Monthly	9.80%	Monthly	N/A	02/04/25	MXN	23,326	(966)	(2)	(964)
28-day MXIBTIIE, 10.25%	Monthly	9.95%	Monthly	N/A	02/07/25	MXN	510,185	(15,084)	—	(15,084)
1-day SOFR, 4.49%	Annual	5.00%	Annual	N/A	10/02/25	USD	84,698	531,574	5,453	526,121
0.28%	Annual	Tokyo Overnight Average Rate, 0.23%	Annual	N/A	03/09/26	JPY	2,930,801	35,990	57	35,933
1-day SOFR, 4.49%	Annual	4.40%	Annual	N/A	04/08/26	USD	21,824	(61,427)	63	(61,490)
1-day SOFR, 4.49%	Annual	4.45%	Annual	N/A	04/09/26	USD	7,990	(14,304)	23	(14,327)
1-day SOFR, 4.49%	Annual	4.05%	Annual	N/A	04/18/26	USD	12,579	(116,819)	37	(116,856)
1-day SOFR, 4.49%	Annual	4.30%	Annual	N/A	04/24/26	USD	15,182	(62,695)	45	(62,740)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Centrally Cleared Interest Rate Swaps (continued)
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-day SOFR, 4.49%	Annual	4.50%	Annual	N/A	05/08/26	USD	12,488	$ 4,548	$ 38	$ 4,510
1-day SOFR, 4.49%	Annual	4.35%	Annual	N/A	07/22/26	USD	5,619	2,633	19	2,614
1-day SOFR, 4.49%	At Termination	4.17%	At Termination	10/23/25 (a)	10/23/26	USD	9,509	15,772	17	15,755
1-day SOFR, 4.49%	At Termination	4.21%	At Termination	10/27/25 (a)	10/27/26	USD	18,989	39,203	35	39,168
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	10/28/26	USD	19,216	(55,216)	79	(55,295)
1-day SOFR, 4.49%	Annual	3.47%	Annual	03/10/25 (a)	03/10/27	USD	4,700	(51,464)	21	(51,485)
1-day MIBOR, 7.15%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/27	INR	602,249	3,735	48	3,687
1-day SOFR, 4.49%	Annual	4.10%	Annual	05/30/25 (a)	05/30/27	USD	15,272	22,568	68	22,500
1-day SOFR, 4.49%	Annual	4.15%	Annual	05/30/25 (a)	05/30/27	USD	15,272	36,863	73	36,790
1-day SOFR, 4.49%	Annual	3.30%	Annual	10/23/25 (a)	10/23/27	USD	3,403	(44,270)	15	(44,285)
1-day SOFR, 4.49%	Annual	4.20%	Annual	10/23/25 (a)	10/23/27	USD	4,949	18,048	23	18,025
1-day SOFR, 4.49%	Annual	3.92%	Annual	11/03/25 (a)	11/03/27	USD	2,364	(3,430)	11	(3,441)
1-day SOFR, 4.49%	Annual	3.95%	Annual	11/03/25 (a)	11/03/27	USD	2,364	(2,122)	11	(2,133)
1-day SOFR, 4.49%	Annual	3.99%	Annual	11/03/25 (a)	11/03/27	USD	4,728	(1,191)	22	(1,213)
1-day SOFR, 4.49%	Annual	4.07%	Annual	11/03/25 (a)	11/03/27	USD	9,541	12,593	43	12,550
1-day SOFR, 4.49%	Annual	3.86%	Annual	11/10/25 (a)	11/10/27	USD	9,919	(24,950)	45	(24,995)
1-day SOFR, 4.49%	Annual	3.48%	Annual	01/23/26 (a)	01/23/28	USD	13,665	(130,160)	59	(130,219)
3.45%	Annual	1-day SOFR, 4.49%	Annual	N/A	01/26/28	USD	11,825	120,024	51	119,973
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	01/26/28	USD	11,825	(1,132)	51	(1,183)
3.27%	Annual	1-day SOFR, 4.49%	Annual	02/05/26 (a)	02/05/28	USD	11,933	159,815	52	159,763
1-day SOFR, 4.49%	Annual	3.87%	Annual	02/05/26 (a)	02/05/28	USD	11,933	(28,741)	52	(28,793)
1-day SONIA, 4.70%	Annual	4.86%	Annual	N/A	06/20/28	GBP	6,370	178,194	(13)	178,207
1-day SOFR, 4.49%	Annual	4.42%	Annual	N/A	10/02/28	USD	135,611	1,612,692	24,781	1,587,911
1-day SOFR, 4.49%	Annual	4.40%	Annual	N/A	10/31/28	USD	6,490	76,435	48	76,387
1-day SONIA, 4.70%	Annual	4.12%	Annual	N/A	11/17/28	GBP	3,004	543	114	429
1-day SONIA, 4.70%	Annual	4.12%	Annual	N/A	11/21/28	GBP	3,004	952	115	837
1-day SOFR, 4.49%	Annual	3.25%	Annual	12/15/26 (a)	12/15/28	USD	21,109	(284,775)	96	(284,871)
6-mo. EURIBOR, 2.57%	Semi-Annual	3.00%	Annual	N/A	03/05/29	EUR	7,713	352,936	70	352,866
1-day MIBOR, 7.15%	Semi-Annual	6.26%	Semi-Annual	N/A	03/20/29	INR	172,172	907	23	884
1-day MIBOR, 7.15%	Semi-Annual	6.30%	Semi-Annual	N/A	03/20/29	INR	210,432	4,743	28	4,715
1-day SOFR, 4.49%	Annual	3.79%	Annual	N/A	03/29/29	USD	17,015	(358,299)	132	(358,431)
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	04/08/29	USD	10,561	(115,134)	85	(115,219)
1-day SOFR, 4.49%	Annual	4.05%	Annual	N/A	04/09/29	USD	7,990	(68,231)	64	(68,295)
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	04/18/29	USD	12,579	(132,030)	102	(132,132)
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	04/24/29	USD	6,326	(64,876)	51	(64,927)
6-mo. EURIBOR, 2.57%	Semi-Annual	2.90%	Annual	N/A	04/30/29	EUR	8,865	260,688	82	260,606
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	05/06/29	USD	12,652	(123,672)	104	(123,776)
6-mo. EURIBOR, 2.57%	Semi-Annual	2.87%	Annual	N/A	06/11/29	EUR	6,519	281,297	63	281,234
1-day SOFR, 4.49%	Annual	3.66%	Annual	N/A	10/10/29	USD	6,443	(123,898)	58	(123,956)
1-day TIIEFONDEO, 10.20%	Monthly	9.04%	Monthly	N/A	11/14/29	MXN	81,548	(22,206)	37	(22,243)
1-day SOFR, 4.49%	Annual	3.14%	Annual	05/12/28 (a)	05/12/33	USD	6,701	(247,796)	62	(247,858)
1-day SOFR, 4.49%	Annual	4.31%	Annual	N/A	09/29/33	USD	26,166	428,818	2,033	426,785
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	01/12/34	USD	4,817	(86,973)	70	(87,043)
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	01/17/34	USD	1,389	(24,804)	20	(24,824)
1-day MIBOR, 7.15%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/34	INR	110,771	8,269	23	8,246
1-day MIBOR, 7.15%	Semi-Annual	6.35%	Semi-Annual	N/A	03/20/34	INR	110,771	9,185	23	9,162
1-day SOFR, 4.49%	Annual	3.66%	Annual	N/A	10/10/34	USD	4,339	(156,629)	70	(156,699)
1-day SOFR, 4.49%	Annual	3.67%	Annual	N/A	12/26/34	USD	7,165	(241,364)	118	(241,482)
3.46%	Annual	1-day SOFR, 4.49%	Annual	12/15/26 (a)	12/15/36	USD	4,824	234,013	80	233,933
3.65%	Annual	1-day SOFR, 4.49%	Annual	N/A	11/03/53	USD	2,577	137,544	81	137,463
1-day SOFR, 4.49%	Annual	4.00%	Annual	N/A	11/03/53	USD	2,577	16,847	81	16,766
1-day SONIA, 4.70%	Annual	4.10%	Annual	N/A	11/07/54	GBP	2,400	(68,924)	11,455	(80,379)
								$ 1,870,835	$ 46,663	$ 1,824,172

(a)	Forward Swap.

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Credit Default Swaps — Buy Protection
Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
TIM S.p.A.	1.00%	Quarterly	Goldman Sachs International	12/20/29	EUR	190	$ 7,314	$ 9,325	$ (2,011)
OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Faurecia SE	5.00%	Quarterly	Goldman Sachs International	12/20/29	BB	EUR	107	$ 6,489	$ 7,730	$ (1,241)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Interest Rate Swaps
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-day BZDIOVER, 12.15%	At Termination	12.81%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	136,435	$ 403,023	$ —	$ 403,023
1-day BZDIOVER, 12.15%	At Termination	13.18%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,068	30,347	—	30,347
1-day BZDIOVER, 12.15%	At Termination	13.21%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,065	31,060	—	31,060
1-day BZDIOVER, 12.15%	At Termination	13.25%	At Termination	Citibank N.A.	N/A	01/02/25	BRL	3,716	16,850	—	16,850
1-day BZDIOVER, 12.15%	At Termination	10.06%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	14,158	(307,106)	—	(307,106)
1-day BZDIOVER, 12.15%	At Termination	9.99%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	14,191	(313,414)	—	(313,414)
1-day BZDIOVER, 12.15%	At Termination	10.00%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	14,578	(317,870)	—	(317,870)
1-day BZDIOVER, 12.15%	At Termination	10.03%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	14,173	(310,048)	—	(310,048)
									$ (767,158)	$ —	$ (767,158)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Total Return Swaps
Paid by the Trust		Received by the Trust
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Quarterly	1-day SOFR minus 0.70%, 4.49%	Quarterly	JPMorgan Chase Bank N.A.	N/A	03/20/25	USD	9,599	$ 21,515	$ —	$ 21,515
iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	1-day SOFR minus 0.20%, 4.49%	At Termination	Goldman Sachs International	N/A	03/20/25	USD	3,595	8,058	—	8,058
1-day SOFR plus 0.30%, 4.49%	At Termination	iShares Broad USD High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/20/25	USD	6,661	3,003	—	3,003
									$ 32,576	$ —	$ 32,576
Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$ 128,589	$ (185,411)	$ 4,765,414	$ (2,749,946)	$ —
OTC Swaps	17,055	—	513,856	(1,251,690)	—
Options Written	N/A	(2,699,037)	1,125,399	(1,259,821)	(2,833,459)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ 134,216	$ —	$ 1,876,233	$ —	$ 2,010,449
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	5,040,546	—	—	5,040,546
Options purchased Investments at value — unaffiliated(b)	—	—	3,427,770	—	30,678	—	3,458,448
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	191,594	—	—	4,573,820	—	4,765,414
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	17,055	32,576	—	481,280	—	530,911
	$ —	$ 208,649	$ 3,594,562	$ 5,040,546	$ 6,962,011	$ —	$ 15,805,768
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ 5,397,799	$ —	$ 1,848,300	$ —	$ 7,246,099
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	912,115	—	—	912,115
Options written Options written at value	—	—	1,796,129	—	1,037,330	—	2,833,459

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	$ —	$ 298	$ —	$ —	$ 2,749,648	$ —	$ 2,749,946
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	3,252	—	—	1,248,438	—	1,251,690
	$ —	$ 3,550	$ 7,193,928	$ 912,115	$ 6,883,716	$ —	$ 14,993,309

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the
Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation)
is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended December 31, 2024, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ (8,186)	$ —	$ 29,088,202	$ —	$ (3,207,326)	$ —	$ 25,872,690
Forward foreign currency exchange contracts	—	—	—	19,330,080	—	—	19,330,080
Options purchased(a)	—	(302,831)	6,255,786	—	(807,450)	(20,532)	5,124,973
Options written	—	44,680	5,937,732	—	1,642,824	—	7,625,236
Swaps	—	(173,802)	351,035	—	(3,395,020)	—	(3,217,787)
	$ (8,186)	$ (431,953)	$ 41,632,755	$ 19,330,080	$ (5,766,972)	$ (20,532)	$ 54,735,192
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ (95,313)	$ —	$ (8,294,148)	$ —	$ (1,480,066)	$ —	$ (9,869,527)
Forward foreign currency exchange contracts	—	—	—	5,573,713	—	—	5,573,713
Options purchased(b)	—	15,596	(2,521,770)	—	(1,622,989)	14,361	(4,114,802)
Options written	—	—	90,994	—	(4,132)	—	86,862
Swaps	—	170,679	(207,968)	—	(9,672,537)	—	(9,709,826)
	$ (95,313)	$ 186,275	$ (10,932,892)	$ 5,573,713	$ (12,779,724)	$ 14,361	$ (18,033,580)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$500,995,691
Average notional value of contracts — short	236,806,268
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	317,375,950
Average amounts sold — in USD	38,020,615
Options:
Average value of option contracts purchased	4,554,468
Average value of option contracts written	2,493,868
Average notional value of swaption contracts purchased	70,946,306
Average notional value of swaption contracts written	309,309,502
Credit default swaps:
Average notional value — buy protection	6,556,967
Average notional value — sell protection	3,753,712
Interest rate swaps:
Average notional value — pays fixed rate	50,307,743
Average notional value — receives fixed rate	811,742,039
Total return swaps:
Average notional value	11,602,977
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 277,334	$ 1,299,449
Forward foreign currency exchange contracts	5,040,546	912,115
Options	3,458,448 (a)	2,833,459
Swaps — centrally cleared	—	250,268
Swaps — OTC(b)	530,911	1,251,690
Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	9,307,239	6,546,981
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,578,078)	(3,321,271)
Total derivative assets and liabilities subject to an MNA	$ 5,729,161	$ 3,225,710

(a)
Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated
Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Consolidated Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 330,199	$ (330,199)	$ —	$ —	$ —
Barclays Bank PLC	2,740,091	(2,046)	—	—	2,738,045
BNP Paribas SA	3,003	(3,003)	—	—	—
Citibank N.A.	28,950	(28,950)	—	—	—
Deutsche Bank AG	379,738	(235,138)	—	—	144,600
Goldman Sachs International	66,598	(66,598)	—	—	—
JPMorgan Chase Bank N.A.	99,193	(99,193)	—	—	—
Morgan Stanley & Co. International PLC	422,496	(354,315)	—	(68,181)	—
The Bank of New York Mellon	1,571,068	(43,617)	—	—	1,527,451
UBS AG	87,825	(49,070)	—	—	38,755
	$ 5,729,161	$ (1,212,129)	$ —	$ (68,181)	$ 4,448,851

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$ 362,913	$ (330,199)	$ —	$ —	$ 32,714
Barclays Bank PLC	2,046	(2,046)	—	—	—
BNP Paribas SA	113,553	(3,003)	—	—	110,550
Citibank N.A.	353,693	(28,950)	(324,743)	—	—
Deutsche Bank AG	235,138	(235,138)	—	—	—
Goldman Sachs International	502,315	(66,598)	(435,717)	—	—
JPMorgan Chase Bank N.A.	943,061	(99,193)	(843,868)	—	—
Morgan Stanley & Co. International PLC	354,315	(354,315)	—	—	—
Societe Generale	193,672	—	—	—	193,672
Standard Chartered Bank	72,317	—	—	—	72,317
The Bank of New York Mellon	43,617	(43,617)	—	—	—
UBS AG	49,070	(49,070)	—	—	—
	$ 3,225,710	$ (1,212,129)	$ (1,604,328)	$ —	$ 409,253

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

(e)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 55,793,998	$ —	$ 55,793,998
Common Stocks
Canada	13,545,955	—	—	13,545,955
China	—	19,318,119	—	19,318,119
Denmark	—	8,822,775	—	8,822,775
Finland	—	442,933	—	442,933
France	2,462,373	44,489,457	—	46,951,830
Germany	—	5,646,847	—	5,646,847
Hong Kong	—	2,713,685	—	2,713,685
Italy	—	26,474,064	—	26,474,064
Japan	—	23,471,858	—	23,471,858
Netherlands	—	19,283,654	—	19,283,654
Norway	568,560	—	—	568,560
South Korea	—	1,853,383	—	1,853,383
Spain	—	6,577,545	—	6,577,545
Sweden	—	3,043,750	—	3,043,750
Taiwan	23,110,280	—	—	23,110,280
United Kingdom	—	33,859,299	190,748	34,050,047
United States	813,333,404	20,816,770	4,571,787	838,721,961
Corporate Bonds	—	167,037,441	41,318,921	208,356,362
Fixed Rate Loan Interests	—	—	4,051,489	4,051,489
Floating Rate Loan Interests	—	39,733,363	24,162,482	63,895,845
Investment Companies	26,900,355	—	—	26,900,355
Municipal Bonds	—	2,597,981	—	2,597,981
Non-Agency Mortgage-Backed Securities	—	30,902,358	—	30,902,358
Preferred Securities
Capital Trusts	—	5,201,906	—	5,201,906
Preferred Stocks	—	—	38,482,155	38,482,155
U.S. Government Sponsored Agency Securities	—	119,794,496	—	119,794,496
U.S. Treasury Obligations	—	6,840,368	—	6,840,368
Warrants	—	621	2,476,096	2,476,717
Short-Term Securities
Money Market Funds	211,513,907	—	—	211,513,907
Options Purchased
Equity Contracts	3,300,744	127,026	—	3,427,770
Interest Rate Contracts	—	30,678	—	30,678
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(14,008)	(6,140)	(20,148)
	$ 1,094,735,578	$ 644,860,367	$ 115,247,538	$ 1,854,843,483
Derivative Financial Instruments(b)
Assets
Credit Contracts	$ —	$ 191,594	$ —	$ 191,594
Equity Contracts	108,373	58,419	—	166,792
Foreign Currency Exchange Contracts	—	5,040,546	—	5,040,546
Interest Rate Contracts	1,876,233	5,055,100	—	6,931,333
Liabilities
Credit Contracts	—	(3,550)	—	(3,550)
Equity Contracts	(7,012,348)	(181,580)	—	(7,193,928)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Foreign Currency Exchange Contracts	$ —	$ (912,115)	$ —	$ (912,115)
Interest Rate Contracts	(1,848,300)	(5,035,416)	—	(6,883,716)
	$ (6,876,042)	$ 4,212,998	$ —	$ (2,663,044)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Preferred Stocks	Unfunded Floatinge Rate Loan Interest
Assets/Liabilities
Opening balance, as of December 31, 2023	$ 500,050	$ 3,472,508	$ 34,946,485	$ 4,062,028	$ 24,747,984	$ 16,583,496	$ (44,834)
Transfers into Level 3	—	—	—	—	—	2,487,113	—
Transfers out of Level 3	(500,050)	—	—	—	—	—	—
Other(a)	—	(3,128,485)	—	—	—	3,128,485	—
Accrued discounts/premiums	—	—	156,439	9,330	51,972	—	—
Net realized gain (loss)	—	9,609	(755,967)	888	15,497	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	—	(554,070)	448,789	33,360	(325,017)	50,960	38,694
Purchases	—	4,972,706	16,010,134	30,469	9,046,976	16,232,101	—
Sales	—	(9,733)	(9,486,959)	(84,586)	(9,374,930)	—	—
Closing balance, as of December 31, 2024	$ —	$ 4,762,535	$ 41,318,921	$ 4,051,489	$ 24,162,482	$ 38,482,155	$ (6,140)
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024(c)	$ —	$ (454,564)	$ 964,352	$ 33,360	$ (202,059)	$ 50,960	$ (6,140)

	Warrants	Total
Assets
Opening balance, as of December 31, 2023	$ 715,474	$ 84,983,191
Transfers into Level 3	—	2,487,113
Transfers out of Level 3	(5,593)	(505,643)
Other(a)	—	—
Accrued discounts/premiums	—	217,741
Net realized gain (loss)	(1)	(729,974)
Net change in unrealized appreciation (depreciation)(b)(c)	1,766,214	1,458,930
Purchases	2	46,292,388
Sales	—	(18,956,208)
Closing balance, as of December 31, 2024	$ 2,476,096	$ 115,247,538
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024(c)	$ 1,788,579	$ 2,174,488

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

unadjusted third-party pricing information in the amount of $2,195,718. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$4,762,535	Market	Revenue Multiple	18.86x	—
			EBITDA Multiple	16.25x	—
			Gross Profit Multiple	10.00x	—
			Discount Rate	15%	—

Corporate Bonds	41,318,921	Income	Discount Rate	8% - 16%	12%

Floating Rate Loan Interests	22,025,558	Income	Discount Rate	6% - 14%	11%

Fixed Rate Loan Interests	4,019,434	Income	Discount Rate	9%	—

Preferred Stocks	38,449,326	Market	Revenue Multiple	2.50x - 18.86x	10.59x
			Time to Exit	0.5 - 3.0 years	2.2 years
			Volatility	37% - 90%	63%
			Market Adjustment Multiple	1.00x - 1.00x	1.00x
			Direct Profit Multiple	4.00x	—
			EBITDA Multiple	7.25x	—
		Income	Discount Rate	15%	—

Warrants	2,476,046	Market	Revenue Multiple	3.10x -11.76x	9.91x
			Volatility	38% - 70%	58%
			Time to Exit	0.5 - 4.4 years	3.4 years
	$113,051,820

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to consolidated financial statements.
Consolidated Schedule of Investments

Consolidated Statements of Assets and Liabilities
December 31, 2024

	BCAT	ECAT
ASSETS
Investments, at value — unaffiliated(a)(b)	$ 1,817,537,498	$ 1,634,004,560
Investments, at value — affiliated(c)	25,366,320	220,859,071
Cash	1,659,253	51,010
Cash pledged:
Collateral — exchange-traded options written	10,850,000	—
Collateral — OTC derivatives	3,022,000	—
Collateral — TBA commitments	3,647,000	—
Futures contracts	17,537,000	11,117,000
Centrally cleared swaps	21,198,000	12,849,000
Foreign currency, at value(d)	4,638,613	4,221,052
Receivables:
Investments sold	34,447	28,052
Securities lending income — affiliated	—	3,275
Swaps	293,526	—
Dividends — unaffiliated	981,206	1,210,489
Dividends — affiliated	48,621	856,890
Interest — unaffiliated	8,345,939	5,432,340
Variation margin on futures contracts	1,430,898	277,334
Swap premiums paid	197,746	17,055
Unrealized appreciation on:
Forward foreign currency exchange contracts	6,365,954	5,040,546
OTC swaps	1,140,434	513,856
Prepaid expenses	15,261	15,623
Total assets	1,924,309,716	1,896,497,153
LIABILITIES
Due to broker	1,287,334	—
Cash received:
Collateral — OTC derivatives	530,000	430,000
Collateral — TBA commitments	—	44,000
Collateral on securities loaned	—	3,959,657
Options written, at value(e)	3,760,040	2,833,459
Payables:
Investments purchased	189,794,281	138,230,826
Swaps	1,633	—
Accounting services fees	96,917	86,028
Custodian fees	91,703	71,493
Interest expense and fees	91,477	—
Investment advisory fees	1,851,974	1,876,616
Trustees’ and Officer’s fees	119,280	116,178
Other accrued expenses	105,661	29,998
Professional fees	158,151	165,430
Transfer agent fees	51,316	23,780
Variation margin on futures contracts	402,307	1,299,449
Variation margin on centrally cleared swaps	598,792	250,268
Swap premiums received	3,165	—

2024 BlackRock Annual Report to Shareholders

Consolidated Statements of Assets and Liabilities  (continued)
December 31, 2024
	BCAT	ECAT
Unrealized depreciation on:
Forward foreign currency exchange contracts	$ 946,340	$ 912,115
OTC swaps	3,138,816	1,251,690
Unfunded floating rate loan interests	20,128	20,148
Total liabilities	203,049,315	151,601,135
Commitments and contingent liabilities
NET ASSETS	$ 1,721,260,401	$ 1,744,896,018
NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$ 1,721,534,665	$ 1,587,053,372
Accumulated earnings (loss)	(274,264)	157,842,646
NET ASSETS	$ 1,721,260,401	$ 1,744,896,018
Net asset value	$ 16.43	$ 17.56
(a) Investments, at cost—unaffiliated	$1,645,720,917	$1,402,598,378
(b) Securities loaned, at value	$—	$3,877,117
(c) Investments, at cost—affiliated	$25,606,513	$220,707,107
(d) Foreign currency, at cost	$4,498,059	$4,254,030
(e) Premiums received	$3,358,373	$2,699,037
(f) Shares outstanding	104,775,271	99,345,793
(g) Shares authorized	Unlimited	Unlimited
(h) Par value	$0.001	$0.001
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statements of Operations
Year Ended December 31, 2024

	BCAT	ECAT
INVESTMENT INCOME
Dividends — unaffiliated	$17,214,914	$16,160,455
Dividends — affiliated	4,707,099	17,428,318
Interest — unaffiliated	56,852,975	28,438,100
Securities lending income — affiliated — net	—	35,777
Other income — unaffiliated	197,667	147,714
Foreign taxes withheld	(998,251)	(1,144,468)
Total investment income	77,974,404	61,065,896
EXPENSES
Investment advisory	23,078,350	23,278,092
Proxy	1,217,520	1,695,786
Professional	234,188	305,943
Transfer agent	230,878	172,181
Accounting services	221,208	197,857
Custodian	219,663	178,442
Trustees and Officer	119,855	120,489
Registration	37,387	35,450
Printing and postage	35,284	33,353
Miscellaneous	170,540	502,223
Total expenses excluding interest expense	25,564,873	26,519,816
Interest expense and fees — unaffiliated	1,404,028	1,330
Total expenses	26,968,901	26,521,146
Less:
Fees waived and/or reimbursed by the Manager	(229,780)	(380,468)
Total expenses after fees waived and/or reimbursed	26,739,121	26,140,678
Net investment income	51,235,283	34,925,218
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	26,782,915	49,471,422
Investments — affiliated	555,346	107,056
Forward foreign currency exchange contracts	22,993,689	19,330,080
Foreign currency transactions	(555,400)	(449,275)
Futures contracts	(33,728,666)	25,872,690
Options written	11,218,314	7,625,236
Payment by affiliate	3,850	—
Swaps	(759,452)	(3,217,787)
	26,510,596	98,739,422
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	107,321,168	120,310,895
Investments — affiliated	(690,959)	(130,564)
Forward foreign currency exchange contracts	7,417,717	5,573,713
Foreign currency translations	913,204	644,541
Futures contracts	12,559,234	(9,869,527)
Options written	(374,369)	86,862
Swaps	(10,503,044)	(9,709,826)
Unfunded floating rate loan interests	29,250	24,686
	116,672,201	106,930,780
Net realized and unrealized gain	143,182,797	205,670,202
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$194,418,080	$240,595,420
(a) Net of reduction in deferred foreign capital gain tax of	$3,070	$3,771
See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Consolidated Statements of Changes in Net Assets

	BCAT		ECAT
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$51,235,283	$58,578,071	$34,925,218	$35,785,806
Net realized gain (loss)	26,510,596	(56,810,308)	98,739,422	(14,786,182)
Net change in unrealized appreciation (depreciation)	116,672,201	202,956,454	106,930,780	273,921,319
Net increase in net assets resulting from operations	194,418,080	204,724,217	240,595,420	294,920,943
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(57,536,306)	(62,938,896)	(41,544,035)	(35,941,083)
Return of capital	(223,953,850)	(99,719,802)	(246,866,966)	(114,889,303)
Decrease in net assets resulting from distributions to shareholders	(281,490,156)	(162,658,698)	(288,411,001)	(150,830,386)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(45,363,387)	(9,718,056)	(45,983,346)	(7,268,837)
NET ASSETS
Total increase (decrease) in net assets	(132,435,463)	32,347,463	(93,798,927)	136,821,720
Beginning of year	1,853,695,864	1,821,348,401	1,838,694,945	1,701,873,225
End of year	$1,721,260,401	$1,853,695,864	$1,744,896,018	$1,838,694,945

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statements of Cash Flows
Year Ended December 31, 2024

	BCAT	ECAT
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$194,418,080	$240,595,420
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	5,195,200,498	3,861,135,471
Purchases of long-term investments	(4,949,630,633)	(3,759,197,056)
Net proceeds from sales of short-term securities	61,139,813	169,001,476
Amortization of premium and accretion of discount on investments and other fees	(3,877,590)	(2,384,055)
Premiums paid on closing options written	(15,656,908)	(13,269,136)
Premiums received from options written	28,868,716	23,866,178
Net realized gain on investments and options written	(38,608,579)	(57,273,518)
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(111,730,774)	(123,939,515)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	283,952	592,440
Dividends — unaffiliated	407,133	354,636
From custodian	772,356	1,146,112
Interest — unaffiliated	1,105,641	(665,878)
Securities lending income — affiliated	—	(1,404)
Swaps	47,306	56,677
Variation margin on futures contracts	(32,979)	274,061
Variation margin on centrally cleared swaps	47,302	—
Swap premiums paid	21,564	(17,055)
Prepaid expenses	1,403	373,959
Increase (Decrease) in Liabilities
Due to broker	507,334	—
Cash received
Collateral — OTC derivatives	(2,230,000)	(1,740,000)
Collateral — TBA commitments	(4,714,000)	(1,816,000)
Collateral on securities loaned	—	453,386
Payables
Swaps	(1,098,930)	—
Accounting services fees	20,411	18,077
Custodian fees	18,326	26,269
Deferred capital gain tax	(3,070)	(3,771)
Interest expense and fees	(26,926)	—
Investment advisory fees	(74,253)	(2,044)
Trustees’ and Officer’s fees	40,045	40,411
Other accrued expenses	30,893	(24,524)
Professional fees	(132,342)	40,943
Proxy fees	(63,856)	—
Transfer agent fees	31,290	5,150
Variation margin on futures contracts	(726,502)	614,956
Variation margin on centrally cleared swaps	598,792	172,374
Swap premiums received	(67,877)	—
Net cash provided by operating activities	354,885,636	338,434,040
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(281,490,156)	(288,411,001)
Net payments on redemption of capital shares	(45,363,387)	(45,983,346)
Net cash used for financing activities	(326,853,543)	(334,394,347)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	224,162	(35,797)

2024 BlackRock Annual Report to Shareholders

Consolidated Statements of Cash Flows  (continued)
Year Ended December 31, 2024
	BCAT	ECAT
CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	$28,256,255	$4,003,896
Restricted and unrestricted cash and foreign currency at beginning of year	34,295,611	24,234,166
Restricted and unrestricted cash and foreign currency at end of year	$62,551,866	$28,238,062
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,430,954	$1,330
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Cash	$1,659,253	$51,010
Cash pledged
Collateral — exchange-traded options written	10,850,000	—
Collateral — OTC derivatives	3,022,000	—
Collateral — TBA commitments	3,647,000	—
Futures contracts	17,537,000	11,117,000
Centrally cleared swaps	21,198,000	12,849,000
Foreign currency at value	4,638,613	4,221,052
	$62,551,866	$28,238,062
See notes to consolidated financial statements.
Consolidated Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BCAT
	Year Ended 12/31/24(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21(a)	Period from 09/28/20(b) to 12/31/20

Net asset value, beginning of period	$17.25	$16.84	$20.90	$21.05	$20.00
Net investment income(c)	0.48	0.55	0.50	0.53	0.04
Net realized and unrealized gain (loss)	1.35	1.37	(3.31)	0.57	1.11
Net increase (decrease) from investment operations	1.83	1.92	(2.81)	1.10	1.15
Distributions(d)
From net investment income	(0.54)	(0.58)	(0.99)	(0.75)	(0.03)
From net realized gain	—	—	—	(0.03)	(0.07)
Return of capital	(2.11)	(0.93)	(0.26)	(0.47)	—
Total distributions	(2.65)	(1.51)	(1.25)	(1.25)	(0.10)
Net asset value, end of period	$16.43	$17.25	$16.84	$20.90	$21.05
Market price, end of period	$15.15	$14.95	$13.87	$19.45	$21.77
Total Return(e)
Based on net asset value	11.92%(f)	13.24%	(12.61)%	5.44%	5.77%(g)
Based on market price	19.08%	19.16%	(22.66)%	(5.12)%	9.39%(g)
Ratios to Average Net Assets(h)
Total expenses	1.46%(i)	1.40%(j)	1.58%	1.61%	1.30%(k)
Total expenses after fees waived and/or reimbursed	1.45%(i)	1.39%(j)	1.57%	1.60%	1.26%(k)
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.37%(i)	1.31%(j)	1.42%	1.51%	1.26%(k)
Net investment income	2.78%	3.19%	2.77%	2.49%	0.84%(k)
Supplemental Data
Net assets, end of period (000)	$1,721,260	$1,853,696	$1,821,348	$2,332,983	$2,351,695
Borrowings outstanding, end of period (000)	$—	$—	$—	$687,791	$—
Asset coverage, end of year per $1,000 of bank borrowings	$—	$—	$—	$6,290	$—
Portfolio turnover rate(l)	257%(m)	234%(m)	98%	90%	13%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)
Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.39% ,1.38% and 1.30%, respectively.

(j)
Includes non-recurring expenses of proxy costs and offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.38% ,1.37% and 1.29%, respectively.

(k)	Annualized.
(l)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/24(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21(a)	Period from 09/28/20(b) to 12/31/20

Portfolio turnover rate (excluding MDRs)	150%	135%	88%	86%	13%

(m)	Excludes underlying investments in total return swaps.
See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	ECAT
	Year Ended 12/31/24(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22	Period from 09/27/21(b) to 12/31/21

Net asset value, beginning of period	$18.05	$16.62	$20.69	$20.00
Net investment income (loss)(c)	0.35	0.35	0.18	(0.04)
Net realized and unrealized gain (loss)	2.02	2.56	(3.05)	0.83
Net increase (decrease) from investment operations	2.37	2.91	(2.87)	0.79
Distributions(d)
From net investment income	(0.41)	(0.35)	(0.50)	(0.05)
From net realized gain	—	—	(0.08)	(0.05)
Return of capital	(2.45)	(1.13)	(0.62)	—
Total distributions	(2.86)	(1.48)	(1.20)	(0.10)
Net asset value, end of period	$17.56	$18.05	$16.62	$20.69
Market price, end of period	$16.40	$16.13	$13.43	$18.65
Total Return(e)
Based on net asset value	14.55%	19.50%	(12.89)%	4.00%(f)
Based on market price	19.72%	32.15%	(21.91)%	(6.25)%(f)
Ratios to Average Net Assets(g)
Total expenses	1.42%(h)	1.36%(i)	1.29%	1.30%
Total expenses after fees waived and/or reimbursed	1.40%(h)	1.32%(i)	1.28%	1.30%(j)
Net investment income (loss)	1.88%	2.01%	1.02%	(0.77)%(j)
Supplemental Data
Net assets, end of period (000)	$1,744,896	$1,838,695	$1,701,873	$2,187,581
Portfolio turnover rate(k)	227%	246%	106%	15%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.34% and 1.31%, respectively.
(i)	Includes non-recurring expenses of proxy fees. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.31% and 1.27%, respectively.
(j)	Annualized.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/24(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22	Period from 09/27/21(b) to 12/31/21

Portfolio turnover rate (excluding MDRs)	138%	152%	95%	15%
See notes to consolidated financial statements.
Financial Highlights

Notes to Consolidated Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:
Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Capital Allocation Term Trust	BCAT	Maryland	Diversified
BlackRock ESG Capital Allocation Term Trust	ECAT	Maryland	Non-diversified
The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of BCAT include the account of Cayman Capital Allocation Fund, Ltd. (the “BCAT Cayman Subsidiary”), which is a wholly-owned subsidiary of BCAT and primarily invests in commodity-related instruments and other derivatives. The BCAT Cayman Subsidiary enables BCAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCAT may invest up to 25% of its total assets in the BCAT Cayman Subsidiary. The net assets of the BCAT Cayman Subsidiary as of period end were $33,192,387, which is 1.9% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BCAT Cayman Subsidiary is subject to the same investment policies and restrictions that apply to BCAT, except that the BCAT Cayman Subsidiary may invest without limitation in commodity-related instruments.
The accompanying consolidated financial statements of ECAT include the account of Cayman ESG Capital Allocation Fund, Ltd. (the “ECAT Cayman Subsidiary”, and together with the BCAT Cayman Subsidiary, the “Cayman Subsidiaries”), which is a wholly-owned subsidiary of the ECAT and primarily invests in commodity-related instruments and other derivatives. The ECAT Cayman Subsidiary enables ECAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. ECAT may invest up to 25% of its total assets in the ECAT Cayman Subsidiary. The net assets of the ECAT Cayman Subsidiary as of period end were $11,256,670, which is 0.6% of ECAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The ECAT Cayman Subsidiary is subject to the same investment policies and restrictions that apply to ECAT, except that the ECAT Cayman Subsidiary may invest without limitation in commodity-related instruments.
The accompanying consolidated financial statements of BCAT include the account of BCAT Subsidiary LLC (the “BCAT Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BCAT. The BCAT Taxable Subsidiary enables BCAT to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for BCAT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for BCAT. Taxes payable or deferred as of December 31, 2024, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BCAT may invest up to 25% of its total assets in the BCAT Taxable Subsidiary. The net assets of the BCAT Taxable Subsidiary as of period end were $4,199,270, which is 0.2% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BCAT Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BCAT.
2.
SIGNIFICANT ACCOUNTING POLICIES
The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment  Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  Each Trust reports realized currency gains (losses)

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on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2024, if any, are disclosed in the Consolidated Statements of Assets and Liabilities.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft: The Trusts had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Consolidated Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.  See Income Tax Information note for the tax character of each Trust’s distributions paid during the period.
Net income and realized gains from investments held by the Cayman Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiaries in any taxable year, the loss will generally not be available to offset the Trusts’ ordinary income and/or capital gains for that year.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Trusts adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Trusts’ adoption of the new standard impacted financial statement disclosures only and did not affect each Trust’s financial position or results of operations.
The Chief Financial Officer acts as the Trusts’ Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to each Trust. The CODM has concluded that each Trust operates as a single operating segment since the Trusts have a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Trusts’ financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:   Each Trust’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager  as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the
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Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
•Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure

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(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Certain information made available by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Trust has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the  entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of  December 31, 2024, certain investments of BCAT were fair valued using NAV as a practical expedient  as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The
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ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

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Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:
Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BCAT	Coreweave Compute Acquisition Co. III, LLC	$282,702	$ 282,702	$280,582	$ (2,120)
	Mehilainen Yhtiot Oy	191,718	206,268	199,236	(7,032)
	Montage Hotels & Resorts LLC	459,722	459,722	455,722	(4,000)
	Platea BC Bidco AB	133,987	146,362	139,386	(6,976)
					$ (20,128)
ECAT	Coreweave Compute Acquisition Co. III, LLC	$285,667	$ 285,667	$283,525	(2,142)
	Mehilainen Yhtiot Oy	191,718	206,268	199,236	(7,032)
	Montage Hotels & Resorts LLC	459,453	459,453	455,455	(3,998)
	Platea BC Bidco AB	133,987	146,362	139,386	(6,976)
					$ (20,148)
Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Trusts to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations.
TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of December 31, 2024, BCAT and ECAT had outstanding commitments of $5,240,420 and $3,646,123, respectively. These commitments are not included in the net assets of a Trust as of December 31, 2024.
Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Consolidated Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the  Consolidated Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of ECAT’s securities on loan by counterparty which are subject to offset under an MSLA:
Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
ECAT
Citigroup Global Markets, Inc.	$ 910,531	$ (910,531)	$ —	$ —
Jefferies LLC	1,440,960	(1,440,960)	—	—
Toronto-Dominion Bank	1,525,626	(1,525,626)	—	—
	$ 3,877,117	$ (3,877,117)	$ —	$ —

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s
Consolidated Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Trust benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Trust.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) or carbon credits (commodity risk).
Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.The Trusts may invest in carbon credit futures that are traded on commodity exchanges with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Securities deposited as initial margin are designated in the Consolidated Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statements of Assets and Liabilities. The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.
Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Consolidated Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statements of Assets and Liabilities.
•Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.
•Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of  Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statements of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statements  of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statements of  Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statements of Operations, including those at termination.
•Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).
The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Trust has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Trusts and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Trusts and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
•Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
•Forward swaps — The Trusts may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.
•Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements  of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts.  Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have  delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty,  each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the  Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets.  For purposes of calculating these fees,“managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
The Manager provides investment management and other services to the Cayman Subsidiaries and the BCAT Taxable Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiaries and the BCAT Taxable Subsidiary for providing investment management or administrative services. However, the Trusts pay the Manager based on the Trusts’ net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Cayman Subsidiaries and the BCAT Taxable Subsidiary.
With respect to each Trust, the Manager entered into separate sub-advisory agreements with each of, effective March 11, 2024, BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as Sub-Adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Expense Waivers and Reimbursements:  With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations.  For the year ended December 31, 2024, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BCAT	$ 58,886
ECAT	248,023
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee, and with respect to BCAT, any portion of the Trust’s assets invested in other exchange-traded products sponsored by BlackRock or its affiliates, through June 30, 2026. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. For the year ended December 31, 2024, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BCAT	$ 170,894
ECAT	132,445
Securities Lending:  The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Trusts bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the money market fund will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and  any fees or other payments to and from borrowers of securities. Each Trust retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Trust retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85%  of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70%  of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Consolidated Statements of Operations. For the year ended December 31, 2024, each Trust paid BIM the following amounts for securities lending agent services:
Trust Name	Amounts
ECAT	$ 6,971
Trustees and Officers:  Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statements of Operations.
Other Transactions:  During the year ended December 31, 2024, BCAT received a reimbursement of $3,850 from an affiliate, which is included in payment by affiliate in the Consolidated Statements of Operations, related to an operating event.
7.
 PURCHASES AND SALES
For the year ended December 31, 2024, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:
	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BCAT	$ 3,389,154,149	$ 3,399,078,536	$ 1,506,712,184	$ 1,713,846,511
ECAT	2,535,981,605	2,535,610,967	1,180,905,184	1,260,320,700
For the year ended December 31, 2024, purchases and sales related to mortgage dollar rolls were as follows:
Trust Name	Purchases	Sales
BCAT	$ 2,035,221,402	$ 2,034,337,064
ECAT	1,460,542,667	1,460,125,059
8.
INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ consolidated financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Trusts’ NAV.

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and net losses derived from the Trust’s wholly owned subsidiary were reclassified to the following accounts:
Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BCAT	$ 126,068	$ (126,068)
ECAT	(8,265)	8,265
The tax character of distributions paid was as follows:
Trust Name	Year Ended 12/31/24	Year Ended 12/31/23
BCAT
Ordinary income	$ 57,536,306	$ 62,938,896
Return of capital	223,953,850	99,719,802
	$ 281,490,156	$ 162,658,698
ECAT
Ordinary income	$ 41,544,035	$ 35,941,083
Return of capital	246,866,966	114,889,303
	$ 288,411,001	$ 150,830,386
As of December 31, 2024, the tax components of accumulated earnings (loss) were as follows:
Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BCAT	$ (161,649,968)	$ 161,375,704	$ (274,264)
ECAT	(60,389,406)	218,232,052	157,842,646

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed-income securities, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts and constructive sales, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, classification of investments and the deferral of compensation to Trustees.

During the year ended December 31, 2024, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:
Trust Name	Utilized
BCAT	$ 21,743,200
ECAT	70,043,940
As of December 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BCAT	$ 1,675,596,944	$ 293,850,532	$ (125,405,638)	$ 168,444,894
ECAT	1,634,583,119	295,067,703	(72,739,682)	222,328,021
9.
BANK BORROWINGS
BCAT entered into a 179-day rolling line of credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to BCAT absent a default or certain similar events. BCAT has granted a security interest in  substantially all of its assets to BNP. BCAT can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to BCAT at the Overnight Bank Funding Rate plus 0.75%. In addition, BCAT pays a commitment fee of 0.25% per annum on the daily unused amount if utilization is less than 80% of the committed line amount. For the year ended December 31, 2024, BCAT did not borrow under the credit agreement.
10.
PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war,
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. Each Trust’ s prospectus provides details of the risks to which each Trust is subject.
The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments.  An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Consolidated Schedule of Investments.
The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trusts’ performance.
Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be  more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedules of Investments.
The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
11.
 CAPITAL SHARE TRANSACTIONS
Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
The Trusts participated in an open market share repurchase program (the “Repurchase Program”) through November 30, 2024. From December 1, 2023 through November 30, 2024, each Trust could repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program had an accretive effect as shares were purchased at a discount to the Trust’s NAV. The Repurchase Program expired on November 30, 2024 and was not renewed.
For the year ended December 31, 2023, shares issued and outstanding increased by 673,184 and 489,120 for BCAT and ECAT respectively, as a result of shares repurchased.
On May 3, 2024, the Board approved each Trust’s adoption of a one-year discount management program (the “Program”) that is comprised of four 3-month measurement periods, expiring with the measurement period ending March 31, 2025, unless continued by the Board. Under the Program, each Trust intends to offer to repurchase a portion of its common shares via tender offer if the Trust’s common shares trade at an average daily discount to NAV of more than 7.5% during a 3-month measurement period. The Board approved each Trust offering to repurchase 2.5% of its outstanding common shares for the first measurement period, which began on April 1, 2024 and ended on June 30, 2024, as the discount trigger was met.  The discount trigger was not met for the second measurement period, which began on July 1, 2024 and ended on September 30, 2024 or the third measurement period which began on October 1, 2024 and ended on December 31, 2024.The results of the fourth measurement period, and any action approved by the Board as a result, will be announced promptly after the end of  the measurement period. There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer that is executed and there can be no assurance as to the effect that the Program will have on the market for a Trust’s shares or the discount at which a Trust’s shares may trade relative to its NAV. As a result of the discount trigger being met during the first measurement period, each Trust conducted a tender offer for 2.5% of its outstanding common shares, at a price equal to 98% of the NAV per share, determined on the business day after the tender offer expired. The results of the tender offers were as follows:
BCAT
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	14,916,872	13.9%	2,686,545	2.5%	$16.8854	$45,363,387

(a)	Date the repurchase offer period began.
ECAT
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/22/24	08/22/24	17,487,970	17.2%	2,547,328	2.5%	$18.0516	$45,983,346

(a)	Date the repurchase offer period began.
As of December 31, 2024, BlackRock Financial Management, Inc., an affiliate of the Trusts, owned 5,000 shares of each of BCAT and ECAT.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

12.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’ consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BCAT	01/02/25	01/15/25	01/31/25	$ 0.289100
	02/03/25	02/14/25	02/28/25	0.288220
ECAT	01/02/25	01/15/25	01/31/25	0.307370
	02/03/25	02/14/25	02/28/25	0.306990

2024 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Capital Allocation Term Trust and BlackRock ESG Capital Allocation Term Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Capital Allocation Term Trust and BlackRock ESG Capital Allocation Term Trust (the “Funds”), including the schedules of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period ended, the financial highlights for the periods indicated in the table below, and the related notes. Such financial statements and financial highlights are consolidated for BlackRock Capital Allocation Term Trust as of and for the four years in the period ended December 31, 2024. Such financial statements and financial highlights are consolidated for BlackRock ESG Capital Allocation Term Trust as of and for the two years in the period ended December 31, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2024, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock Capital Allocation Term Trust	For each of the four years in the period ended December 31, 2024 and for the period from September 28, 2020 (commencement of operations) through December 31, 2020
BlackRock ESG Capital Allocation Term Trust	For each of the three years in the period ended December 31, 2024 and for the period from September 27, 2021 (commencement of operations) through December 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
February 25, 2025
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2024:
Trust Name	Qualified Dividend Income
BCAT	$ 12,458,528
ECAT	10,201,862
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2024:
Trust Name	Qualified Business Income
BCAT	$ 129,012
ECAT	345,841
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2024:
Trust Name	Federal Obligation Interest
BCAT	$ 1,603,037
ECAT	5,352,478
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2024 qualified for the dividends-received deduction for corporate shareholders:
Trust Name	Dividends-Received Deduction
BCAT	7.38%
ECAT	3.81
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2024:
Trust Name	Interest Dividends
BCAT	$ 38,817,936
ECAT	27,081,423
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2024:
Trust Name	Interest- Related Dividends
BCAT	$ 24,190,471
ECAT	22,077,472

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Effective September 30, 2024, BlackRock ESG Capital Allocation Term Trust (ECAT) began operating as a diversified fund.
Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objectives and Policies
BlackRock Capital Allocation Term Trust (BCAT)
The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.
In making investment decisions, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. The Trust may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.
Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.
Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.
BlackRock Advisors, LLC (the “Manager”) intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.
Trust management intends to use the Trust’s investment flexibility to create a portfolio of assets that, over time, is expected to be relatively balanced between equity and debt securities and that is widely differentiated among many individual investments. The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies, however, the Trust may underweight or overweight a currency based on the Trust management team’s outlook.
The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”
The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Trust may also gain exposure to commodity markets by investing in Cayman Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.
The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust pays the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annual and semi-annual reports.
The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.
The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold.
The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.
The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.
Leverage: The Trust may use leverage to seek to achieve its investment objectives. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may utilize leverage for investment purposes through the bank credit facility described below and by entering into reverse repurchase agreements or other derivative instruments with leverage embedded in them. The Trust may issue debt securities or preferred shares.
The Trust entered into a 179-day rolling line credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to the Trust absent a default or certain similar events. The Trust has granted a security interest in substantially all of its assets to BNP. The Trust can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to the Trust at the Overnight Bank Funding Rate plus 0.75%. In addition, the Trust pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock ESG Capital Allocation Term Trust (ECAT)
The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation.   The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.
The Trust will invest at least 80% of its total assets in securities that, in the Manager’s assessment, meet the ESG criteria described below. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. To determine the Trust’s investable universe, Trust management will first seek to screen out certain issuers based on ESG criteria determined by BlackRock, subject to the considerations noted below. Such screening criteria principally includes:
(i) issuers that derive more than zero percent of revenue from the production of controversial weapons;
(ii) issuers that derive more than zero percent of revenue from the production of civilian firearms;
(iii) issuers that derive more than zero percent of revenue from the production of tobacco-related products;
(iv) issuers that derive more than twenty percent of revenue from thermal coal generation, unless the Trust is investing in green bonds of such issuers or the issuers have made certain commitments to reduce climate impact, or more than five percent of revenue from thermal coal mining, unless the Trust is investing in green bonds of such issuers;
(v) issuers that derive more than five percent of revenue from oil sands extraction, unless the Trust is investing in green bonds of such issuers or the issuers have set certain targets to reduce climate impact;
(vi) issuers ranked in the bottom half of the applicable fossil fuel issuers peer group by internal or external ESG criteria, other than green bonds of such issuers;
(vii) issuers identified as violators of the United Nations Global Compact, which are globally accepted principles covering corporate behavior in the areas of human rights, labor, environment, and anti-corruption; and
(viii) issuers receiving an ESG rating of CCC or equivalent by recognized third-party rating agencies.
The Trust relies on one or more third-party ratings agencies to identify issuers for purposes of the above screening criteria. Third-party rating agencies may base the above screening criteria on an estimate when revenue for a covered business activity is not disclosed by the issuer or publicly available.
The Trust’s screening criteria is measured at the time of investment and is dependent upon information and data that may be incomplete, inaccurate, unavailable or estimated. Where the Trust’s screening criteria looks solely to third-party ratings or data, issuers are only screened to the extent such ratings or data have been assigned or made available by the third parties. This screening criteria is subject to change over time at the Manager’s discretion. In addition, the Trust may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG-related criteria used by Trust management.
Trust management then seeks to allocate the Trust’s assets to issuers that have been identified by the Manager as having positive sustainability metrics within their respective sector using a proprietary sustainability scoring system, fundamental sector research and third-party ESG data. In evaluating potential investments, the Manager considers certain criteria, including but not limited to: (i) whether, based on the Manager’s proprietary methodologies using internal data sources and third-party data, the issuer provides positive environmental and social benefits to third parties relative to other companies in its sector; (ii) whether a bond is a green, social or sustainability bond (e.g., the proceeds of the bond issuance are used for environmental projects that benefit the entire planet by either directly or indirectly reducing carbon-emissions) as determined through the Manager’s proprietary methodology and in line with global norms; (iii) whether it has been determined, based on metrics provided by third parties, that the issuer has established a decarbonization strategy; and (iv) whether the issuer is aligned with the Manager’s social and environmental criteria and/or generates revenue associated with the UN Sustainable Development goals. Some examples of third-party data and metrics utilized by the Trust include green revenue metrics, forward looking emissions reduction commitments, revenue from socially controversial business lines, exposure to biodiversity controversies, product mix and targeted populations.
After the investable universe is determined, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. In selecting investments, the Trust may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.
Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.
Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.
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The Trust intends to utilize option strategies that consist of writing (selling) call and put options on a portion of the common stocks in its portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.
The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies. The Trust may underweight or overweight a currency based on the Trust management team’s outlook.
The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”
The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.
The Trust may also gain exposure to commodity markets by investing in Cayman ESG Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.
The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.
The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust pays the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust.
The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annual and semi-annual reports.
The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.
The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Trust will apply the ESG criteria described above to municipal bonds, government sponsored asset-backed securities/mortgage-backed securities and government securities.
The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) covered and uncovered call and put

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options on indices of securities and sectors of securities (collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.
The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other investment and risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. An Advisor’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may also invest in securities of other open- or closed-end investment companies, including ETFs and business development companies, including those advised by the Advisor or one of its affiliates, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.
Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. The Trust is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Trust’s investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Risk Factors
This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk.
Limited Term Risk: In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to
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the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.
Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the Dissolution Date. The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution. As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance.
Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.
If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.
Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.
The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.
The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.
Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax

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treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.
Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.
Risks Associated with the Trust’s Options Strategy: The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
•Risks of Writing Options — As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.
If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.
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When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.
•Exchange-Listed Options Risks — There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).
•Over-the-Counter Options Risk — The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.
•Index Options Risk — The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.
•Limitation on Options Writing Risk — The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.
•Tax Risk — Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.
Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.
ESG Investing Risk (ECAT): The Trust intends to screen out particular issuers pursuant to certain criteria established by the Manager, and to measure ESG characteristics, including characteristics related to climate, with respect to certain investments pursuant to a methodology determined by the Manager. This may affect the Trust’s exposure to certain issuers and the Trust may forego certain investment opportunities. The Trust’s results may be lower than other funds that do not seek to invest in issuers based on ESG criteria, or that use a different methodology to screen out issuers or evaluate ESG criteria. The Trust seeks to identify issuers that it believes are better positioned to manage ESG risks and opportunities related to their businesses and to avoid certain companies and industries with ESG related risks, but investors may differ in their views of what constitutes positive or negative ESG criteria. As a result, the Trust may invest in issuers that do not reflect the beliefs and values of any particular investor. In evaluating a security or issuer based on ESG criteria, the Manager is dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that the Manager may incorrectly assess a security or issuer. There is also a risk that the Manager may not apply the relevant ESG criteria correctly or that the Trust could have indirect exposure to issuers who do not meet the relevant ESG criteria used by the Trust. Neither the Trust nor the Manager make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. The Manager’s evaluation of ESG criteria is subjective and may change over time.
The Trust may not include all instruments in its ESG-related assessments, and may place weight on other factors when selecting investments. In addition, the Trust may not be successful in its ESG-related objectives. There is no guarantee that these objectives will be achieved, and such assessments are at the Manager’s discretion.
Risks Associated with Private Company Investments: Private companies are generally not subject to Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations

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of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.
These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.
Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.
•Late-Stage Private Companies Risk — Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.
Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Initial Public Offerings (“IPOs”) Risk: The Trust may invest in shares of companies through IPOs.  Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
Leverage Risk: The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.
Dividend Paying Equity Securities Risk: Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those
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whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.
The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.
Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.
Warrants Risk: If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
Corporate Loans Risk: Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.
Risks of Loan Assignments and Participations: As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under

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the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, the Manager may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Manager’s credit analysis than would be the case when the Trust invests in rated securities.
Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Trust and substantial negative consequences for the U.S. economy and the global financial system.
Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:
•The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.
•The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.
•Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.
•The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trust’s investments.
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Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Currency Transactions Risk: The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Commodities Related Investments Risk: Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.
Structured Securities Risk: Because structured securities of the type in which the Trust may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Trust may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Trust is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, the Trust’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Trust may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility.  Derivatives involve significant risks, including:
•Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

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•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.
Securities Lending Risk: The Trust may engage in securities lending. Securities lending involves the risk that the Trust may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Trust could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Trust.
Subsidiary Risk: By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted, is not subject to all the investor protections of the Investment Company Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by the Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.
Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Trust and may adversely affect the value of the Trust’s shares.  These securities may be subject to greater illiquidity risk than other fixed-income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Trust needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Trust has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Shareholder Activism Risk: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Trust consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Trust’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board of Trustees, or to seek other actions such as a termination of the Trust’s investment advisory contract with its current investment manager or commencing litigation. If the Trust becomes the subject of
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Trust may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Trust. Further, the Trust’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2024 BlackRock Annual Report to Shareholders

Automatic Dividend Reinvestment Plan

Pursuant to BCAT and ECAT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BCAT and ECAT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BCAT and ECAT that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.
Automatic Dividend Reinvestment Plan

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	67 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			69 RICs consisting of 104 Portfolios	None
Cynthia L. Egan(d) 1955	Trustee (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			69 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Trustee (Since 2021)
Chief Financial Officer, Intel Foundry since 2024; Vice
Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial
Officer, Xilinx, Inc. from 2016 to 2019; Corporate
Controller, Xilinx, Inc. from 2008 to 2016.
			67 RICs consisting of 102 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			67 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	67 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Trustee (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003; Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			69 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

2024 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)
Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			69 RICs consisting of 104 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Trustees(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			95 RICs consisting of 268 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	97 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

Trustee and Officer Information

Trustee and Officer Information (continued)
Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2015)	Member of BlackRock’s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective June 30, 2024, David Clayton is no longer a portfolio manager of BCAT. Effective June 30, 2024, Kate Moore, Sarah Thompson and Randy Berkowitz became portfolio managers of BCAT. Ms. Thompson and Mr. Berkowitz have been employed by BlackRock since 2013 and 2004, respectively. Ms. Moore was employed by BlackRock from 2016 to 2024. Effective
November 25, 2024, Kate Moore is no longer a portfolio manager of BCAT.

Effective June 30, 2024, David Clayton is no longer a portfolio manager of ECAT. Effective June 30, 2024, Kate Moore, Sarah Thompson and Randy Berkowitz became portfolio managers of ECAT. Ms. Thompson and Mr. Berkowitz have been employed by BlackRock since 2013 and 2004, respectively. Ms. Moore was employed by BlackRock from 2016 to 2024. Effective
November 25, 2024, Kate Moore is no longer a portfolio manager of ECAT.

2024 BlackRock Annual Report to Shareholders

Additional Information

Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the "Plan"), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital.  Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the  Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
The following information is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Additional Information

Additional Information (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock (Singapore) Limited
079912 Singapore
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114

2024 BlackRock Annual Report to Shareholders

Additional Information (continued)

Trust and Service Providers (continued)
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviation
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ARB	Airport Revenue Bonds
BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
CR	Custodian Receipt
CVR	Contingent Value Right
DAC	Designated Activity Company
ESTR	Euro Short Term Rate
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FREMF	Freddie Mac Multifamily Securities
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTA	Month Treasury Average
MXIBTIIE	Mexico Interbank TIIE 28-Day
PIK	Payment-in-Kind
PJSC	Public Joint Stock Company
RB	Revenue Bond
S&P	Standard & Poor’s
SCA	Societe en Commandite par Actions
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
SPDR	Standard & Poor’s Depository Receipt
TIIEFONDEO	MXN Overnight TIIE Funding Rate

2024 BlackRock Annual Report to Shareholders

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
BCAT-12/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services –

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Allocation Term Trust	$77,928	$77,928	$0	$0	$26,500	$26,464	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily

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portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

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(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Allocation Term Trust	$26,500	$26,871

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

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Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of trustees has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Rick Rieder, Managing Director at BlackRock, Russ Koesterich, CFA, JD, Managing Director at BlackRock, Sarah Thompson, CFA, Managing Director at BlackRock and Randy Berkowitz, CFA, Managing Director at BlackRock. Messrs. Rieder, Koesterich and Berkowitz and Ms. Thompson are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Rieder and Koesterich have been members of the Fund’s portfolio management team since 2020. Ms. Thompson and Mr. Berkowitz have been members of the Fund’s portfolio management team since 2024.

Portfolio Manager	Biography
Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
Russ Koesterich, CFA, JD	Managing Director of BlackRock, Inc. since 2009.
Sarah Thompson, CFA	Managing Director of BlackRock, Inc. since 2013.
Randy Berkowitz, CFA	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2014 to 2021.

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(a)(2) As of December 31, 2024:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder	26	41	18	0	6	2
	$114.3 Billion	$40.61 Billion	$4.21 Billion	$0	$123.6 Million	$235.8 Million
Russ Koesterich, CFA, JD	8	9	34	0	0	0
	$28.75 Billion	$19.73 Billion	$399.7 Million	$0	$0	$0
Sarah Thompson, CFA	2	4	0	0	0	0
	$3.05 Billion	$1.82 Billion	$0	$0	$0	$0
Randy Berkowitz, CFA	3	4	0	0	0	0
	$3.80 Billion	$1.82 Billion	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Rieder and Koesterich may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder and Koesterich may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with

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sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1- and 5-year periods, as applicable, is generally assessed over trailing 1-, 3- and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to these portfolio managers in relation to these portfolios, the benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Russ Koesterich, CFA, JD Rick Rieder	S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index, FTSE Non-US Dollar World Government Bond Index, MSCI World Net TR Index and MSCI ACWI Minimum Volatility (USD) Index (USD)
Randy Berkowitz, CFA	MSCI ACWI Minimum Volatility (USD) Index (USD) and MSCI World Net TR Index
Sarah Thompson, CFA	MSCI World Net TR Index

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

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Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($345,000 for 2024). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2024.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Rick Rieder	None
Russ Koesterich, CFA, JD	$50,001 - $100,000
Sarah Thompson, CFA	None
Randy Berkowitz, CFA	$100,001 - $500,000

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(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Allocation Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Term Trust

Date: February 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Term Trust

Date: February 26, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Capital Allocation Term Trust

Date: February 26, 2025

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